EXHIBIT 10.8

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COLLABORATION AND LICENSE AGREEMENT

Among

ALDERBIO HOLDINGS LLC,

ALDER BIOPHARMACEUTICALS INC.

and

BRISTOL-MYERS SQUIBB COMPANY

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(CONTINUED)

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(CONTINUED)

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(CONTINUED)

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(CONTINUED)

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(CONTINUED)

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(CONTINUED)

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXECUTION COPY

COLLABORATION AND LICENSE AGREEMENT

THIS COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is made and entered into as of November 6, 2009 (the “Signing Date”) by and among ALDERBIO HOLDINGS LLC (“AlderHoldings”), a Nevada limited liability company having its principal place of business at 101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109, ALDER BIOPHARMACEUTICALS INC., a Delaware corporation having its principal place of business at 11804 North Creek Parkway South, Bothell, Washington 98011 (“AlderBio”) and BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation having offices at 345 Park Avenue, New York, New York 10154 (“BMS”). AlderHoldings and AlderBio are referred to collectively as “Alder”. Alder and BMS are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

BMS is engaged in the research, development, manufacture and commercialization of human therapeutic products.

Alder is a biotechnology company that has technology and expertise relating to the discovery and development of certain therapeutic antibodies, including its product containing its proprietary antibody product candidate designated as ALD518, and which binds to the IL-6 target.

Alder is conducting human clinical trials with respect to such product containing ALD518, and has identified certain other back up antibodies which also bind to the IL-6 target.

BMS and Alder desire to enter into a collaboration for the continued development and, if successful, regulatory approval for and commercialization of products containing ALD518 and/or back up products thereto, in both the Licensed Field (as further defined below) and the Cancer Field (as defined below) all in accordance with the terms and conditions set forth herein below.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows.

1. DEFINITIONS

As used in this Agreement, the terms with initial letters capitalized, whether used in the singular or plural form, shall have the meanings set forth in this Article 1 or, if not listed below, the meaning designated in places throughout this Agreement.

1.1 “Acquiror” has the meaning set forth in Section 17.8.

1.2 “Adverse Event” means any untoward medical occurrence in a patient or human clinical investigation subject administered any Licensed Compound or Product, including occurrences which do not necessarily have a causal relationship with any Licensed Compound or Product.

1.3 “Adverse Impact” has the meaning set forth in Section 16.1.

1.4 “Affiliate” means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of more than fifty percent (50%) of the voting stock of such entity, or by contract or otherwise. For avoidance of doubt, AlderHoldings is an Affiliate of AlderBio, and AlderBio is an Affiliate of AlderHoldings.

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1.5 “ALD518” means the Alder proprietary IL-6 Compound designated as “ALD518” and having the amino acid sequence set forth on Exhibit A, as well as any fragment, derivative or subunit thereof that is also an IL-6 Compound.

1.6 “ALD518 LF Product” means any Licensed Product containing ALD518.

1.7 “Alder ABS Technology” means Alder’s proprietary antibody identification process, as described in U.S. Patent Application Serial No. 11/802,235, for use in identifying potent and rare therapeutic antibodies directly from an immunized host using proprietary biological techniques, including any improvements thereto, where such process and techniques (and improvements thereto) apply generally to the identification of antibodies but not specifically to the identification of Licensed Compounds.

1.8 “Alder Background Technology” means, individually and collectively, Alder ABS Technology and Alder Mab Xpress Technology.

1.9 “Alder Cancer Supplier” has the meaning set forth in Section 6.4(c).

1.10 “Alder Cancer Territory” means (i) all countries of the world, in the case where BMS has not exercised the Option and (ii) in the case where BMS has exercised the Option, the U.S. plus any other country as to which BMS’ rights with respect to the Cancer Product have reverted to Alder pursuant to Section 11.1(c)(iii), or as to which the Agreement has been terminated, in accordance with Article 13.

1.11 “Alder Claims” has the meaning set forth in Section 15.2.

1.12 “Alder Collateral” has the meaning set forth in Section 7.3(a).

1.13 “Alder Damages” has the meaning set forth in Section 15.2.

1.14 “Alder Development Costs” has the meaning set forth in Section 8.1(c).

1.15 “Alder Event of Default” has the meaning set forth in Section 7.3(b).

1.16 “Alder Future Process Know-How” has the meaning set forth in Section 6.3(b)(ii).

1.17 “Alder Indemnitees” has the meaning set forth in Section 15.2.

1.18 “Alder Initial Payment” has the meaning set forth in Section 6.3(b)(iii).

1.19 “Alder Know-How” means all Information Controlled as of the Signing Date or thereafter during the Term by AlderHoldings and/or its Affiliate(s) and necessary or reasonably useful for the research, Development, manufacture, use, importation, exportation, sale or Commercialization of (a) Licensed Compounds and/or Licensed Products in the Licensed Field or (b) in the event BMS exercises the Option, any Cancer Product in the Cancer Field, but expressly excluding Information included in Alder Background Technology. Alder Know-How includes but is not limited to all chemical, structural, manufacturing process, biological, pharmacological, toxicological, clinical, assay and other methods of screening, structure activity relationship information or other information that relates to Licensed Compound or Licensed Product (including its composition, formulation, or method of use, manufacture, preparation or administration) and Controlled by AlderHoldings and/or its Affiliate(s), but is not Alder Background Technology. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to such Third

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Party’s acquisition of AlderHoldings or any of its Affiliates, except as otherwise provided in Section 17.8. For additional clarity, Alder Know-How shall exclude rights under any Alder Patents. Notwithstanding the foregoing, Information licensed to AlderHoldings or any of its Affiliates by a Third Party pursuant to a license agreement entered into after the Effective Date shall not be Alder Know-How unless such Information is licensed pursuant to a Third Party License and meets the aforementioned criteria for Alder Know-How.

1.20 “Alder Mab Xpress® Technology” means Alder’s proprietary yeast expression system that has the ability to make fully functional whole antibodies, including any improvements thereto, where such system (and improvements thereto) applies generally to the expression of antibodies but not specifically to the expression of Licensed Compounds.

1.21 “Alder Materials” means tangible materials that (a) are Controlled by AlderHoldings and/or its Affiliate(s), (b) are necessary or useful for the Development and/or Commercialization of (i) ALD518, ALD518 LF Product, a Selected LF Backup Compound and/or a Licensed Product containing a Selected LF Backup Compound or (ii) if BMS exercises the Option, Selected Cancer Backup Compound and/or Co-Developed Product, and (c) are not Bulk Substance, Licensed Compound or Product. Alder Materials shall include but not be limited to: (A) production strains and Master Cell Banks for ALD518 and Selected LF Backup Compounds and, if BMS exercises the Option, production strains and Master Cell Banks for Selected Cancer Backup Compounds, (B) a control antibody for ALD518 that provides a standard for testing manufactured Bulk Substance, (C) [***] that provides a standard for background protein expression, (D) [***] and (E) materials necessary or reasonably useful for performing an immunogenicity or host cell protein assay transferred by Alder to BMS. Other than the materials listed in the preceding sentence under clause (A) through (E), Alder Materials shall not include any of the following: plasmid constructs, vectors, [***], and any tangible material that incorporates or was created for use with the Alder ABS Technology.

1.22 “Alder Patents” means all Patents that are Controlled as of the Signing Date or thereafter during the Term by AlderHoldings and/or its Affiliate(s) and that claim any IL-6 Compound or any product comprising an IL-6 Compound (including in each case its composition, formulation, product by process, or method of use, manufacture, preparation or administration or that would otherwise be infringed, absent a license, by the Development, manufacture, use in the Licensed Field (or, if BMS exercises the Option, in the Cancer Field) or Commercialization of any Licensed Compound or Licensed Product (or, if BMS exercises the Option, Cancer Product)), but expressly excluding claims in Patents to the extent claiming Alder Background Technology. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to such Third Party’s acquisition of AlderHoldings or any of its Affiliates except as otherwise provided in Section 17.8. Notwithstanding the foregoing, a Patent licensed to AlderHoldings or any of its Affiliates by a Third Party pursuant to a license agreement entered into after the Effective Date shall not be an Alder Patent unless such Patent is licensed pursuant to a Third Party License and meets the aforementioned criteria for an Alder Patent. As of the Signing Date, the Alder Patents include the Patents listed in Exhibit B.

1.23 “Alder Technology” means the Alder Patents and Alder Know-How.

1.24 “Alder Third Party Contractor Costs” has the meaning set forth in Section 6.3(b)(ii).

1.25 “Alliance Manager” has the meaning set forth in Section 2.7.

1.26 “[***]” means [***].

1.27 “[***]” means the [***]

by and between Alder and [***], effective [***], and any amendments thereto.

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1.28 “Applicable Law” means the applicable laws, rules and regulations that may be in effect from time to time in a country and that relate to a Party’s activities under this Agreement, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities.

1.29 “Approval” means, with respect to a Product in any regulatory jurisdiction, Regulatory Approval and, where applicable outside the U.S., receipt of pricing and reimbursement approvals. “Approved” as used with respect to a Product has the correlative meaning.

1.30 “Approved Study” has the meaning set forth in Section 3.5(a).

1.31 “Arbitrable Matter” means any dispute concerning the validity, interpretation or construction of, compliance with, or breach of (other than a breach of Sections 12.1, 12.2, 15.1, 15.2 and 15.3), this Agreement, including without limitation:

(i)	any dispute with respect to whether either Party [***], pursuant to Section [***];

(ii)	any dispute with respect to whether either Alder [***], pursuant to Section [***];

(iii)	any dispute or determination regarding a possible [***] in accordance with Section [***];

(iv)	any determination as to whether a product is [***] and/or whether [***]; and

(v)	any determination as to whether [***];

provided, that Arbitrable Matters shall not include [***].

1.32 “Backup Compound” has the meaning set forth in Section 2.11(a).

1.33 “Backup Program” has the meaning set forth in Section 2.11.

1.34 “Bankrupt Party” has the meaning set forth in Section 17.3(a).

1.35 “Base Royalty Rate” has the meaning set forth in Section 8.6(b).

1.36 “Binding Agent” means any (a) (i) antibody, (ii) protein [***] (i), (ii) and (iii), whether [***] or (b) (x) [***] with respect to expression of one of the foregoing or (y) cells expressing or secreting one of the foregoing.

1.37 “Biologic” means a protein, peptide or nucleic acid, including without limitation a Binding Agent or any fragment, derivative or subunit thereof; provided that Biologic shall not include any [***] or any molecule having a molecular weight of less than [***].

1.38 “BLA” means a Biologics License Application, for which approval by the FDA is required to market a Product in the U.S.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.39 “BLA Approval” means the Approval of an BLA by the FDA for the applicable Product in the U.S.

1.40 “BLA Filing” means the acceptance by the FDA of the filing of an BLA for the applicable Product.

1.41 “BMS Claims” has the meaning set forth in Section 15.1.

1.42 “BMS Damages” has the meaning set forth in Section 15.1.

1.43 “BMS Future Process Know-How” has the meaning set forth in Section 6.3(b)(iii).

1.44 “BMS Improvement” means a Sole Invention (and any Patent claiming such Sole Invention) of BMS that is an improvement to the Alder ABS Technology and/or Alder Mab Xpress Technology provided or disclosed to BMS under the Agreement.

1.45 “BMS Indemnitees” has the meaning set forth in Section 15.1.

1.46 “BMS Initial Payment” has the meaning set forth in Section 6.3(b)(ii).

1.47 “BMS Know-How” means all Information Controlled as of the Effective Date or thereafter during the Term by BMS and/or its Affiliate(s) that is necessary or reasonably useful for the research, development, manufacture, use, importation or sale of Licensed Products or Cancer Products, to the extent such Information is disclosed or made available to Alder hereunder or otherwise used in the conduct of this Agreement. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to such Third Party’s acquisition of BMS, except as provided in Section 17.8. For further clarity, BMS Know-How shall exclude rights under any BMS Patents and BMS’ interest in any Joint Patents.

1.48 “BMS Optimization Program” has the meaning set forth in Section 2.11(d).

1.49 “BMS Patents” means all patents and patent applications that are Controlled as of the Effective Date or thereafter during the Term by BMS and/or its Affiliate(s) that claim the composition of matter, manufacture or use of one or more Licensed Compounds, Licensed Products or Cancer Products or that would otherwise be infringed, absent a license, by the manufacture, use or sale of any Licensed Compound, Licensed Product or Cancer Product. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to such Third Party’s acquisition of BMS, except as provided in Section 17.8. For further clarity, BMS Patents shall exclude BMS’ interest in any Joint Patents.

1.50 “BMS Technology” means the BMS Patents, BMS Know-How and BMS’ interest in Joint Patents and Joint Inventions. Upon any termination of this Agreement pursuant to Article 13, BMS Know-How included in the BMS Technology shall be limited to the extent that such BMS Know-How is then actually used or is reasonably expected to be used based on the then-current Licensed Field Development Plan or Cancer Development Plan as of the date of such termination, and BMS Patents included in BMS Technology shall be limited to claims under BMS Patents that are then being practiced or are reasonably expected to be practiced based on the then-current Licensed Field Development Plan or Cancer Development Plan as of the effective date of such termination, in each case in connection with the Development, manufacture, formulation or Commercialization of the terminated Product in the Territory.

1.51 “BMS Third Party Contractor Costs” has the meaning set forth in Section 6.3(b)(iii).

1.52 “[***] Sublicense Agreement” has the meaning set forth in Section 8.19.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.53 “[***] Sublicensing Revenues” has the meaning set forth in Section 8.19.

1.54 “Bulk Substance” means the bulk active Licensed Compound, manufactured in accordance with cGMP.

1.55 “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are required by Applicable Law to remain closed.

1.56 “Cancer Development Budget” means the budget associated with and included in the Cancer Development Plan for a Co-Developed Product, detailing the anticipated Cancer Development Costs for the applicable activities set forth in such Cancer Development Plan.

1.57 “Cancer Development Costs” means all Development costs [***] that are directly related and reasonably allocable to Development of Cancer Product [***] for the purposes of seeking Regulatory Approval of a Co-Developed Product [***] and incurred [***], and, to the extent meeting the foregoing criteria, including the following to the extent the activities described below were not previously conducted in connection with the Development of the Licensed Product:

(a) the FTE and direct out-of-pocket costs incurred in connection with the planning and conduct of Clinical Trials;

(b) [***];

(c) development of the manufacturing process for such Cancer Product and any components thereof ([***]), as well as, to the extent not included in the Manufacturing Cost of [***] Cancer Product used in Clinical Trials, [***], and [***] of permitted Third Party contract manufacturers;

(d) Manufacturing Costs for (i) Cancer Product for use in Clinical Trials and [***] in support thereof and (ii) the manufacture, purchase or packaging of comparators or placebo for use in Clinical Trials (with the manufacturing costs for comparators or placebo to be determined in the same manner as Manufacturing Costs are determined for such Cancer Product), as well as the direct costs and expenses of disposal of drugs and other supplies used in such Clinical Trials [***];

(e) [***] arising out of Development activities for the Cancer Product [***] and for which [***];

(f) recruitment initiatives for Clinical Trials; and

(g) conducting advisory board meetings or other consultant programs, the purpose of which is to obtain advice and feedback related to the Development of a Cancer Product [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

For clarity, Cancer Development Costs shall exclude: (i) [***] relating to Development activities for the purpose of [***] such Cancer Product [***] [***], which shall be borne by the Party incurring such expenses, (ii) any costs reasonably allocable to [***] of Cancer Product, (iii) income tax liabilities and corporate overhead costs of either Party, (iv) [***] and (v) any Excess Development Costs that are excluded as set forth in Section 3.7(f).

Cancer Development Costs shall not include any Development costs incurred by or for a Party [***] except for costs for the [***] in the case where the Parties [***].

1.58 “Cancer Development Plan” has the meaning set forth in Section 3.5(a).

1.59 “Cancer Development Program” means the Development program for Co-Developed Product [***] as described in the [***].

1.60 “Cancer Field” means the [***].

1.61 “Cancer Product” means a pharmaceutical product containing ALD518 or a Selected Cancer Backup Compound (alone or with any other pharmaceutically active ingredient which is not a Licensed Compound), in each case in form(s) intended for and developed [***] for use in the Cancer Field. For clarity, (i) Cancer Product shall in no event include a product intended for and/or developed for [***] and (ii) Cancer Product shall in no event include a product intended for and/or developed for use outside the Cancer Field.

1.62 “Cancer Product Mark” has the meaning set forth in Section 10.2(a).

1.63 “Cancer Supportive Care” means the [***] of (i) [***] and/or [***] in cancer patients or (ii) side effects that are associated generally with chemotherapy or other cancer therapies.

1.64 “Cancer Territory” means worldwide except for the United States, but excluding countries in which BMS’ right to the Cancer Product revert to Alder or in which the Agreement terminates in accordance with Article 13.

1.65 “Claim” has the meaning set forth in Section 15.3.

1.66 “Clinical Trial” means any human clinical trial of a Product.

1.67 “CMC” means chemistry, manufacturing and controls with respect to Licensed Compound and/or Product, including the chemistry, manufacturing and controls section of a Regulatory Material for the Product.

1.68 “Co-Developed Product” means any Cancer Product following the exercise of the Option by BMS.

1.69 “Collaboration” has the meaning set forth in Section 2.1.

1.70 “Collaboration Antibody” means ALD518, Selected LF Backup Compound and/or, as applicable if BMS exercises the Option, Selected Cancer Backup Compound.

1.71 “Collaboration Patents” means all Alder Patents, all BMS Patents and all Joint Patents to the extent not claiming any Alder Background Technology.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.72 “COM Patent” means the Alder Patent in the relevant country that contains a claim that specifically (i.e., not generically) covers ALD518 as a composition of matter and that corresponds to or claims priority to U.S. Patent Application No. [***] or international application [***].

1.73 “Combination Product” means a Product that (i) includes at least one additional active ingredient (whether coformulated or copackaged) which is not a Licensed Compound or (ii) is sold in a form that contains (or that is bundled with) a delivery device therefor. Pharmaceutical dosage form vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients” or a “delivery device”, except in the case where such vehicle, adjuvant, or excipient is recognized by the FDA as an active ingredient in accordance with 21 CFR 210.3(b)(7).

1.74 “Commercialization” means the commercial manufacture, marketing, promotion, sale (and offer for sale or contract to sell), distribution or other commercial exploitation of Product in the Territory. Commercialization shall include commercial activities conducted in preparation for Product launch. “Commercialize” has a correlative meaning.

1.75 “Committee” means the Joint Executive Committee, Joint Development Committee, Joint Manufacturing Committee or Joint Commercialization Committee, or any other subcommittee established under Article 2, as applicable.

1.76 “Competing Product” means any product for use in the Licensed Field (and/or, in the case where BMS has exercised the Option, the Cancer Field) containing a Biologic that [***] and [***] to [***] and [***]. For clarity, the Biologic in such product may also [***] in addition to [***] and such additional [***] shall not prevent such product from being a Competing Product.

1.77 “Confidential Information” means, with respect to a Party, and subject to Section 12.1, all non-public Information of such Party that is disclosed to the other Party under this Agreement, which may include, without limitation, specifications, know-how, trade secrets, technical information, models, business information, inventions, discoveries, methods, procedures, formulae, protocols, techniques, data, and unpublished patent applications, whether disclosed in oral, written, graphic, or electronic form. All Information disclosed by a Party pursuant to the Prior CDA shall be deemed to be the Confidential Information of such Party pursuant to this Agreement (with the mutual understanding and agreement that any use or disclosure thereof that is authorized under Article 12 shall not be restricted by, or be deemed a violation of, such Prior CDA).

1.78 “Control” means, with respect to any material, Information, or intellectual property right, that a Party (a) owns such material, Information, or intellectual property right, or (b) has a license or right to use to such material, Information, or intellectual property right, in each case with the ability to grant to the other Party access, a right to use, or a license, or a sublicense (as applicable) to such material, Information, or intellectual property right on the terms and conditions set forth herein, without violating the terms of any agreement or other arrangement with any Third Party.

1.79 “Core Data Sheet” means a document setting forth material relating to safety, indications, dosing, pharmacology, and other information concerning a product, as such document is described in ICH guidance E2C Clinical Safety Data Management: Periodic Safety Update Reports for Marketed Drugs, November 1996 (published by the FDA in May 1997), as amended from time to time.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.80 “Core Patent” means (a) any Alder Patent that contains a Valid Claim specifically covering the composition or formulation or method of use in the Licensed Field of ALD518, ALD518 LF Product, Selected LF Backup Compound or Product containing a Selected LF Backup Compound and (b) in the case where BMS exercises the Option, any Alder Patent that contains a Valid Claim specifically covering the composition or formulation or method of use in the Cancer Field of Co-Developed Product and Licensed Compound contained in such Co-Developed Product. As of the Signing Date, the Core Patents include the Alder Patents listed in Exhibit B.

1.81 “Cover”, “Covered” or “Covering” means, with respect to a Patent, that, but for rights granted to a Person under such Patent, the practice by such Person of an invention claimed in such Patent would infringe a Valid Claim included in such Patent, or in the case of a Patent that is a patent application, would infringe a Valid Claim in such patent application if it were to issue as a patent.

1.82 “Development” means all activities that relate to (a) obtaining, maintaining or expanding Regulatory Approval of a Product and to support appropriate usage for such Product, for one or more indications, or (b) developing the process for the manufacture of clinical and commercial quantities of Product. This includes: (i) research, preclinical testing, toxicology, and Clinical Trials; (ii) preparation, submission, review, and development of data or information and Regulatory Materials for the purpose of submission to a governmental authority to obtain, maintain and/or expand Regulatory Approval of a Product (including contacts with Regulatory Authorities), and outside counsel regulatory legal services related thereto; and (iii) manufacturing process development and scale-up, bulk production and fill/finish work associated with the supply of Product for preclinical and clinical studies, and related quality assurance technical support activities; provided, however, that Development shall exclude Commercialization, the construction, validation and qualification of commercial manufacturing facilities, the building of commercial inventory of Product, and the negotiation of pricing/reimbursement for a Product. For clarity, Development shall include Phase 4 Clinical Trials that are required, requested or advised by a Regulatory Authority as a condition of, or in connection with, obtaining or maintaining an Approval (whether the trial is commenced prior to or after receipt of such Approval). “Develop” has a correlative meaning.

1.83 “Diligent Efforts” means, with respect to a Party’s obligations under this Agreement to research, Develop or Commercialize a Licensed Product or Cancer Product, the carrying out of such obligations or tasks as an active and ongoing program with a level of effort and resources consistent with the commercially reasonable practices normally devoted by BMS (in the case of BMS) or a biotechnology company (in the case of AlderBio) in connection with the research, development, manufacture or commercialization of a similarly situated pharmaceutical compound or product owned by it or to which it has rights, which is at a similar stage of development or commercialization, using the efforts that BMS (in the case of BMS) or a biotechnology company (in the case of AlderBio) would reasonably devote to a compound or product of similar market potential, sales potential and strategic value, based on conditions then prevailing and taking into account, without limitation, issues of safety and efficacy, regulatory authority-approved labeling, product profile, the competitiveness of alternative products in the marketplace, the likely timing of the product’s entry into the market, the patent and other proprietary position, the likelihood of regulatory approval and other relevant scientific, technical and commercial factors. Diligent Efforts shall require a Party, at a minimum, to: (a) assign obligations for the research, Development and/or Commercialization of Licensed Product or Cancer Product to qualified employees, (b) set annual goals and objectives for carrying out such obligations and (c) allocate resources designed to meet such goals and objectives. Diligent Efforts shall be determined on a country-by-country basis.

1.84 “[***]” means [***].

1.85 “[***]” means the [***] by and between Alder and [***], effective [***], and any amendments thereto.

1.86 “Disclosing Party” has the meaning set forth in Section 12.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.87 “Discovery Backup Program” has the meaning set forth in Section 2.11(a).

1.88 “DMF” means a drug master file and all equivalents, and related proprietary dossiers, in any country or jurisdiction in the Territory (including without limitation any active substance master file in the EMEA) for the Bulk Substance submitted or to be submitted by a Party to Regulatory Authorities.

1.89 “Dollar” or “$” means the lawful currency of the United States.

1.90 “Effective Date” has the meaning set forth in Section 17.15.

1.91 “EMEA” means the European Regulatory Authority known as the European Medicines Agency and any successor agency thereto.

1.92 “End of Phase 2 Meeting” means the end-of-Phase 2 meeting with FDA as described in 21 CFR 312.47(b).

1.93 “Europe” means the countries comprising the European Union as it may be constituted from time to time, together with those additional countries comprising the European Economic Area as it may be constituted from time to time (as of the Signing Date, Iceland, Liechtenstein and Norway) and Switzerland.

1.94 “EU” or “European Union” means the European Union, as its membership may be altered from time to time, and any successor thereto, and which, as of the Effective Date, consists of Austria, Belgium, Bulgaria, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom, and that certain portion of Cyprus included in such organization.

1.95 “Europe Region” has the meaning set forth in Section 13.2(c).

1.96 “Excess Development Cost” has the meaning set forth in Section 3.7(f).

1.97 “Executive Officer” means, in the case of BMS, any senior executive who reports directly to the Chief Executive Officer of BMS, and in the case of Alder, AlderBio’s Chief Executive Officer.

1.98 “Existing IL-6 Compounds” has the meaning set forth in Section 2.11(a).

1.99 “Existing Process” has the meaning set forth in Section 6.3(a).

1.100 “Expert” means a mutually acceptable, disinterested, conflict-of-interest-free individual not affiliated with either Party or its Affiliates who, with respect to a dispute concerning a financial, commercial, scientific or regulatory matter possesses appropriate expertise to resolve such dispute. The Expert (or any of the Expert’s former employers) shall not be or have been at any time an Affiliate, employee, consultant (during the previous five years), officer or director of either Party or any of its Affiliates.

1.101 “Ex-US Core Patents” means those Core Patents that are not Joint Patents and that are issued or pending in any country or region other than the U.S.

1.102 “FDA” means the United States Food and Drug Administration or its successor.

1.103 “FD&C Act” or “Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.104 “Financial Contact” has the meaning set forth in Section 8.2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.105 “First Cancer Indication” means, with respect to a particular milestone event triggering a milestone payment under Section 8.4, an indication in the Cancer Field for which such event occurs first among all indications in the Cancer Field.

1.106 “First Commercial Sale” means, with respect to a Product and country, the first sale to a Third Party of such Product in such country after Approval has been obtained in such country.

1.107 “FTE” means the equivalent of a full time individual’s work for a 12 month period (consisting of at least a total of [***] hours per year of dedicated effort). In the case that any personnel of a Party works partially on the Development of Cancer Product and partially on other work in a 12 month period, then the work to be attributed to such individual’s contribution to a FTE hereunder shall be equal to the percentage of such individual’s total work time in such 12 month period that such individual spent working on the Development of Cancer Product. No additional payment shall be made with respect to any person who works more than [***] hours per year, and any person who devotes less than [***] hours per year shall be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked by such person on the Development of Cancer Product, divided by [***]. FTE efforts shall not include the work of general corporate or administrative personnel.

1.108 “FTE Rate” means (a) with respect to FTE personnel costs in connection with the Development of Cancer Product, an initial rate of [***] Dollars ([***]) per FTE per year and (b) with respect to FTE personnel costs in connection with a Backup Program, a BMS Optimization Program or Production Strain Work, an initial rate per FTE per year to be reasonably agreed to by the Parties at the time of commencement of such Backup Program, BMS Optimization Program or Production Strain Work (which rate shall be within the range that is customary in the biopharmaceutical industry for comparable work to be performed by one entity for another entity). [***].

1.109 “Future Process” has the meaning set forth in Section 6.3(b).

1.110 “GAAP” means generally accepted accounting principles of the United States consistently applied.

1.111 “Generic Product” means, with respect to a Licensed Product or a Co-Developed Product, any pharmaceutical product that (i) contains as an active ingredient an agent that is the same or substantially the same as the Licensed Compound contained in such Licensed Product or Co-Developed Product, (ii) obtained regulatory approval (for an indication for which the Licensed Product or Co-Developed Product, as applicable, obtained Regulatory Approval from the applicable Regulatory Authority) on an expedited or abbreviated basis in a manner that relied on or incorporated data submitted by BMS or any of its Affiliates or Sublicensees in connection with the Regulatory Approval for such Licensed Product or Co-Developed Product and (iii) is sold in the same country as such Licensed Product or Co-Developed Product by any Third Party that is not a Sublicensee of BMS or its Affiliates and did not purchase such product in a chain of distribution that included any of BMS or any of its Affiliates or its Sublicensees. Generic Product, with respect to a Licensed Product, shall also include any pharmaceutical product that (x) contains as an active ingredient an agent that is the same or substantially the same as the Licensed Compound contained in such Licensed Product, (y) obtained regulatory approval in the Cancer Field from the applicable Regulatory Authority on an expedited or abbreviated basis that relied on data submitted by Alder or any of its Affiliates or licensees in connection with the Regulatory Approval for such Cancer Product and (z) is sold and used off-label in the Licensed Field in the same country as such Licensed Product by any Third Party that is not a licensee of Alder or its Affiliates and did not purchase such product in a chain of distribution that included any of Alder or any of its Affiliates or its licensees.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.112 “cGMP” or “GMP” means current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, MHLW regulations, ICH Guideline Q7A, or equivalent laws, rules, or regulations of an applicable Regulatory Authority at the time of manufacture.

1.113 “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.114 “Grant Request” has the meaning set forth in Section 12.5(b).

1.115 “HSR Conditions” has the meaning set forth in Section 17.15.

1.116 “ICH” means International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.117 “IL-6” means the expression product of the human interleukin-6 gene (including any mutant or polymorphic forms thereof).

1.118 “IL-6 Compound” means any Binding Agent that was raised or engineered to bind to [***] directly and specifically and in a manner that interferes with the normal function [***], as applicable, and [***] that retains such characteristics.

1.119 “[***]” means the protein known, as of the Effective Date, as [***].

1.120 “IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the applicable Regulatory Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.121 “Indemnified Party” has the meaning set forth in Section 15.3.

1.122 “Indemnifying Party” has the meaning set forth in Section 15.3.

1.123 “Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including, without limitation, know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, expertise, stability, technology, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures.

1.124 “Infringement” has the meaning set forth in Section 9.4(a).

1.125 “Initial Cancer Development Plan” means the Cancer Development Plan in effect from the Effective Date until its update in accordance with Section 3.5. A copy of the Initial Cancer Development Plan is attached hereto as Exhibit C.

1.126 “Initial Licensed Field Development Plan” means the Licensed Field Development Plan in effect from the Effective Date until its update in accordance with Section 3.2. A copy of the Initial Licensed Field Development Plan is attached hereto as Exhibit D.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.127 “Initiated” has the meaning set forth in Section 13.2(a) with respect to all uses of such term in Article 13; such definition is not applicable in any way to the term “Initiation” as used in Section 8.3 or 8.4.

1.128 “Inspected Party” has the meaning set forth in Section 8.15.

1.129 “Inspecting Party” has the meaning set forth in Section 8.15.

1.130 “JNDA” means a New Drug Application filed with the MHLW required for marketing approval for the applicable Product in Japan.

1.131 “JNDA Approval” means the Approval of a JNDA by the MHLW for the applicable Product in Japan.

1.132 “JNDA Filing” means the acceptance by the MHLW of the filing of a JNDA for the applicable Product in Japan.

1.133 “Joint Cancer Development Plan” means the Cancer Development Plan for the Co-Developed Product.

1.134 “Joint Commercialization Committee” or “JCC” means the committee formed by the Parties as described in Section 2.5(a).

1.135 “Joint Development and Regulatory Committee” or “JDC” means the committee formed by the Parties as described in Section 2.3(a).

1.136 “Joint Executive Committee” or “JEC” means the committee formed by the Parties as described in Section 2.2(a).

1.137 “Joint Inventions” has the meaning set forth in Section 7.1.

1.138 “Joint Manufacturing Plan” has the meaning set forth in Section 6.7.

1.139 “Joint Manufacturing Committee” or “JMC” means the committee formed by the Parties as described in Section 2.4(a).

1.140 “Joint Patent” means a Patent that claims a Joint Invention.

1.141 “License” means an agreement for (including in each case an option for) [***], Development or Commercialization of, or solely the Commercialization of, the Cancer Product in the Cancer Field in the [***], but [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.142 “Licensed Compound” means: (a) ALD518; (b) any Backup Compound discovered, identified or optimized under a Backup Program or BMS Optimization Program and selected by BMS as a Selected LF Backup Compound or by Alder as a Selected Cancer Backup Compound; and/or (c) any IL-6 Compound that is within the scope of a Valid Claim of any of the Alder Patents, Joint Patents and/or BMS Patents (to the extent such BMS Patents claim any Sole Invention).

1.143 “Licensed Field” means [***], including the [***] and/or [***], but excluding the Cancer Field.

1.144 “Licensed Field Development Plan” has the meaning set forth in Section 3.2(a).

1.145 “Licensed Product” means any pharmaceutical product containing a Licensed Compound other than a Selected Cancer Backup Compound (alone or with any other pharmaceutically active ingredient which is not a Licensed Compound), in all forms, presentations, formulations and dosage forms, in each case solely for use outside the Cancer Field. For clarity, Licensed Product shall in no event include a product intended for and/or developed for administration or use outside the Licensed Field.

1.146 “Licensed Territory” means all countries of the world.

1.147 “Litigable Matter” means any dispute between the Parties concerning the validity, scope, enforceability, inventorship, or ownership of intellectual property rights, or any breach or alleged breach by a Party of any of Sections 12.1, 12.2, 15.1, 15.2 and 15.3 by a Party.

1.148 “MAA” or “Marketing Authorization Application” means an application for Regulatory Approval for a Product in a country or region of the Territory.

1.149 “MAA Approval” shall be achieved upon receiving Approval for the applicable Product in a Major European Country.

1.150 “MAA Filing” means validation by the EMEA of the filing of a Marketing Authorization Application for the applicable Product under the centralized European procedure, as demonstrated by the start of the procedure under the timetable adopted by the Committee for Medicinal Products for Human Use (CHMP). If the centralized EMEA filing procedure is not used, MAA Filing will be achieved upon the first filing of an MAA for the applicable Product in any Major European Country.

1.151 “Major European Country” means [***].

1.152 “Major Market” means each of the [***].

1.153 “Managed Care Organizations” or “MCOs” means pharmacies, managed health care organizations, group purchasing organizations, large employers, long-term care organizations, formularies, insurers, government agencies and programs (e.g., Medicare and the VHA and other federal, state and local agencies), or similar organizations.

1.154 “Manufacturing Costs” means costs of manufacturing a Licensed Compound or Product, as applicable, that is supplied by or on behalf of a supplying Party to the other Party ([***]), which is either (a) manufactured and supplied by a Third Party for such supplying Party; or (b) manufactured directly by such supplying Party or its Affiliate; in each case to the extent such costs are reasonably allocable to the Licensed Compound or Product supplied ([***]), and [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

For costs under clause (a) above, Manufacturing Costs means: (i) the amount paid by a Party or its Affiliates to such a Third Party in connection with the manufacture and supply of such Licensed Compound or Product ([***]), plus (ii) [***].

For costs in clause (b) above, Manufacturing Costs means the standard cost of goods sold and product variances. For purposes of this definition, “standard costs of goods sold” include [***]. All components of Manufacturing Costs shall be allocated on a basis consistent with its customary cost accounting practices applied by the Party to the other products it produces, provided that with respect to [***], the allocation shall be made based on [***], and such allocation [***]. Costs that [***] shall not be included in the determination of Manufacturing Costs. [***].

1.155 “Master Cell Bank” means a validated master cell bank that (a) is supplied by Alder to BMS under this Agreement for the expression of ALD518 or a Selected LF Backup Compound (or, if BMS exercises the Option, a Selected Cancer Backup Compound) through the use of Alder Mab Xpress Technology or (b) results from BMS’ validation of a production strain for the expression of ALD518 or a Selected LF Backup Compound supplied by Alder to BMS (such production strain being developed by Alder through the use of Alder Mab Xpress Technology).

1.156 “Medical Education Activities” means, compliant with Applicable Law, activities designed to ensure or improve appropriate medical use of, conduct medical education of, or further research regarding, a Product sold in the Territory, including by way of example: (a) activities of Medical Liaisons; (b) grants to support continuing medical education, symposia, or third party research related to a Product in the Territory; (c) development, publication and dissemination of publications relating to a Product in the Territory, as well as medical information services provided in response to inquiries communicated via sales representatives or received by letter, phone call or email; and (d) conducting advisory board meetings, meetings with key opinion leaders or other programs, the purpose of which is to obtain advice and feedback related to the Development of, or medical activities concerning, a Product in the Territory.

1.157 “Medical Liaisons” means those health care professionals, in the United States, employed or engaged by a Party with sufficient health care experience (including at least a four-year degree and (i) clinical, residency or fellowship experience or (ii) other highly specialized training relevant to Medical Education

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Activities, including any such professional with a Ph.D. or Pharm.D. degree) to engage in in-depth dialogues with physicians regarding medical issues associated with a Product, and are not Sales Representatives or otherwise engaged in direct selling or promotion of a Product.

1.158 “MHLW” means the Japanese Ministry of Health, Labour and Welfare, or any successor agency thereto.

1.159 “Negligently Incurred Development Cost” has the meaning set forth in Section 3.7(f).

1.160 “Net Sales” means, with respect to any Product, the gross amount invoiced or otherwise billed by BMS, any Affiliate or Sublicensee for sales of such Product to a Third Party, less deductions for the following, to the extent included in such billing or otherwise actually allowed or incurred with respect to such sales:

(i)	[***],

(ii)	[***],

(iii)	[***],

(iv)	[***],

(v)	[***], and

(vi)	[***].

In the event that BMS, its Affiliates or Sublicensees make any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and reconciled with the next report and payment of any royalties due. Sales between BMS and its Affiliates and Sublicensees [***]. For clarity, sales by BMS to a Third Party distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer shall be considered sales to a Third Party.

In the case of any Combination Product sold in the Licensed Territory, the Net Sales of such Combination Product for the purpose of calculating royalties owed under this Agreement for sales of such Product, shall be determined as follows: first, [***] and then such amount shall be [***], if sold separately, and [***] if sold separately. If either the Product or any other active pharmaceutical molecule or delivery device in the Combination Product is not sold separately, the adjustment to Net Sales shall be determined by [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

With respect to any sale of any Product in a given country for any substantial consideration other than monetary consideration on arm’s length terms (which has the effect of reducing the invoiced amount below what it would have been in the absence of such non-monetary consideration), for purposes of calculating the Net Sales under this Agreement, [***]; provided that, notwithstanding the foregoing, Net Sales shall not include [***].

Net Sales shall be determined in accordance with those generally accepted accounting principles (in accordance with GAAP) consistently employed by BMS, its Affiliate(s), and/or Sublicensees (as applicable) with respect to external reporting.

1.161 “New Indication Sole-Funded Study” has the meaning set forth in Section 3.6(e).

1.162 “New Material Data” has the meaning set forth in Section 7.10(c).

1.163 “Off-label Use of Cancer Product” has the meaning set forth in Section 5.7(a).

1.164 “Off-label Use of Licensed Product” has the meaning set forth in Section 5.7(a).

1.165 “Optimization Backup Program” has the meaning set forth in Section 2.11(a).

1.166 “Option” has the meaning set forth in Section 7.9.

1.167 “Other Alder Patents” has the meaning set forth in Section 9.3(b).

1.168 “Other Indication” means an indication for the prevention, treatment and/or control of a disease or condition in humans in the Licensed Field that is separate and distinct from rheumatoid arthritis (i.e., an indication separate and distinct from the RA Indication). Examples of the Other Indication include without limitation inflammatory bowel disease (includes both Crohn’s disease and ulcerative colitis), psoriasis, lupus and ankylosing spondylitis. For avoidance of doubt, for purposes of this definition, different stages of rheumatoid arthritis and psoriatic arthritis would not be considered to be indications “separate and distinct” from the RA Indication.

1.169 “Party Written Consent” has the meaning set forth in Section 2.6(c).

1.170 “Patent” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including adjustments, revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patents of addition to any of such foregoing patent applications and patents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.171 “Patent Contact” has the meaning set forth in Section 9.1.

1.172 “Patent Prosecution Costs” means the direct out-of-pocket costs ([***]) recorded as an expense by a Party or any of its Affiliates (in accordance with its customary accounting practices) after the Effective Date and during the Term and pursuant to this Agreement, in connection with the preparation, filing, prosecution, maintenance and extension of Patents, including costs of Patent interference, appeal, opposition, reissue, reexamination, revocation or other administrative proceedings with respect to Patents and filing and registration fees.

1.173 “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture company, governmental authority, association or other entity.

1.174 “Phase 1 Clinical Trial” means a Clinical Trial of a Product on sufficient numbers of normal volunteers and/or patients that is designed to establish that such Product is safe for its intended use, can be delivered in a dose(s) that is therapeutically useful, and to support its continued testing in Phase 2 Clinical Trials.

1.175 “Phase 2 Clinical Trial” means a Phase 2a Clinical Trial or a Phase 2b Clinical Trial. For purposes of this Agreement, ‘initiation’ of a Phase 2 Clinical Trial for a Product means the first dosing of such Product in a human subject in a Phase 2 Clinical Trial.

1.176 “Phase 2a Clinical Trial” means a controlled Clinical Trial of a Product that utilizes the pharmacokinetic and pharmacodynamic information obtained from one or more previously conducted Phase 1 Clinical Trial(s) and/or other Phase 2a Clinical Trial(s) in order to confirm the optimal manner of use of such Product (dose and dose regimens) and to better determine safety and efficacy.

1.177 “Phase 2b Clinical Trial” means a Clinical Trial of a Product, designed to support and immediately precede the initiation of a Phase 3 Clinical Trial program without any further Phase 2 Clinical Trials, on sufficient numbers of patients that is designed to provide a preliminary determination of safety and efficacy of such Product in the target patient population over a range of doses and dose regimens. For purposes of this Agreement, ‘initiation’ of a Phase 2b Clinical Trial for a Product means the first dosing of such Product in a human subject in a Phase 2b Clinical Trial. For clarity, the Clinical Trial identified in Exhibit D as “Phase 2b Clinical Trial—(dose ranging MTX IR; [***]; SC)” is a Phase 2b Clinical Trial as defined herein.

1.178 “Phase 3 Clinical Trial” means a clinical trial of a Product on sufficient numbers of patients that is designed to establish that such Product is safe and efficacious for its intended use, and to define warnings, precautions and adverse reactions that are associated with such Product in the dosage range to be prescribed, and to support Regulatory Approval of such Product or label expansion of such Product. For purposes of this Agreement, ‘initiation’ of a Phase 3 Clinical Trial for a Product means the first dosing of such Product in a human subject in a Phase 3 Clinical Trial.

1.179 “Phase 4 Clinical Trial” means a Clinical Trial of a Product that (a) is not required for receipt of Approval for a country but which may be useful in providing additional drug profile data in support of such Approval (whether the trial is commenced prior to or after receipt of such Approval), or (b) is required, requested or advised by a Regulatory Authority as a condition of, or in connection with, obtaining or maintaining an Approval (whether the trial is commenced prior to or after receipt of such Approval). Phase 4 Clinical Trials may include, without limitation, trials or studies conducted in support of pricing/reimbursement for an Approval, epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance studies, investigator sponsored clinical trials and health economics studies.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.180 “Prior CDA” means the Mutual Nondisclosure Agreement entered into by BMS and Alder effective February 10, 2009.

1.181 “Product” means (i) as applied to BMS, Licensed Product for use in the Licensed Field and/or the Co-Developed Product for use in the Cancer Field and (ii) as applied to Alder, Cancer Product for use in the Cancer Field.

1.182 “Profit” has the meaning set forth in Section 5.7(a).

1.183 “Promotional Materials” means all sales representative training materials and all written, printed, graphic, electronic, audio or video matter, including, without limitation, journal advertisements, sales visual aids, leave items, formulary binders, reprints, direct mail, direct-to-consumer advertising, internet postings, and broadcast advertisements intended for use or used by either Party or its Affiliates or (sub)licensees in connection with any promotion of a Cancer Product.

1.184 “Proposed Study” has the meaning set forth in Section 3.6(a).

1.185 “Proposed Terms” has the meaning set forth in Section 16.2(b).

1.186 “Prosecuting Party” has the meaning set forth in Section 9.3(c).

1.187 “Publication” has the meaning set forth in Section 12.4.

1.188 “RA Indication” means an indication for the prevention, treatment and/or control of rheumatoid arthritis in humans.

1.189 “Receiving Party” has the meaning set forth in Section 12.1.

1.190 “Region” has the meaning set forth in Section 13.2(c).

1.191 “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation, exportation and sale of a Product for one or more indications and in a country or regulatory jurisdiction, which may include, without limitation, satisfaction of all applicable regulatory and notification requirements, but which shall exclude any pricing and reimbursement approvals.

1.192 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or, to the extent required in such country or regulatory jurisdiction, pricing or reimbursement approval of a Product in such country or regulatory jurisdiction, including without limitation the FDA, the EMEA, the European Commission and MHLW, and in each case including any successor thereto.

1.193 “Regulatory Expenses” means, with respect to Licensed Compound or Product, applicable FTE costs and direct out-of-pocket costs (including filing, user, maintenance and other fees incurred to Regulatory Authorities) that are incurred by a Party or any of its Affiliates on or after the Effective Date and during the Term that are directly attributable or reasonably allocable to the preparation of regulatory submissions for, and the obtaining and maintaining of Approval in any country in the Licensed Territory, compliance with Approvals and requirements of such Regulatory Authorities (including post-Approval requirements), Adverse Event recordation and reporting, regulatory affairs activities, and recalls and withdrawals of any Product.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.194 “Regulatory Materials” means regulatory applications, submissions, dossiers, notifications, registrations, Regulatory Approvals and/or other filings made to or with, or other approvals granted by, a Regulatory Authority that are necessary or reasonably desirable in order to Develop, manufacture, market, sell or otherwise Commercialize a Product in a particular country or regulatory jurisdiction. Regulatory Materials include, without limitation, INDs, MAAs and BLAs.

1.195 “Rejected Study” has the meaning set forth in Section 3.6(b).

1.196 “Research Costs” has the meaning set forth in Section 2.11(b).

1.197 “Research Plan” has the meaning set forth in Section 2.11(b).

1.198 “Restricted Product” has the meaning set forth in Section 11.1(c).

1.199 “Royalty Term” has the meaning set forth in Section 8.7.

1.200 “Safety Data Exchange Agreement” or “SDEA” has the meaning set forth in Section 4.7.

1.201 “Safety Reason” has the meaning set forth in Section 13.10.

1.202 “Samples” means Product packaged and distributed as a complimentary trial for use with patients in the United States and in accordance with the Prescription Drug Marketing Act of 1987, as amended, and free goods provided for this purpose through coupons or other mechanisms.

1.203 “[***]” means [***].

1.204 “[***]” means that certain [***] between Alder and [***] having an effective date of [***] concerning the manufacture and supply of ALD518 by [***] for Alder, and any amendments thereto, and any other related agreement between Alder and [***] concerning the manufacture and supply of ALD518 by [***] for Alder.

1.205 “SEC” means the U.S. Securities and Exchange Commission.

1.206 “Second Cancer Indication” means an indication in the Cancer Field that is separate and distinct from the First Cancer Indication. For purposes of this definition, (i) a Cancer Supportive Care indication and the treatment of a tumor type shall be considered “separate and distinct” from one another, (ii) different Cancer Supportive Care indications (for example, cancer associated cachexia and cancer associated anemia) shall not be considered “separate and distinct” from one another, (iii) treatment of one tumor type (for example, breast or colon or brain) shall be considered “separate and distinct” from treatment of another tumor type and (iv) different stages or subtypes of a tumor type (such as stages or subtypes of colon cancer) or line of treatment of a tumor shall not be considered “separate and distinct”.

1.207 “Selected Cancer Backup Compound” means a Backup Compound which is not a Selected LF Backup Compound, but which is selected by Alder in accordance with Section 2.11(c) for the generation of a yeast production strain, for use in manufacturing sufficient quantities of such Backup Compound for use in GLP toxicology studies.

1.208 “Selected LF Backup Compound” means a Backup Compound which is selected by BMS in accordance with Section 2.11(c) for the generation of a yeast production strain (by Alder through use of the Alder Mab Xpress® Technology), for use in manufacturing sufficient quantities of such Backup Compound for use in GLP toxicology studies.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.209 “Shared Trademark Costs” has the meaning set forth in Section 10.2(b).

1.210 “Sole-Funded Study” has the meaning set forth in Section 3.6(d).

1.211 “Sole Inventions” has the meaning set forth in Section 7.1.

1.212 “Study Information” has the meaning set forth in Section 3.6(a).

1.213 “Sublicensee” means any Third Party granted a sublicense by BMS to the rights licensed to BMS under Section 7.4 or 7.9 hereof, but shall not include any wholesaler or distributor based on a wholesaler or distributor arrangement for the sale of Product.

1.214 “Subsequent Indication” means the prevention, treatment and/or control of a disease or condition in humans in the Licensed Field that is separate and distinct from both the RA Indication and the Other Indication for which the applicable milestone event was previously achieved. For example, inflammatory bowel disease (includes both Crohn’s disease and ulcerative colitis), psoriasis and ankylosing spondylitis would each be “separate and distinct” indications for one another for purposes of this definition. For clarity, Crohn’s disease and ulcerative colitis would not be considered to be “separate and distinct” indications for one another for purposes of this definition (i.e., both be considered to be included in the inflammatory bowel disease indication). Also, for clarity, different types or stages of a disease (such as lupus) would not be considered “separate and distinct” indications for purposes of this definition. Accordingly, by way of example if the Other Indication is inflammatory bowel disease (for example, Crohn’s disease or ulcerative colitis) the Subsequent Indication could be psoriasis or ankylosing spondylitis.

1.215 “Supply Chain Management” means the planning, management and execution of internal activities and activities of Third Party suppliers that (a) provide raw materials used in the manufacture of Licensed Compound and/or Product; (b) manufacture, fill and finish, package and label any Product or any component thereof; or (c) test, assist in the release of, hold or distribute any Product or any component thereof. Supply Chain Management also includes management of forecasting activities.

1.216 “Support Memorandum” has the meaning set forth in Section 16.2(b).

1.217 “Tactical Matters” has the meaning set forth in Section 2.6(b).

1.218 “Term” has the meaning set forth in Section 13.1.

1.219 “Territory” means (i) as applied to BMS with respect to the Licensed Product in the Licensed Field, the Licensed Territory, (ii) as applied to BMS with respect to the Cancer Product in the Cancer Field where BMS has exercised the Option, the Cancer Territory, and (iii) as applied to Alder with respect to the Cancer Product in the Cancer Field, the Alder Cancer Territory.

1.220 “Third Party” means any Person other than Alder or BMS or an Affiliate of either of them.

1.221 “Third Party License” shall mean any agreement that is deemed to be a Third Party License in accordance with the terms of Section 7.12.

1.222 “Triggering Event” means the date on which all of the following have occurred: (i) [***].

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[***].

1.223 “U.S.” means the United States of America and its territories, districts and possessions.

1.224 “U.S. Co-Developed Product Development” means the Development activities conducted and Regulatory Filings prepared and submitted pursuant to the Joint Development Plan, in each case for the purpose of obtaining Regulatory Approval of the Co-Developed Product in the U.S., whether or not the data obtained from such Development activities and the content of such Regulatory Filings are used or incorporated in any submission of Regulatory Filings to Regulatory Authorities in any jurisdiction outside the U.S. for the purpose of obtaining Regulatory Approval of the Co-Developed Product in such jurisdiction. For clarity, in the event the Joint Cancer Development Plan calls for a combined dossier for submission to the U.S. and EU regulatory authorities, the U.S. Co-Developed Product Development shall include the Development activities conducted and Regulatory Filings prepared and submitted for such combined dossier. For further clarity, the U.S. Co-Developed Product Development shall not include any Sole-Funded Study.

1.225 “US Core Patents” means those Core Patents that are not Joint Patents and that are issued or pending in the U.S.

1.226 “US Region” has the meaning set forth in Section 13.2(c).

1.227 “Valid Claim” means either (a) [***] or (b) [***], provided however, that (x) Valid Claim will exclude [***] in [***] and (y) Valid Claim will exclude [***], in either case of (x) or (y), unless and until such claim is granted.

2. COLLABORATION; COMMITTEES

2.1 Collaboration Overview. The Parties shall collaborate with respect to the Development and Commercialization of Products in the Territory, as and to the extent set forth in this Agreement (the “Collaboration”). In accordance with the terms and conditions of this Agreement, BMS shall be responsible for the Development and Commercialization of Licensed Products in the Licensed Field in the Licensed Territory. Until and unless BMS exercises the Option, Alder shall, in accordance with the terms and conditions of this Agreement, be responsible for any Development and Commercialization of Cancer Product in the Cancer Field in the Alder Cancer Territory. In the case where BMS exercises the Option, then, in accordance with the terms and conditions of this Agreement, (i) the Parties shall thereafter share responsibility for the Development of the Cancer Product in accordance with the Joint Cancer Development Plan and shall share the Cancer Development Costs as set forth in Sections 3.7, (ii) Alder shall be responsible for any other Development and Commercialization for Cancer Product in the Cancer Field in the Alder Cancer Territory and (iii) BMS shall be responsible for any other Development activities and

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Commercialization for Cancer Product in the Cancer Field in the Cancer Territory. The Parties desire to establish the Committees having certain responsibilities in connection with the Collaboration as set forth below in this Article 2. The Parties intend that their respective organizations will work together to assure success of the Collaboration in accordance with the terms and conditions of this Agreement.

2.2 Joint Executive Committee.

(a) Establishment. Within thirty (30) days after the Effective date, the Parties shall establish a joint executive committee (the “Joint Executive Committee” or “JEC”) having the responsibilities as set forth below in this Section 2.2. From time to time, the JEC may establish subcommittees to oversee particular projects, activities or aspects thereof, as the JEC deems necessary or advisable. Each Party shall initially appoint [***] representatives to the JEC. The JEC may change its size from time to time by mutual consent of its members, provided [***]. The JEC membership and procedures are further described in Section 2.8.

(b) Specific Responsibilities of the JEC. The JEC shall in particular, in accordance with the decision-making principles set forth in Section 2.2(c):

(i) coordinate the Collaboration activities of the Parties under this Agreement, including facilitating communications between the Parties with respect to the Development and Commercialization of Licensed Compounds and Products;

(ii) provide a forum for discussion of the Development of Licensed Compounds and Products;

(iii) review and approve the annual Joint Cancer Development Plan (including the Cancer Development Budget), and any interim amendments to the Joint Cancer Development Plan;

(iv) in the case where BMS exercises the Option, oversee the overall conduct of the Cancer Development Program;

(v) direct and oversee the other Committees on all significant issues that fall within the purview of the other Committees;

(vi) discuss, review and attempt to resolve any matter concerning a potential Adverse Impact;

(vii) review, resolve, and/or approve such matters as are referred to it by the Alliance Managers, JDC, JMC or JCC;

(viii) provide a forum for dispute resolution and attempt to resolve issues presented to it by, and disputes within, the JDC, JMC, JCC or any subcommittee thereof, in accordance with Section 2.6; and

(ix) perform such other duties as are expressly assigned to the JEC in this Agreement, and perform such other functions as appropriate to further the purposes of this Agreement as may be allocated to it by written agreement of the Parties.

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(c) Decision-Making. In addition to resolving issues specifically delegated to it, the JEC shall have the authority to resolve any disputes within the decision-making authority of any Committee other than the JEC that has not been resolved by such Committee, subject to and as set forth in Sections 2.6 and 16.1. All decision-making by the JEC shall be by consensus, with the representatives [***] having [***] vote [***], subject to and as set forth in Sections 2.6 and 16.1. If the JEC is unable to reach consensus on any issue within its decision-making authority, then such issue shall be resolved as set forth in Section 2.6. For avoidance of doubt, the JEC shall have no decision-making authority with respect to a matter within the final decision-making authority of a Party (including without limitation as set forth in Sections 3.2(e), 3.5, 4.1(c), 4.2, 5.1, 5.2 and 6.1) and the JEC’s role shall be limited accordingly with respect to such matters.

2.3 Joint Development and Regulatory Committee.

(a) Establishment. Within thirty (30) days after the Effective Date, the Parties shall establish a joint development and regulatory committee having the responsibilities as set forth below under this Section 2.3 with respect to the Development activities of the Parties (including regulatory and manufacturing activities directed to the non-clinical and clinical development of Licensed Compound and Product) (the “Joint Development and Regulatory Committee” or “JDC”). Each Party shall initially appoint [***] representatives to the JDC. The JDC may change its size from time to time by mutual consent of its members, provided [***]. Each Party may replace its JDC representatives at any time upon written notice to the other Party. The JDC membership and procedures are further described in Section 2.8.

(b) Specific Responsibilities of the JDC. The JDC shall in particular, in accordance with the decision-making principles set forth in Section 2.3(c):

(i) review Development activities for Licensed Product and Co-Developed Product;

(ii) provide a forum for and facilitate communications between the Parties with respect to the Development of Licensed Product and Cancer Product;

(iii) facilitate the transfer of Information and materials between the Parties with respect to the Development of Licensed Product and Co-Developed Product (and as needed establish subcommittees to coordinate such transfer);

(iv) discuss updates to and progress against the Licensed Field Development Plan;

(v) discuss updates to the Cancer Development Plan in the case where BMS has not exercised and in the case where BMS does not exercise the Option, in each case to the extent required in Section 3.5;

(vi) review proposed Clinical Trials and non-clinical studies in accordance with Section 3.5 and 3.6, and recommend for discussion by the JEC any proposed Clinical Trials and non-clinical studies that may have an Adverse Impact;

(vii) review, discuss and coordinate the Parties’ scientific presentation and publication plans relating to Licensed Compound and Product, and review any proposed publications pursuant to Section 12.4;

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(viii) in the case where BMS exercises the Option, with respect to the Co-Developed Product:

(1) oversee and monitor the Development of Co-Developed Product in accordance with the Joint Cancer Development Plan;

(2) discuss, prepare and recommend for approval by the JEC the annual Joint Cancer Development Plan (and the associated Cancer Development Budget) and any interim amendments thereto;

(3) discuss and approve any cost overruns incurred for Clinical Trials in excess of the Cancer Development Budget as described in Section 3.7(f);

(4) discuss and recommend for JEC approval decision as to whether and when to initiate or discontinue any Clinical Trial and any nonclinical study under the Joint Cancer Development Plan;

(5) discuss the regulatory strategy for Regulatory Approval and oversee regulatory matters in [***] for the Co-Developed Product;

(6) establish a regulatory subcommittee to review all material regulatory aspects of Development of the Co-Developed Product for [***];

(7) review and approve the scientific integrity, statistical analysis plans and protocols (and any investigators’ brochure(s) and revisions thereto) for all Clinical Trials under Joint Cancer Development Plan (it being understood that the JDC may delegate to a working group established by the JDC the review of such matters to avoid inappropriate delay), and reviewing and approving expedited safety reports;

(8) review the content, strategies for, and other aspects for [***]: product labeling and package insert (including any proposed changes thereto); early access and compassionate use programs; the content of, or any change to the then existing content of, any material regulatory filings; the content of any pharmacovigilance reports; any patient risk management and risk minimization strategies and plans; investigator sponsored clinical studies; and significant post–Approval filings and submissions (including supplements and amendments to Approvals);

(9) discuss and develop a regulatory strategy plan for obtaining Approvals in [***] and publication strategies for data arising out of co-funded Clinical Trials;

(10) make recommendations to the JEC concerning whether to seek new indications for Co-Developed Product;

(11) review, coordinate and align Medical Education Activities for the Co-Developed Product; and

(12) review, for JCC approval, packaging designs and trademarks (in accordance with Article 10) for the Co-Developed Product;

(ix) facilitate the exchange of information in accordance with Section 4.6 in order to ensure that significant issues concerning Adverse Event information and safety issues are addressed consistently and in a timely manner; and

(x) perform such other duties as are expressly assigned to the JDC in this Agreement or as may be properly assigned to it by the JEC.

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(c) Decision-Making. Subject to Sections 2.6 and 16.1, the JDC shall act by consensus, with the representatives [***] having [***] vote [***]. If the JDC cannot reach consensus on an issue that comes before the JDC and over which the JDC has oversight, then, subject to and as set forth in Sections 2.6 and 16.1, the Parties shall refer such matter to the JEC for resolution. For avoidance of doubt, the JDC shall have no decision-making authority with respect to a matter within the final decision-making authority of a Party (including without limitation as set forth in Sections 3.2(e), 3.5, 4.1(c), 4.2, 5.1, 5.2 and 6.1) and the JDC’s role shall be limited accordingly with respect to such matters.

2.4 Joint Manufacturing Committee.

(a) Establishment. Within thirty (30) days after the Effective Date, the Parties shall establish a committee having the responsibilities as set forth below in this Section 2.4 with respect to the manufacturing of clinical and commercial supplies of Licensed Compound and Product (the “Joint Manufacturing Committee” or “JMC”). Each Party shall initially appoint [***] representatives to the JMC. The JMC may change its size from time to time by mutual consent of its members, provided [***]. Each Party may replace its JMC representatives at any time upon written notice to the other Party. The JMC membership and procedures are further described in Section 2.8.

(b) Specific Responsibilities of the JMC. The JMC shall in particular, in accordance with the decision-making principles set forth in Section 2.4(c):

(i) coordinate and facilitate the transfer from Alder to BMS of the manufacturing technology and transition of manufacturing responsibilities from Alder to BMS in accordance with Article 6;

(ii) coordinate and facilitate cooperation between the Parties with respect to the manufacture by Alder and supply to BMS of Licensed Compound for use in Clinical Trials in accordance with Article 6;

(iii) in the case where the Joint Manufacturing Plan is prepared in accordance with Section 6.7, discuss and prepare the Joint Manufacturing Plan and amendments thereto and oversee implementation of the Joint Manufacturing Plan;

(iv) provide updates on the JMC’s activities to the JEC, JDC or JCC, as applicable; and

(v) perform such other duties as are expressly assigned to the JMC in this Agreement or as may be properly assigned to it by the JEC.

(c) Decision-Making. Subject to Sections 2.6 and 16.1, the JMC shall act by consensus, with the representatives [***] having [***] vote [***]. If the JMC cannot reach consensus on an issue that comes before the JMC and over which the JMC has oversight, then, subject to and as set forth in Sections 2.6 and 16.1, the Parties shall refer such matter to the JEC for resolution. For avoidance of doubt, the JMC shall have no decision-making authority with respect to a matter within the final decision-making authority of a Party (including without limitation as set forth in Sections 3.2(e), 3.5, 4.1(c), 4.2, 5.1, 5.2 and 6.1) and the JMC’s role shall be limited accordingly with respect to such matters.

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2.5 Joint Commercialization Committee.

(a) Establishment. As of commencement of a Phase 3 Clinical Trial for the Co-Developed Product, the Parties shall establish a joint commercialization committee having the responsibilities set forth below with respect to the Commercialization of the Co-Developed Product (the “Joint Commercialization Committee” or “JCC”). The JCC shall be terminated if the Cancer Development Program or Commercialization of the Co-Developed Product is discontinued. Each Party shall initially appoint [***] representatives to the JCC. The JCC may change its size from time to time by mutual consent of its members, provided [***]. Each Party may replace its JCC representatives at any time upon written notice to the other Party. The JCC membership and procedures are further described in Section 2.8.

(b) Specific Responsibilities of the JCC. The JCC shall, in particular, in accordance with the decision-making principles set forth in Section 2.5(c):

(i) discuss the Commercialization activities of the Parties with respect to the Co-Developed Product in the Major Markets;

(ii) with input and in consultation with the JDC, make recommendations to the JEC concerning whether to seek new indications for the Co-Developed Product;

(iii) make recommendations to the JDC concerning scientific publication plans relating to the Co-Developed Product, and review and discuss scientific presentation and publication plans related to the Co-Developed Product;

(iv) discuss a global commercialization strategy for the Co-Developed Product, including (A) brand positioning, messaging and branding strategies, (B) a global pricing band, and (C) advertising, marketing and promotional strategies;

(v) review and coordinate activities of the Parties with respect to key opinion leaders and global meetings in connection with the Co-Developed Product;

(vi) review packaging designs and trademarks (in accordance with Article 10) for the Co-Developed Product;

(vii) review on an annual basis Medical Education Activities for Co-Developed Product in the U.S. and Major European Countries;

(viii) review on an annual basis, through a subcommittee of the JCC (A) content of any messages to be provided by Medical Liaisons or medical information to be provided in response to medical inquiries relating to a Co-Developed Product communicated via sales representatives or received by letter, phone call or email, and (B) grants to support continuing medical education, symposia or Third Party clinical research related to Co-Developed Product;

(ix) perform such other duties as are expressly assigned to the JCC in this Agreement or as may be properly assigned to it by the JEC; and

(x) provide quarterly updates on its activities to the JEC.

(c) Decision-Making. Subject to Sections 2.6 and 16.1, the JCC shall act by consensus, with the representatives [***] having [***] vote [***]. If the JCC cannot reach consensus on an issue that comes before the JCC and over which the JCC has oversight, then, subject to and as set forth in Sections 2.6 and 16.1, the Parties shall refer such matter to the JEC for resolution. For avoidance of doubt, the JCC shall have no decision-making authority with respect to a matter within the final decision-making authority of a Party (including without limitation as set forth in Sections 3.2(e), 3.5, 4.1(c), 4.2, 5.1, 5.2 and 6.1) and the JCC’s role shall be limited accordingly with respect to such matters.

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2.6 Committee and Party Decision-Making; Discontinuation.

(a) Within Committees. All decisions within the decision-making authority of a Committee shall be made by consensus, and if a dispute arises within the decision-making authority of any such Committee which cannot be resolved within such Committee, then the representatives of either Party may cause such matter to be addressed first with the Alliance Managers, and if the dispute is not resolved within fifteen (15) Business Days after such referral to the Alliance Managers, then it shall be referred to the JEC for resolution. If the JEC is unable to resolve any dispute regarding a decision within its decision-making authority, then such dispute shall, at the election of either Party upon written notice to the other Party, be referred for resolution by the Executive Officers in accordance with Article 16 hereof. If the Executive Officers are unable to resolve such dispute, the matter shall be subject to the dispute resolution process set forth in Article 16, provided that, to the extent such matter is within the final decision-making authority of a Party pursuant to the express terms of this Agreement, the Executive Officer of such Party with such final decision-making authority shall make the final decision on such matter, and such final decision within the scope of such final decision-making authority shall be final and shall not be subject to any other dispute resolution procedures, provided further that such Executive Officer shall exercise such final decision-making authority in good faith and consistent with the terms of this Agreement.

(b) Tactical Matters. Each Party shall have the right to exercise final decision-making authority with respect to day-to-day operational decisions in connection with the Development, manufacture and/or Commercialization of the Product for which it is responsible, including without limitation the implementation of the tasks assigned to it pursuant to the Licensed Field Development Plan (in the case of the Licensed Product) or the Initial Cancer Development Plan or Joint Cancer Development Plan (in the case of the Cancer Product, as applicable) (“Tactical Matters”). For clarity, Tactical Matters shall not include [***] and/or [***] of [***], and/or the [***]. As applicable, Tactical Matters may be discussed by the applicable Committee, but Tactical Matters shall not be subject to the Committee decision-making or dispute resolution processes described in this Agreement, except to the extent they involve disputes relating to whether such decisions involve an Arbitrable Matter or a Litigable Matter.

(c) Limitations on the Authority of Committees. Each Committee shall have solely the powers expressly assigned to it in this Article 2 and elsewhere in this Agreement or as otherwise agreed to by Party Written Consent. A Committee shall not have any power to amend, modify, or waive compliance with this Agreement. Neither Alder nor BMS shall have any right to unilaterally modify or amend or waive its own compliance with the terms of this Agreement. The Parties further agree that (i) no Committee shall have any authority with respect to the amendment or modification of, or waiver of compliance with, this Agreement, which matters may be approved only by the Party Written Consent of both Parties, (ii) any matter that otherwise would be within the jurisdiction of a Committee may be agreed or resolved by mutual Party Written Consent, and (iii) all determinations made by a Committee shall comply with the terms of this Agreement. For purposes of this Agreement, “Party Written Consent” means, with respect to a matter that this Agreement states shall be expressly agreed to by a Party or by the Parties, the written agreement of the Party or Parties or the consent of the Party or Parties in writing, as the case may be, in each case executed on behalf of such Party or Parties by authorized representatives of such Party or Parties, provided that the approval of a Party’s representatives on an applicable Committee, in such capacities shall not constitute a Party Written Consent, and provided further, that membership on a Committee shall not prevent the representative of a Party from giving a Party Written Consent on behalf of such Party if such person otherwise is authorized to execute or give such Party Written Consent.

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(d) Discontinuation of Participation on a Committee. Each Committee shall continue to exist until the first to occur of (i) the Parties mutually agreeing to disband the Committee or (ii) Alder providing to BMS written notice of its intention to disband and no longer participate in such Committee. Once Alder has provided written notice as referred to in subclause (ii) above, such Committee shall have no further obligations under this Agreement and BMS shall have the right to solely decide, without consultation, any matters previously before such Committee, subject to the other terms of this Agreement. In the case that a Committee is disbanded, then all discussions and sharing of Information required under this Agreement that would otherwise occur through the disbanded Committee shall continue to be carried out between the Parties, including without limitation the discussions and sharing of information under Section 2.11 and Articles 3, 4, 5 and 6.

2.7 Alliance Managers. Each of the Parties shall appoint [***] who possesses a general understanding of Development and Commercialization issues to act as its Alliance Manager (each, an “Alliance Manager”). The role of the Alliance Manager is to act as a single point of contact between the Parties to assure a successful Collaboration. The Alliance Managers shall attend all meetings of the JDC, JCC and JEC as non-voting participants and support the co-chairpersons of each Committee in the discharge of their responsibilities. Alliance Managers [***]. An Alliance Manager may bring any matter to the attention of any Committee if such Alliance Manager reasonably believes that such matter warrants such attention. Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of such Alliance Manager upon written notice to the other Party’s Alliance Manager. Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment within and among the Committees. Each Alliance Manager also shall:

(i) identify and bring disputes to the attention of the appropriate Committee in a timely manner and be the point of first referral in all matters of conflict resolution;

(ii) provide a single point of communication for seeking consensus both internally within the Parties’ respective organizations and between the Parties regarding key issues;

(iii) plan and coordinate cooperative efforts and internal and external communications; and

(iv) take responsibility for ensuring that Committee activities, such as the conduct of required Committee meetings and production and approval of meeting minutes, occur as set forth in this Agreement and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed.

2.8 General Committee Membership and Procedures.

(a) Membership. Each of Alder and BMS shall designate representatives with appropriate expertise to serve as members of each Committee. Each Party may replace its Committee representatives at any time upon written notice to the other Party. Each Committee shall have co-chairpersons. Alder and BMS shall each select from their representatives a co-chairperson for each Committee, and each Party may change its designated co-chairperson from time to time upon written notice to the other Party. The co-chairpersons of each Committee, with assistance and guidance from the Alliance Managers, shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within [***] thereafter, provided that the co-chairpersons shall call a meeting of the applicable Committee promptly upon the written request of either co-chairperson to convene such a meeting.

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(b) Committee Meetings. Each Committee shall hold meetings at such times as it elects to do so, provided that unless the Parties otherwise mutually agree in writing to a different frequency for such meetings (i) the JDC and JEC shall meet at least twice each calendar year in the case [***] and the JDC and JEC shall meet at least once each calendar quarter in the case [***], (ii) in the case where the JCC is established, the JCC shall meet at least once each calendar quarter so long as the JCC is maintained (the JCC shall be terminated if the Cancer Development Program or Commercialization of the Co-Developed Product is discontinued), (iii) the JMC shall meet at least once each calendar quarter during the first 9 months following the Effective Date ([***]) and so long as one Party is supplying Licensed Compound and/or Product to the other Party under the Agreement and (iv) after the first 9 months following the Effective Date, the JMC shall meet at least once each calendar year in the case [***], but where neither Party is supplying Licensed Compound and/or Product to the other Party under the Agreement. Either Party may also call a special meeting of a Committee (by videoconference or teleconference) by at least ten (10) Business Days (or sooner if the Parties mutually agree) prior written notice to the other Party in the event such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, and such Party shall provide the applicable Committee no later than ten (10) Business Days (unless Parties otherwise agree) prior to the special meeting with materials reasonably adequate to enable an informed decision. No later than ten (10) Business Days (unless the Parties otherwise agree) prior to any meeting of the Committee, the chairpersons of such Committee shall be responsible for assuring the preparation and circulation of an agenda for such meeting by the Alliance Managers; provided that either Party may propose additional topics for discussion at the meeting, either prior to or in the course of such meeting, which the other Party in its discretion may agree to discuss at that meeting or defer discussion until the next meeting. Each Committee may meet in person, by videoconference or by teleconference, provided that at least one (1) meeting of the JDC and JEC per calendar year shall be in person unless the Parties mutually agree in writing to waive such requirement in lieu of a videoconference or teleconference. In-person committee meetings will be held at locations in the U.S. alternately selected by Alder and by BMS. The Alliance Managers shall, and as appropriate other employee representatives as needed may, attend meetings of the applicable Committee (as non-voting participants, unless they are members of such Committee). Each Party will bear the expense of its respective representatives’ participation in Committee meetings. At least one (1) representative of each Party shall be required for a quorum at any Committee meeting. The chairpersons of a Committee will be responsible for assuring the preparation of reasonably detailed written minutes (which shall be prepared by the Alliance Managers) of all committee meetings that reflect, without limitation, material decisions made at such meetings. The chairpersons of a Committee shall be responsible for sending (and the Alliance Managers shall send) draft meeting minutes to each member of such Committee for review and approval within ten (10) Business Days after each committee meeting. Such minutes will not be finalized until a co-chairperson from each Party reviews and confirms in writing the accuracy of such minutes. The minutes of each meeting shall, among other things, record all matters acted upon and approved or disapproved by such Committee, and any matters such Committee failed to resolve.

(c) Meeting Agendas. Each Party will disclose to the other proposed agenda items along with appropriate information at least ten (10) Business Days in advance of each regularly scheduled meeting of the applicable Committee and as soon as possible for any special meeting, provided that under exigent circumstances requiring Committee input, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the representatives of such other Party on the Committee consent to such later addition of such agenda items or the absence of a specific agenda for such Committee meeting, which consent shall not be unreasonably withheld.

(d) Interactions Between Committees and Internal Teams. The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Each Committee shall establish procedures to facilitate communications between such Committee and the relevant internal committee, team or

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review board of each Party in order to maximize the efficiency of the Collaboration, including by requiring appropriate members of the Committee to be available at reasonable times and places and upon reasonable prior notice for making appropriate oral reports to, and responding to reasonable inquiries from, the relevant internal committee, team or review board.

2.9 Compliance with Law. Each Party hereby covenants and agrees to comply with Applicable Law in performing its activities connected with the Development, manufacture and Commercialization (as applicable) of Licensed Compound and Product.

2.10 Records. Each Party shall maintain complete and accurate records of all work conducted under the Collaboration and all results, data and developments made pursuant to its efforts under the Collaboration. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the Collaboration in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall maintain such records for a period of [***] years after such records are created; provided that the following records may be maintained for an appropriate longer period (beyond the expected expiration date of the applicable patents), in accordance with each Party’s internal policies on record retention in order to ensure the preservation, prosecution, maintenance or enforcement of intellectual property rights. Either Party shall have the right to review and copy such records of the other Party at reasonable times to the extent necessary or useful for it to conduct its obligations or enforce its rights under this Agreement.

2.11 Backup Program.

(a) Optimization and Discovery Backup Programs. The Parties recognize that BMS and/or Alder may desire, following the Effective Date, to commence a program to identify and/or optimize IL-6 Compound(s) suitable as backup(s) or follow-on(s) to ALD518 (each such IL-6 Compound being a “Backup Compound”), by: (i) optimizing certain IL-6 Compounds Controlled by Alder that have been identified as of and through the conduct of screening activities performed prior to the Signing Date in the course of a screening program directed to [***] (as opposed a screening program directed to another target in which [***] is used as a counterscreen) (such IL-6 Compounds, the “Existing IL-6 Compounds”), through activities such as modifying such Existing IL-6 Compounds to achieve a more desirable safety and/or efficacy profile and humanizing such Existing IL-6 Compounds, conducting certain early pre-clinical testing of such Existing IL-6 Compounds for the purpose of generating potential Backup Compound(s) and generating yeast production strains (through the use of the Alder Mab Xpress Technology) for such Existing IL-6 Compounds (the “Optimization Backup Program”); and/or (ii) conducting screening activities (through the use of the Alder ABS Technology or other technology Controlled by Alder) to identify new IL-6 Compounds that bind to [***] ([***] as requested by BMS or Alder) directly and specifically and conducting optimization and early pre-clinical testing (in the same manner as set forth above in this sentence for the Optimization Backup Program) of such newly identified IL-6 Compounds for the purpose of generating potential Backup Compound(s) and generating yeast production strains (through the use of the Alder Mab Xpress Technology) for such Backup Compounds (the “Discovery Backup Program”); and/or (iii) as set forth in Section 2.11(e). The mechanism for initiating and conducting the Optimization Backup Program and the Discovery Backup Program, and the Parties’ respective rights to the potential Backup Compound(s) generated thereunder, are described in more detail below. The Optimization Backup Program and Discovery Backup Program, to the extent actually initiated and conducted under this Agreement, shall be referred to individually as a “Backup Program” and collectively as the “Backup Programs.”

(b) BMS Commenced Backup Programs; Research Plans; Costs for the Backup Programs. At any time during the Term BMS shall have the right to request that Alder commence an Optimization Backup Program. At any time prior to [***] the Effective Date BMS shall have the right to request that Alder commence a Discovery Backup Program. BMS shall make such request by notifying Alder in writing. As soon as practicable after Alder receives such notification with respect to a

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Backup Program, the Parties shall agree through the JDC (or a subcommittee of the JEC formed for the purpose of overseeing the Backup Program) upon a research plan setting forth the activities, timelines and budget [***] for such Backup Program (the “Research Plan”). As between the Parties, Alder shall be the Party responsible for the conduct of the Backup Program through the [***] for Backup Compounds being considered for selection as Selected LF Backup Compounds, provided that in the performance of any Backup Program, upon request by BMS, Alder shall provide to BMS the amino acid sequence for IL-6 Compounds being evaluated as potential Backup Compounds for purposes of BMS synthesizing the coding sequence and expressing such IL-6 Compounds (using cell lines and expression vectors available to BMS that have been obtained independently of this Agreement, unless the Parties otherwise agree in writing) in order for BMS to further evaluate the IL-6 Compounds to determine which IL-6 Compounds to select for humanization (or other modification) and/or to be selected for the generation by Alder of yeast production strains using the Alder Mab Xpress® Technology. The Research Plan for the Optimization Backup Program is expected to require a minimum of [***] FTEs, and shall not require Alder to commit more than [***] FTEs, per year [***]. The Research Plan for the Discovery Backup Program is expected to require a minimum of [***] FTEs, and shall not require Alder to commit more than [***] FTEs, per year [***]. BMS shall reimburse Alder by submitting payments to AlderHoldings [***] basis for Alder’s [***] incurred in the performance of the Backup Program(s) in accordance with the Research Plan(s), provided that such [***] shall be in accordance with the approved Research Plan(s) (or an amendment to the Research Plan(s)) or otherwise approved in writing by BMS in advance of being incurred (such reimbursable costs of Alder being the “Research Costs”). Such Backup Program(s) shall be overseen by the JDC or a subcommittee of the JEC formed for such purpose.

(c) Rights to Backup Compounds. Alder shall keep the JDC informed of its progress under the Backup Program(s) being conducted by Alder pursuant to Section 2.11(b), including by delivering to the JDC (or a subcommittee) the amino acid sequence of particular Backup Compounds, together with the data showing the affinity and activity of such Backup Compounds with respect to [***] ([***] as applicable) and any other data as may be specified in the Research Plan. For any such Backup Program, BMS shall have the first right to select, out of all Backup Compounds identified, discovered and/or optimized under such Backup Program, up to [***] Backup Compounds as Selected LF Backup Compounds. Upon request by BMS, Alder shall transfer to BMS the yeast production strain for each of the Selected LF Backup Compounds. For clarity, the production strains transferred by Alder to BMS under this Section 2.11(c) shall be Alder Materials and shall only be used as permitted under Sections 7.13 and 6.8. After BMS’ selection of no more than [***] Selected LF Backup Compounds, it shall notify Alder and Alder shall have the right to select up to [***] Backup Compounds out of the remaining Backup Compounds identified, discovered and/or optimized under such Backup Program as Selected Cancer Backup Compounds; provided that in order to exercise such right, Alder shall [***] pursuant to which such Selected Cancer Backup Compounds were generated and for which BMS has reimbursed Alder in accordance with Section 2.11(b). To the extent there are any remaining Backup Compounds that are not selected as Selected LF Backup Compounds or Selected Cancer Backup Compounds, they shall be available for selection, first by BMS, then by Alder in groups of no more than [***] at a time, as Selected LF Backup Compounds and Selected Cancer Backup Compounds, in the same manner as set forth in the preceding sentence, until no such Backup Compounds remain.

(d) No Rights to Backup Compounds in the Other Party’s Field. BMS shall have the right to Develop and Commercialize Licensed Products comprising each Selected LF Backup Compound solely in the Licensed Field and in the Licensed Territory, subject to the terms and conditions of this Agreement. For clarity, Alder’s retained rights in the Cancer Field and BMS’ Option shall not apply to any such Selected LF Backup Compound. Alder shall have the right to develop and commercialize each Selected Cancer Backup Compound solely as a Cancer Product in the Cancer Field in the Alder Cancer Territory, and BMS shall not have the right to develop and/or commercialize pharmaceutical products comprising such

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Selected Cancer Backup Compound (i) in the Licensed Field under any circumstances or (ii) in the Cancer Field unless and until BMS exercises the Option, in which case BMS shall have the right to Develop and Commercialize, in accordance with Articles 3 and 5, such Selected Cancer Backup Compound as part of a Cancer Product in the Cancer Field in the Cancer Territory.

(e) Alder Backup Programs. If Alder desires to conduct a research program for the discovery, identification and/or optimization of IL-6 Compounds for further development and/or commercialization (in conformance with its rights under this Agreement), Alder shall notify BMS in writing. BMS shall notify Alder in writing within [***] of receiving Alder’s notification whether BMS desires to participate in such research program, and if so, BMS shall be deemed to have requested Alder to initiate a Backup Program under Section 2.11(b), and the provisions of Sections 2.11(a) through (c) above shall apply to such program and to the Backup Compounds discovered, identified and optimized thereunder. If BMS notifies Alder that it is not interested in participating in such research program, or BMS does not provide Alder with any written notification within such [***] period, then Alder shall have the right to conduct such research program independently, at its sole cost and expense. In such case, Alder shall have the first right to select up to [***] Backup Compounds as Selected Cancer Backup Compounds. For clarity, such Selected Cancer Backup Compounds shall be subject to the rights, limitations and obligations set forth in Sections 2.11(c) and 2.11(d) above. After Alder’s first selection of up to [***] Selected Cancer Backup Compounds, BMS shall have the right to select up to [***] Backup Compounds (i.e., which are not Selected Cancer Backup Compounds) as Selected LF Backup Compounds; provided that in order to exercise such right, BMS shall first pay to AlderHoldings an amount equal to [***] of the [***] that Alder has incurred with respect to the program conducted by Alder under this Section 2.11(e) after the initial notification of BMS by Alder as set forth in the first sentence of this Section 2.11(e). To the extent there are any remaining Backup Compounds that are not selected as Selected Cancer Backup Compounds or Selected LF Backup Compounds, they shall be available for selection, first by Alder, then by BMS in groups of no more than [***] at a time, as Selected Cancer Backup Compounds and Selected LF Backup Compounds, in the same manner as set forth in the preceding sentences, until no such Backup Compounds remain.

(f) BMS Optimization Program. As an alternative or complement to the Optimization Backup Program conducted under Section 2.11(a) through (c), BMS shall have the right to conduct its own optimization program with respect to the Existing IL-6 Compounds or IL-6 Compounds identified by Alder through the screening performed under a Discovery Backup Program (i.e., a program to [***] and [***] the amino acid sequence of such IL-6 Compounds) at its sole cost and expense by providing Alder with written notification thereof (the “BMS Optimization Program”). As soon as practicable after Alder receives such notification, the Parties shall agree through the JDC upon a research plan setting forth the activities and timelines for BMS to conduct such optimization program. For the purposes of the conduct of such BMS Optimization Program, Alder shall provide to BMS the amino acid sequences for the Existing IL-6 Compounds (or as applicable, the IL-6 Compounds identified by Alder through the screening performed under a Discovery Backup Program) as requested by BMS, and all available testing data for such IL-6 Compounds. Following its optimization activities, BMS shall provide Alder with the amino acid sequence for the optimized IL-6 Compounds selected by BMS as Selected LF Backup Compounds. BMS shall have the right to select up to [***] such optimized IL-6 Compounds as Selected LF Backup Compounds, for which Alder shall transfer to BMS the yeast production strains that Alder generates. For clarity, the production strains transferred by Alder to BMS under this Section 2.11(f) shall be Alder Materials and shall only be used as permitted under Sections 7.13 and 6.8. BMS shall provide to the JDC the amino acid sequence for all Backup Compounds optimized under such BMS Optimization Program, and Alder shall have the right to select up to [***] Backup Compounds out of the remaining Backup Compounds identified, discovered and/or optimized under such BMS Optimization Program as Selected Cancer Backup Compounds; provided that in order to exercise such right, Alder shall first pay to BMS an amount equal to[***] of [***] incurred by BMS in the performance of the BMS Optimization Program. To the extent there are any remaining Backup Compounds that are not selected as Selected LF Backup Compounds or Selected Cancer Backup Compounds, they shall be available

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for selection, first by BMS, then by Alder in groups of no more than [***] at a time, as Selected LF Backup Compounds and Selected Cancer Backup Compounds, in the same manner as set forth in the preceding sentences, until no such Backup Compounds remain. The Parties’ rights, limitations and obligations with respect to such Backup Compounds for further development and commercialization in their respective fields shall be the same as set forth in Section 2.11(d) above.

2.12 Third Party Obligations. Except as provided under Sections 3.10, 8.6(d)(i) or otherwise expressly provided for under this Agreement, (i) BMS shall be responsible for any and all obligations it may have under any agreements between BMS (or its Affiliates) and any Third Party and (ii) Alder shall be responsible for any and all obligations it may have under any agreements between Alder (or its Affiliates) and any Third Party.

3. DEVELOPMENT

3.1 BMS’ Responsibility for Development in Licensed Field. From and after the Effective Date, BMS shall assume sole responsibility for the Development of Licensed Product in the Licensed Field at its own cost and expense (including responsibility for all funding, resourcing and decision-making) in the Licensed Territory during the Term, except as otherwise agreed upon by the Parties. BMS, by itself or through its Affiliates and Sublicensees, shall use Diligent Efforts to Develop at least one Licensed Product in the Licensed Field in the Licensed Territory. In particular, BMS shall, either by itself or through its Affiliates or Sublicensees, pursue an active and ongoing program to Develop at least one Licensed Product for the purpose of obtaining Regulatory Approval in each of the Major Markets. BMS , by itself or through its Affiliates and Sublicensees, shall use Diligent Efforts to pursue an active and ongoing Development program for the ALD518 LF Product for the RA Indication in the Licensed Territory for the purpose of obtaining Regulatory Approval in each of the Major Markets in accordance with the Licensed Field Development Plan. If in the exercise of such Diligent Efforts, BMS discontinues Development ALD518 LF Product for the RA Indication, then BMS shall use Diligent Efforts (a) to pursue an active and ongoing Development program for the ALD518 LF Product for at least one other indication in the Licensed Field and/or (b) to pursue an active and ongoing Development program for a different Licensed Product in the Licensed Field. BMS and its Affiliate and Sublicensees shall perform the Development of Licensed Products in the Licensed Field in accordance with the Licensed Field Development Plan, which shall identify the Clinical Trials and non-clinical studies to be performed by BMS and its Affiliate and Sublicensees with respect to the Licensed Products in the Licensed Field.

3.2 Development in Licensed Field.

(a) Licensed Field Development Plan. The Development of Licensed Product in the Licensed Field by BMS including its Affiliates and Sublicensees shall be conducted pursuant to a development plan (the “Licensed Field Development Plan”). The Licensed Field Development Plan, prepared as set forth below, shall provide an overview of key activities projected for the Development of the applicable Licensed Product in the Licensed Field from the then-current date through Regulatory Approval(s) of such Product in the Major Markets, [***] in [***] in [***]. The Licensed Field Development Plan shall be discussed by the Parties through the JDC.

(b) Initial Licensed Field Development Plan. An Initial Licensed Field Development Plan has been agreed upon by the Parties and is attached to this Agreement as Exhibit D. Within [***] after the Effective Date, BMS shall prepare and submit to the JDC for review and discussion an updated Licensed Field Development Plan consistent with the Initial Licensed Field Development Plan.

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(c) Updates to the Licensed Field Development Plan. During the Term, BMS shall provide Alder through the JDC with [***] updates to the Licensed Field Development Plan. Such [***] updated Licensed Field Development Plan shall take into account completion or cessation of Development activities or commencement of new Development activities not contemplated by the then-current Licensed Field Development Plan. In addition, BMS shall provide Alder through the JDC updates to the Licensed Field Development Plan on a more frequent basis if significant changes are made to the then-current Licensed Field Development Plan outside the regular [***] updating process set forth above (for example, to add a new Clinical Trial or substantial changes to a Clinical Trial in the then-current Licensed Field Development Plan). Such updates and changes described in this Section 3.2(c) to the Licensed Field Development Plan shall be presented by BMS to the JDC sufficiently in advance of being implemented so as to provide Alder with a reasonable opportunity to review and comment on such changes. Upon request by Alder in connection with such review, BMS shall provide to Alder through the JDC (or a subcommittee thereof) a copy of the protocol and investigator’s brochure for any proposed Clinical Trial for the Licensed Product. BMS will consider in good faith any suggestions by Alder with respect to the Licensed Field Development Plan that are provided by Alder within [***] after receiving (i) the Licensed Field Development Plan from BMS or (ii) the protocol and investigator’s brochure, if requested by Alder promptly after Alder’s receipt of the Licensed Field Development Plan.

(d) Licensed Field Development Reports. BMS shall provide to Alder a written report which summarizes the status and progress in the Development of Licensed Product in the Licensed Field under the Licensed Field Development Plan every [***], in sufficient detail for Alder to determine whether BMS has met its obligations under Section 3.1. For such purpose, BMS shall provide Alder with additional information relating to the Development of Licensed Product in the Licensed Field as reasonably requested by Alder.

(e) Licensed Field Decision-Making. BMS shall have final decision-making authority with respect to all Development activities for Licensed Product in the Licensed Field in the Licensed Territory, and such final decision shall be consistent with the terms and conditions of this Agreement. The role of the JDC and JEC with respect to all Development activities for Licensed Product in the Licensed Field in the Licensed Territory shall be limited to discussion and transfer of information in accordance with the responsibilities assigned to the JDC and JEC as set forth in Article 2. Notwithstanding the foregoing, BMS shall not assign any obligation to Alder or materially change any obligation of Alder in the Licensed Field Development Plan, without Alder’s prior written consent.

(f) Potential Adverse Impact of Study in Licensed Field Development Plan. Notwithstanding BMS’ final decision-making authority as set out in Section 3.2(e), if a Clinical Trial or non-clinical study [***] proposed by BMS for a Licensed Product is one which Alder reasonably believes is likely to have a material adverse impact on the target product profile for the Cancer Product containing ALD518 in the Cancer Field, Alder shall so inform BMS, and provide BMS in writing an explanation and basis for such belief. If BMS, in its sole discretion, agrees with Alder then BMS shall not conduct such proposed study or trial; but if BMS does not agree with Alder, BMS shall so inform Alder through the JDC, and upon Alder’s request, such matter shall be referred to the Alliance Managers and JEC as provided in Section 16.1.

3.3 Technology Transfer.

(a) Technology Transfer to BMS. Without limiting the licenses and other rights and obligations under this Agreement (including without limitation the rights granted to BMS under Article 7, and Alder’s obligation to transfer manufacturing technology to BMS under Article 6), Alder shall, [***], and provided that (i) [***] and (ii) Alder shall [***], deliver, and cause its Affiliates to deliver, to BMS promptly

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following the Effective Date and from time to time during the Term (to the extent new Alder Know-How comes into the Control of AlderHoldings and has not been delivered previously to or is otherwise known by BMS, in which case no less frequently than [***] and more frequently upon reasonable request by BMS) all tangible embodiments of Alder Know-How within AlderHoldings’ or its Affiliates’ possession or Control which is reasonably necessary or useful for the Development, Regulatory Approval and/or Commercialization of Licensed Product in the Licensed Field (and as applicable for the Co-Developed Product in the Cancer Field) (including without limitation, [***] (including without limitation [***] data), assays, protocols, procedures, reports, and Regulatory Materials); provided however, that the foregoing obligation shall not apply to any Alder Know-How that is reasonably necessary or useful for the manufacture of any Licensed Compound or Licensed Product (or, as applicable in the case where BMS exercises the Option, any Selected Cancer Backup Compound or Co-Developed Product) because Alder’s obligations with respect thereto are solely as set forth in Section 6.3. In addition, Alder shall disclose to BMS’ Patent Contact any additional Alder Patents then Controlled by AlderHoldings that are licensed and/or assigned to BMS pursuant to Article 7. In order for BMS to use such Alder Know-How upon reasonable request by BMS, Alder shall provide BMS with [***] of [***] information for purposes of supporting or maintaining the Regulatory Approval for the Licensed Product in the Licensed Field (and as applicable for the Co-Developed Product in the Cancer Field), as necessary. Upon reasonable request by BMS, Alder shall transfer to BMS samples of Alder Materials (to the extent available to Alder) that are necessary for the Development of ALD518, ALD518 LF Product, Selected LF Backup Compound and/or Licensed Product containing Selected LF Backup Compound (and, as applicable in the case where BMS exercises the Option, any Selected Cancer Backup Compound and/or Co-Developed Product); provided however, that the foregoing obligation shall not apply to any Alder Material that is necessary or useful for the manufacture of any Licensed Compound or Licensed Product (or, as applicable in the case where BMS exercises the Option, any Selected Cancer Backup Compound or Co-Developed Product) because Alder’s obligations with respect thereto are solely as set forth in Section 6.3. The Alder Materials shall be used solely in accordance with Section 7.13. In addition, Alder shall [***] provide reasonable consultation and assistance for the purpose of transferring to BMS all such Alder Know-How to the extent reasonably necessary or useful for BMS to Develop and Commercialize Licensed Product in the Licensed Field (and as applicable for the Co-Developed Product in the Cancer Field); provided however, that the foregoing obligation shall not apply to any Alder Know-How that is reasonably necessary or useful for the manufacture of any Licensed Compound or Licensed Product (or, as applicable in the case where BMS exercises the Option, any Selected Cancer Backup Compound or Co-Developed Product) because Alder’s obligations with respect thereto are solely as set forth in Section 6.3. For clarity, this Section 3.3(a) shall not apply to any transfer of Alder Know-How or Alder Materials that is reasonably necessary or useful for the manufacture of any Licensed Compound or Licensed Product (or, as applicable in the case where BMS exercises the Option, any Selected Cancer Backup Compound and/or Co-Developed Product); Alder’s obligations with respect thereto are solely as set forth in Section 6.3. For further clarity, nothing in this Section 3.3(a) shall be construed as requiring Alder or its Affiliates to transfer to BMS any of the Alder Background Technology or to provide any assistance to BMS therefor.

(b) Technology Transfer to Alder. Without limiting the licenses and other rights granted to AlderHoldings under Article 7 and subject to Section 6.3(b) with respect to a Future Process developed by BMS, BMS shall, at no charge to Alder, deliver, and cause its Affiliates to deliver, to Alder from time to time during the Term (to the extent new BMS Know-How comes into the Control of BMS and has not previously been delivered to or is otherwise known by Alder, in which case no less frequently than [***] and more frequently upon reasonable request by Alder) all tangible embodiments of BMS Know-How within BMS’ or its Affiliates’ possession or Control which is reasonably necessary or useful for the Development, Regulatory Approval and/or Commercialization of Cancer Product in the Cancer Field (including without limitation, [***] (including without limitation [***] data), assays, protocols, procedures, reports, manufacturing and [***]). In order for Alder to use such BMS Know-How upon reasonable request by Alder, BMS shall provide Alder with copies and/or

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[***] and information for purposes of supporting or maintaining the Regulatory Approval for the Cancer Product for the Cancer Field. In addition, BMS shall [***] provide reasonable consultation and assistance for the purpose of transferring to Alder all such BMS Know-How, to the extent reasonably necessary or useful for Alder to Develop, manufacture and Commercialize Cancer Product for the Cancer Field in the Alder Cancer Territory.

(c) For clarity, the technology transfer obligations of the applicable Party under Section 3.3(a) and (b) above shall encompass only the delivery of the applicable Know-How by such Party to the other Party and the assistance provided by such Party to the other Party in an advisory role, and such technology transfer obligations shall not be construed as to require the Party performing such technology transfer to carry out substantive Development activities after the Effective Date on behalf of the other Party.

3.4 Responsibility for Development in Cancer Field. Subject to the terms and conditions of this Agreement (including without limitation BMS’ rights and obligations if BMS exercises the Option), Alder shall retain sole responsibility for the Development of Cancer Product in the Cancer Field [***], except as otherwise agreed upon by the Parties. In the case where BMS exercises the Option, the Parties shall share the Cancer Development Costs as set forth in Section 3.7 and, unless the Parties agree otherwise, Alder shall have operational responsibility for [***] in accordance with [***] (imcluding [***] and [***]). BMS shall otherwise be responsible for [***]. Alder shall otherwise be responsible for [***]. Each Party (including its Affiliates and (sub)licensees as applicable) shall [***]. For clarity, each Party shall be solely responsible for each Sole-Funded Study that it undertakes.

3.5 Conduct of Development in Cancer Field.

(a) Cancer Development Plan. The Development of Cancer Product in the Cancer Field shall be conducted pursuant to a development plan (the “Cancer Development Plan”). The Cancer Development Plan, prepared as set forth below, shall provide an overview of key activities projected for the Development of the applicable Cancer Product in the Cancer Field from the then-current date through Regulatory Approval(s) of such Product in [***], including an outline of significant [***] and [***] in the Cancer Field in [***]. In the case of the Co-Developed Product, the Cancer Development Plan (i.e., the Joint Cancer Development Plan) will also specify for each activity in the Joint Cancer Development Plan the Party responsible for carrying out the activity (or that the Parties are jointly responsible) consistent with the principles set forth in Section 3.4 and the Development Costs the Parties expect to incur for each activity in the Joint Cancer Development Plan (which is referred to herein as the “Cancer Development Budget”). Accordingly, in the case of the Co-Developed Product, the Joint Cancer Development Plan will also include the Cancer Development Budget. In addition, the Joint Cancer Development Plan shall clearly indicate whether a Clinical Trial in the plan (i) is approved in accordance with Section 3.6 to be conducted without any contingencies or success criteria needing to be previously met (such approved Clinical Trial being an “Approved Study”), (ii) is approved to be conducted subject to certain contingencies or success criteria previously being met or (iii) is proposed or projected but not yet approved to be conducted. For clarity, a Clinical Trial for the Co-Developed Product which is not an Approved Study would not be undertaken, and the Cancer Development Costs would not include the costs for any Clinical Trial which is not an Approved Study, except in accordance with Section 3.6 or unless the Parties otherwise agree in writing.

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(b) Initial Cancer Development Plan. From the Effective Date [***], [***] shall conduct any Development of the Cancer Product in accordance with the Initial Cancer Development Plan or the Cancer Development Plan. An Initial Cancer Development Plan is attached to this Agreement as Exhibit C. Within [***] after the Effective Date, Alder shall prepare and submit to the JDC for review and discussion an updated Cancer Development Plan consistent with such Initial Cancer Development Plan. The studies set forth in the Initial Cancer Development Plan shall be reviewed by BMS after the Effective Date in accordance with the timelines and procedures set forth in Section 3.5(e) for the purpose of assessing whether they are likely to have an Adverse Impact.

(c) Preparation of Initial Joint Cancer Development Plan for Co-Developed Product. Alder shall inform the JDC as to the [***] and shall [***]. In addition, Alder shall notify the JDC (i) as to the [***] within [***] of such [***] and (ii) at least [***] in advance of [***]. BMS shall have the right to [***] on the [***] document (such document containing [***] and [***]) for [***] such [***], provided that Alder shall be the Party [***]. Upon BMS’ request [***], the Parties shall work cooperatively through the JDC to prepare the initial Joint Cancer Development Plan and Cancer Development Budget for the first indication for the Co-Developed Product. Such plan for Phase 3 Clinical Trials to support BLA Approval for the first indication for the Cancer Product, as reviewed by the JDC, will be the proposed plan [***]. The initial Joint Cancer Development Plan for the Co-Developed Product shall be revised as needed such that the Approved Studies conform to the Phase 3 Clinical Trials supporting BLA Approval for the first indication of the Co-Developed Product [***].

(d) Updates to the Cancer Development Plan for the Co-Developed Product. This Section 3.5(d) [***]. Prior to the commencement of each Calendar Year following such exercise and at such other times as the Parties deem appropriate, the JDC shall prepare and submit to the JEC for review and approval a draft of an updated Joint Cancer Development Plan for Co-Developed Product, with the first of such update being an update to the Initial Joint Cancer Development Plan prepared by the Parties pursuant to Section 3.5(c) above. Such annual updated Joint Cancer Development Plan shall take into account completion or cessation of Development activities or commencement of new Development activities not contemplated by the then-current Joint Cancer Development Plan. Such proposed update to the Joint Cancer Development Plan, including the Cancer Development Budget, shall be submitted for approval by the JEC no later than [***] prior to the start of the next Calendar Year.The Parties acknowledge and agree that if there is any need to change the then-current Joint Cancer Development Plan outside the regular annual updating process set forth above (for example, to add a new Clinical Trial or to make substantial changes to a Clinical Trial in the then-current Joint Cancer Development Plan, or other changes that change the projected and budgeted Development Costs in the then-current Cancer Development Budget), such change to the Joint Cancer Development Plan will be submitted by the JDC for approval by the JEC on an accelerated basis as follows: [***], with the proposed changes being reviewed and, in the case where either Party desires to hold a JEC meeting to discuss such changes, a JEC meeting will be held within [***] following such submission (such [***] period may be extended upon reasonable request by a JEC representative of either Party). All changes to the Joint Development Plan shall be subject to Section 3.5(i).

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(e) Updates to the Cancer Development Plan [***] [***]. This Section 3.5(e) shall [***]. During the Term, Alder shall provide BMS through the JDC with annual updates to the Cancer Development Plan. Such annual updated Cancer Development Plan shall take into account completion or cessation of Development activities or commencement of new Development activities not contemplated by the then-current Cancer Development Plan. In addition, Alder shall provide BMS through the JDC updates to the Cancer Development Plan on a more frequent basis if significant changes are made to the then-current Cancer Development Plan outside the regular annual updating process set forth above (for example, to add a new Clinical Trial or significant changes to a Clinical Trial in the then-current Cancer Development Plan). Such changes to the Cancer Development Plan shall be presented by Alder to the JDC sufficiently in advance of being implemented so as to provide BMS with a reasonable opportunity to review and comment on such changes. With respect to each Clinical Trial or non-clinical study [***] proposed to be conducted by Alder for the Cancer Product, in advance of undertaking such Clinical Trial or non-clinical study Alder shall provide to BMS the same information as set forth in Section 3.6(a) [***] with respect to the proposed Clinical Trial or non-clinical study to assess whether the proposed Clinical Trial or non-clinical study is likely to have an Adverse Impact. Such assessment shall be performed by BMS in good faith and shall be completed within [***] with respect to any Clinical Trial or within [***] with respect to any non-clinical study, in each case subject to Section 16.1(f), following BMS’ receipt of such information and shall be BMS’ sole opportunity to raise any concerns regarding Adverse Impact with respect to such Clinical Trial or non-clinical study. If there are any significant changes to the proposed Clinical Trial or non-clinical study reviewed by BMS as set forth above, then such revised proposed Clinical Trial or non-clinical study shall be subject to the same review by BMS as set forth above. Upon request by BMS within [***] of an updated Cancer Development Plan, Alder shall provide to BMS through the JDC (or a subcommittee thereof) a copy of the protocol and investigator’s brochure for any proposed Clinical Trial for the Cancer Product. Alder will consider in good faith any suggestions by BMS with respect to the Cancer Development Plan to the extent that such suggestions are provided by BMS within [***] after the later of (a) BMS’ receipt of the Cancer Development Plan and (b) BMS receipt of the protocol and investigator’s brochure.

(f) Cancer Development Reports. Alder shall provide to BMS a report which summarizes the status and progress in the Development of Cancer Product in the Cancer Field under the Cancer Development Plan every [***] and from time to time as reasonably requested by BMS not more than [***]; provided that in the case of Co-Developed Product, the Parties shall jointly prepare a report which summarizes the status and progress in the Development of Co-Developed Product in the Cancer Field under the Cancer Development Plan every Calendar Quarter. In addition, in the case of the Co-Developed Product, the Parties shall prepare and provide reports for purposes of the sharing of Cancer Development Costs as set forth in Section 3.7.

(g) Cancer Development Decision-Making [***]. [***], subject to Section 16.1(f), (i) [***] shall have [***] with respect to all Development activities for Cancer Product [***], provided that such [***] shall be consistent with the terms and conditions of this Agreement and (ii) [***] with respect to all Development activities for Cancer Product [***] shall be limited to [***] in accordance with the responsibilities assigned to [***] as set forth in [***].

(h) Cancer Development Decision-Making [***]. [***], subject to Section 16.1(f), (i) [***] shall have [***] with respect to all Development activities for Cancer Product [***], provided that such [***] shall be consistent with the terms and conditions of this Agreement and (ii) [***] with respect to all Development activities for Cancer Product [***] shall be limited to [***] in accordance with the responsibilities assigned to [***] as set forth in [***].

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(i) Cancer Development Decision-Making [***]. [***], except as otherwise expressly provided in this Agreement (and at all times subject to Section 16.1(f)), all matters regarding the Development of the Cancer Product [***], and all [***], shall be decided by [***]. [***], subject to the Joint Cancer Development Plan, (i) Alder would have final decision-making authority with respect to Tactical Matters for Development activities for the Co-Developed Product for which Alder is responsible and (ii) BMS would have final decision-making authority with respect to Tactical Matters for Development activities for the Co-Developed Product for which BMS is responsible. For clarity, neither Party would have the right unilaterally to amend or modify the Joint Cancer Development Plan (including the Initial Joint Development Plan) for the Co-Developed Product and any such amendment or modification would require JEC approval. Disputes with respect to the Joint Cancer Development Plan would be resolved as set forth in Section 16.1, with neither Party having final decision-making authority.

3.6 Approval of Clinical Studies for Co-Developed Product; Sole-Funded Clinical Studies for Co-Developed Product.

(a) The Parties will through the procedures set forth in Section 3.5(d) review any Clinical Trials and any non-clinical studies [***] for the Co-Developed Product proposed by either Party for inclusion in the Joint Cancer Development Plan (in each case, a “Proposed Study”). Each Proposed Study (including the Study Information) shall be presented to the JEC. “Study Information” means with respect to a Clinical Trial for the Co-Developed Product, the Clinical Trial protocol, the primary and secondary endpoints, comparators or combination therapy, estimated number of patients, and statistical power, the responsibility for the conduct of the Clinical Trial (i.e., will specify whether co-op groups or CROs will be used, whether the study will be handled as an investigator-sponsored study, or whether it will be managed and sponsored by a Party), the estimated out-of-pocket costs for the Clinical Trial, and any other material matters pertaining to the Clinical Trial (e.g., data analysis plan) that can reasonably be ascertained at such time, and with respect to a non-clinical study [***] for the Co-Developed Product, means the study protocol including the study design, procedures, comparators (if any) and objectives.

(b) The JEC shall review such Study Information and the proposed rationale for such Proposed Study, and if the JEC representatives of the non-proposing Party (i) reasonably believe that the conduct of such Proposed Study is likely to have a material adverse impact on the product profile, label, safety or efficacy and/or commercial value of the Cancer Product in such non-proposing Party’s territory (subject to Sections 16.1(f) and 16.1(g)), or (ii) where Alder is the proposing Party, where BMS reasonably believes that the conduct of such Proposed Study is likely to have an Adverse Impact (subject to Section 16.1(f)), then the proposing Party shall not have the right to carry out the Proposed Study (in either case, a “Rejected Study”).

(c) If, however, the JEC approves the Proposed Study as a joint study, and no objection is raised at such time pursuant to Section 3.6(b), then such Clinical Trial or non-clinical study ([***]) will be included in the Joint Cancer Development Plan and the costs for the Clinical Trial or study would be shared as Cancer Development Costs and the Cancer Development Budget would be amended to include such costs. In such event, BMS shall have no right thereafter to claim that it believes that the conduct of such Clinical Trial or non-clinical study ([***]) is likely to have an Adverse Impact.

(d) In the case where the JEC does not approve such Proposed Study as one to be included in the Joint Cancer Development Plan, but where no objection is raised at such time pursuant to Section 3.6(b), then the proposing Party may proceed independently with the Proposed Study (i.e., in

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accordance with the Study Information reviewed by the JEC) at its sole risk and expense (including sole responsibility and liability for any claims made by patients participating in such Clinical Trial) (such Clinical Trial being a “Sole-Funded Study”). In such event, BMS shall have no right thereafter to claim that it believes that the conduct of such Sole-Funded Study is likely to have an Adverse Impact. For clarity, a Party may only proceed with a Sole-Funded Study as set forth above in accordance with the Study Information reviewed by the JEC, and if there are any significant modifications or revisions with respect to the Study Information for a Proposed Study, then such revised Proposed Study shall be subject to the same review by the JEC as set forth above.

(e) In the case where the Sole-Funded Study is a study designed for and having the objective of supporting approval for labeling changes for a new indication or expanded indications for the Co-Developed Product (such clinical trial being a “New Indication Sole-Funded Study”), the non-funding Party may not use the results of such New Indication Sole-Funded Study to support a filing for Regulatory Approval for a change in the labeling for such new indication or expanded indication for the Co-Developed Product in its Territory (the Cancer Territory in the case of BMS and the Alder Cancer Territory in the case of Alder) unless the non-funding Party [***], it being understood, however, that the non-funding Party would have all rights to submit such data to the applicable Regulatory Authority where required by Regulatory Authorities in its Territory for safety purposes. If such Sole-Funded Study is not a New Indication Sole-Funded Study, the non-funding Party shall have all access to the results of such study, through the JEC or JDC, as the case may be, and shall have the right to file such results where required by the Regulatory Authorities in its Territory (the Cancer Territory in the case of BMS and the Alder Cancer Territory in the case of Alder) for safety purposes, but shall have no right to file any data resulting from such study in support of initial Regulatory Approval or Regulatory Approval for labeling changes for a new indication or expanded indications for the Co-Developed Product in its Territory unless and until it [***].

3.7 Cancer Development Costs.

(a) Sharing of Cancer Development Costs. Subject to the rest of this Section 3.7 and the other terms and conditions of the Agreement, the Cancer Development Costs for the Co-Developed Product shall be shared by the Parties as follows: Alder shall bear [***] of all such Cancer Development Costs, and BMS shall bear [***] of all such Cancer Development Costs. For clarity, [***]. Subject to Section 13.2 and 13.14, it is understood that once a given study or trial is set forth in an approved Joint Cancer Development Plan, and its associated costs are included in the Cancer Development Budget, each Party is obligated to conduct and fund such study or trial, on the timetable set forth in the Joint Cancer Development Plan, unless mutually agreed upon by the Parties to the contrary. For clarity, each Party shall have the right to use all results of the activities conducted under the Joint Cancer Development Plan in support of the Development and Commercialization of the Co-Developed Product in its respective Territory.

Subject to Section 3.7(f), BMS and Alder shall share Cancer Development Costs incurred in excess of the amount budgeted therefor for a given year under the Cancer Development Budget for those Clinical Trials that are part of the then-approved Joint Cancer Development Plan, without the approval of the JDC or JEC (such as, for example, cost overruns as a result of faster patient recruitment or a need to contract with more sites to ensure timely completion of a Clinical Trial). The Parties shall reconcile the Cancer Development Costs they have incurred to reflect the allocation of Cancer Development Costs set forth in Section 3.7(a) according to the procedure in Section 8.2.

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(b) FTE Records and Calculations; Adjustments to FTE Rate. Each Party shall record and account for its FTE efforts that are included in Cancer Development Costs shared under this Agreement, and shall report such FTE effort to the JDC on a quarterly basis.

(c) Other Expenses. Any costs and expenses incurred by a Party for Development activities for the Co-Developed Product that do not fall within the definition of Cancer Development Costs shall be borne [***] unless the Parties agree in writing otherwise. For clarity: (i) all costs relating to Development activities undertaken by or for Alder for the Co-Developed Product which are not Cancer Development Costs shall be [***], and (ii) all costs relating to Development activities undertaken by or for BMS for the Co-Developed Product which are not Cancer Development Costs shall be [***], including all costs relating to Development activities conducted solely for the purposes of seeking Regulatory Approval(s) of a Co-Developed Product in Japan.

(d) Determination and Charging of Cancer Development Costs. As part of the process of producing each annual Joint Cancer Development Plan and Cancer Development Budget, and any updates thereto, the Parties shall determine the internal personnel and other resources and out-of-pocket expenditures ([***]) required for the Development of the Co-Developed Product in [***] for the applicable year and for each quarter within such year. All such internal personnel and resources will be expressed in terms of FTEs and the budgeted cost calculated using the FTE Rate (with such budgets to be based on the expected actual FTE work performed on a pure efforts basis (i.e., on the basis of the actual hours worked on the project)). For purposes of sharing of Cancer Development Costs, each Party shall record, account and charge to Cancer Development Costs only its actual FTE effort for the Development of Co-Developed Product on such pure efforts basis, provided that such efforts relate to budgetary line item activities to which it has been assigned under the Cancer Development Plan or are otherwise approved by the JDC.

(e) Reporting and Audit of Development Costs.

(i) FTEs shall be charged to Cancer Development Costs at the applicable FTE Rates. Each Party shall calculate, and maintain records of, actual Development FTE hours worked and Cancer Development Costs incurred by it in the same manner as used by it for other products which it has developed or which are under development by it. Out-of-pocket costs will be charged based on actual expenses incurred. Each Party will be responsible for accounting for the costs associated with the Clinical Trials conducted by it pursuant to the Cancer Development Plan.

(ii) Each Party shall report to the other Party within [***] after the end of each [***] with regard to the Cancer Development Costs incurred by it during such [***]. Such report shall specify in reasonable detail all FTE hours and actual out-of-pocket cost on a line item basis consistent with the budgetary line items set forth in the applicable Joint Cancer Development Plan and Cancer Development Budget. For the purposes of this Section 3.7(e)(ii), out-of-pocket costs shall be deemed to be incurred by a Party upon the earlier of (1) such Party’s receipt of an invoice for the applicable amount from the applicable Third Party with respect to such costs for goods and services received and (2) such Party’s payment of the applicable Third Party; provided that with respect to out-of-pocket costs deemed incurred pursuant to (1), if such Party does not pay to such Third Party the full amount of such invoice, then such Party shall promptly notify the other Party and reflect in its next report pursuant to this Section 3.7(e) an appropriate adjustment to its Cancer Development Costs.

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(iii) Each Party shall have the right, at reasonable times and upon reasonable prior notice, to audit the other Party’s records as provided in Section 8.15 to confirm the accuracy of the other Party’s costs and reports with respect to Cancer Development Costs that are shared under this Agreement. Each Party shall, to the extent the result of such audit reveals that any reconciliatory payment is due from such Party to the other Party, promptly make such reconciliatory payment to the other Party after receiving the result of such audit. In the case where BMS is required to make a reconciliatory payment, BMS shall make such payment to AlderHoldings.

(f) Overruns with Respect to Cancer Development Costs. If the actual total Cancer Development Costs (which, for clarity, include Manufacturing Costs included in such Cancer Development Costs) for a Clinical Trial (over the life of such trial) provided for in the Joint Cancer Development Plan (as amended in accordance with Section 3.5(d)) exceed, or during the course of the Clinical Trial information becomes known such that such Clinical Trial’s Development Costs are reasonably expected to exceed, those set forth in the Cancer Development Budget for such Clinical Trial in such plan, then (i) the Parties (through the JDC) shall discuss and address such overrun and (ii) unless otherwise agreed by mutual Party Written Consent or approval of the JEC each Party shall, notwithstanding such overrun, continue to bear its share of such Cancer Development Costs attributable to such Clinical Trial in excess of such budget (“Excess Development Costs”) as set forth in Section 3.7(a), except that to the extent such Excess Development Costs are Negligently Incurred Development Costs (as defined below) in which event the Party conducting such Clinical Trial shall be solely responsible for, and shall bear, all of such Negligently Incurred Development Costs. As used herein, “Negligently Incurred Development Costs” means with respect to a Clinical Trial any portion of Excess Development Costs in respect of such Clinical Trial that (A) [***], (B) is attributable to the negligence with respect to the conduct or oversight of such Clinical Trial of the Party responsible for the conduct of such Clinical Trial and (C) is not approved by mutual Party Written Consent or approval of the JEC. For sake of clarity, [***] shall not be considered negligence by such Party in the conduct of any Clinical Trial or other Development activity. The Parties shall use Diligent Efforts, as appropriate, to mitigate any cost overrun.

3.8 Limitations on Development.

(a) During the Term, [***], neither [***] nor any of its Affiliates shall, directly or through any Third Party, sponsor, conduct or cause to be conducted, otherwise assist in, supply [***] for use in connection with, fund or otherwise support any Clinical Trial (including without limitation any investigator sponsored studies) using [***].

(b) During the Term, [***], neither [***] nor any of its Affiliates shall, directly or through any Third Party, sponsor, conduct or cause to be conducted, otherwise assist in, supply [***] for use in connection with, fund or otherwise support any Clinical Trial (including without limitation any investigator sponsored studies) using [***].

3.9 Standards of Conduct. BMS shall perform, and shall ensure that its Affiliates, Sublicensees and Third Party contractors perform, the Development activities with respect to the Licensed Product and Co-Developed Product in good scientific manner, and in compliance in all material respects with the requirements of Applicable Law. Alder shall perform, and shall ensure that its Affiliates, licensees and Third Party contractors perform, the Development activities with respect to the Cancer Product in good scientific manner, and in compliance in all material respects with the requirements of Applicable Law. As applicable, each Party shall use Diligent Efforts to carry out the tasks assigned to it under the Joint Cancer Development Plan in a timely and effective manner.

3.10 Licensed Product Development Expenses. Without limiting Alder’s obligations under Section 15.1, as between BMS and Alder, BMS shall be responsible for all costs and expenses incurred by BMS and its Affiliates and Sublicensees in connection with the Development of Licensed Products. Except as expressly specified in this Agreement (including without limitation in Sections 2.11, 3.3, 4.1(a), 6.3, 6.4 and

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6.8), BMS shall not be responsible for the reimbursement of Alder (by submitting payment to AlderHoldings) for costs and expenses incurred by Alder and its Affiliates in connection with activities for the Development of Licensed Product, except to the extent that the Parties may agree in writing after the Effective Date and where such activities to be undertaken by Alder, and the projected reimburseable costs with respect to such activities, are specifically approved in writing in advance by BMS.

3.11 Adverse Event Reporting. As set forth in Section 4.7, BMS shall enter into a Safety Data Exchange Agreement with Alder that will govern the obligations of each Party with respect to safety, adverse events, and other related matters concerning Licensed Product and Cancer Product.

3.12 Subcontractors. Each Party may perform any of its Development obligations under this Agreement through one or more subcontractors or consultants, provided that (a) such Party remains responsible for the work allocated to such subcontractors and consultants as it selects with respect to Licensed Compound and Product, (b) the subcontractor undertakes in writing obligations of confidentiality and non-use regarding Confidential Information, that are substantially the same as (although may be shorter in duration than, provided that such duration shall not be less than [***] from the effective date of the written obligation) those undertaken by the Parties pursuant to Article 12 hereof, and (c) the subcontractor agrees in writing to assign (or to exclusively license, with the right to sublicense) to the subcontracting Party all intellectual property developed in the course of performing any such Development work that is necessary or useful for the research, Development, manufacture, use, sale and/or Commercialization of the applicable Licensed Compounds and/or Products. A Party may also subcontract work on terms other than those set forth in this Section 3.12, with the prior approval of the JEC.

4. REGULATORY MATTERS

4.1 Regulatory Matters for Licensed Product for Licensed Field.

(a) Regulatory Filings. BMS shall have sole responsibility for preparing and submitting all Regulatory Materials for Licensed Products in the Licensed Field in the Licensed Territory, including but not limited to preparing and submitting all MAAs for Licensed Products in the Licensed Field in the Licensed Territory. Alder shall cooperate fully with BMS and provide to BMS all Alder Know-How and all rights of reference (including all required rights of reference with respect to any Regulatory Materials (including Approvals) or DMF (and any data contained therein and/or component thereof) for any Cancer Product), in each case as may be reasonably requested by BMS, in order to support any Regulatory Materials for Licensed Products in the Licensed Field in the Licensed Territory and interactions with any Regulatory Authority in connection with Development and/or Regulatory Approval of Licensed Products in the Licensed Field in the Licensed Territory. With respect to Alder Know-How in the possession of a Third Party or rights of reference to Regulatory Materials or DMFs in the possession of a Third Party, BMS shall reimburse Alder for all out-of-pocket expenses incurred by Alder to the extent required in order to provide such Alder Know-How or rights of reference to BMS. Alder represents and warrants that as of the Signing Date all such Regulatory Materials and DMFs with respect to Licensed Compound and Product are in the possession of Alder and are not in the possession of any Third Party. With respect to Alder Know-How that pertains to the Cancer Product in the Cancer Field or rights of reference to Regulatory Materials or DMFs for the Cancer Product in the Cancer Field, in each case which is provided to BMS at a time when BMS has not exercised the Option or the Option has expired without exercise, BMS shall reimburse Alder for all out-of-pocket expenses incurred by Alder with respect to providing such Alder Know-How or rights of reference to BMS.

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(b) Ownership of Regulatory Materials for Licensed Field. BMS will own all Regulatory Materials that it files for Licensed Products in the Licensed Field in the Licensed Territory and all such Regulatory Materials shall be submitted in the name of BMS (or its Affiliate or Sublicensee, as applicable). Upon request by BMS, AlderHoldings shall transfer and assign to BMS all of Alder’s right, title and interest to the IND(s) that have been submitted as of the Effective Date for the Licensed Product in the Licensed Field. Alder shall notify the applicable Regulatory Authorities in writing that it is transferring such IND(s) for Licensed Product in the Licensed Field to BMS. BMS shall grant Alder [***] and [***] in order to allow Alder (i) perform any activities [***] or (ii) support [***] Cancer Products in the Cancer Field in the Alder Cancer Territory and interactions with [***] in connection with [***] of Cancer Products in the Cancer Field in the Alder Cancer Territory.

(c) Decision-Making. BMS shall have final decision-making authority with respect to regulatory matters with respect to Licensed Product in the Licensed Field (including without limitation, the content of any regulatory filing or dossier, pharmacovigilance reports, patient risk management strategies and plans, Core Data Sheet, labeling, safety, and the decision to file any MAA, in each case with respect to Licensed Product in the Licensed Field), provided that BMS complies with the Safety Data Exchange Agreement or Exhibit F, whichever is applicable.

(d) Separate IND and MAA for Licensed Product in Licensed Field and Cancer Product. It is understood and agreed that unless the Parties agree in writing otherwise, separate INDs and separate MAAs will be filed by BMS for the Licensed Product in the Licensed Field in the Licensed Territory and by Alder for the Cancer Product in the Cancer Field in the Alder Cancer Territory. In the case where Alder has submitted prior to the Effective Date a single IND for Clinical Trials in both the Licensed Field and the Cancer Field the Parties shall cooperate in establishing separate INDs for the Licensed Field and the Cancer Field.

(e) Access to Material Filings and Communications. Upon reasonable request by Alder (and to the extent necessary and solely for the purpose to support any Regulatory Materials for Cancer Products in the Cancer Field in the Alder Cancer Territory and interactions with any Regulatory Authority in connection with Development and/or Regulatory Approval of Cancer Products in the Cancer Field in the Alder Cancer Territory), BMS shall provide Alder with access (including electronic access as available and applicable) to: (i) material Regulatory Materials filed by BMS with respect to any Licensed Product, (ii) material written or electronic communications received by BMS from a Regulatory Authority with respect to the Development or Commercialization of any Licensed Product and (iii) summaries (to the extent available) of material oral communications between BMS and a Regulatory Authority with respect to the Development or Commercialization of any Licensed Product. Without limiting other provisions of this Agreement, upon reasonable request by BMS (and to the extent necessary and solely for the purpose to support any Regulatory Materials for Licensed Products in the Licensed Field in the Licensed Territory and interactions with any Regulatory Authority in connection with Development and/or Regulatory Approval of Licensed Products in the Licensed Field in the Licensed Territory), Alder shall provide BMS with access (including electronic access as available and applicable) to: (i) material Regulatory Materials filed by Alder with respect to any Cancer Product, (ii) material written or electronic communications received by Alder from a Regulatory Authority with respect to the Development or Commercialization of any Cancer Product and (iii) summaries (to the extent available) of material oral communications between Alder and a Regulatory Authority with respect to the Development or Commercialization of any Cancer Product.

4.2 Regulatory Matters for Cancer Product for Cancer Field Where BMS Does Not Exercise Option.

(a) Responsibility, Ownership of Regulatory Materials and Decision-Making. Subject to the other terms and conditions of this Agreement, in the case where BMS has not exercised the Option or the Option has expired without exercise, as between the Parties: (i) Alder shall have sole

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responsibility for preparing and submitting all Regulatory Materials for any Cancer Product in the Cancer Field in the Alder Cancer Territory, including, but not limited to preparing all reports required in connection with the submission of any MAA for any Cancer Product in the Cancer Field in the Alder Cancer Territory, (ii) AlderHoldings will own all Regulatory Materials for Cancer Product in the Cancer Field in the Alder Cancer Territory and (iii) Alder shall have final decision-making authority with respect to regulatory matters with respect to Cancer Product in the Cancer Field (including without limitation, the content of any regulatory filing or dossier, pharmacovigilance reports, patient risk management strategies and plans, Core Data Sheet, labeling, safety, and the decision to file any MAA, in each case with respect to Cancer Product in the Cancer Field); provided that Alder complies with the Safety Data Exchange Agreement or Exhibit F, whichever is applicable.

(b) Sharing of Regulatory Information. In the case where BMS has not exercised the Option or the Option has expired without exercise, and Alder is pursuing the Development of the Cancer Product for the Cancer Field, the Parties shall share on a timely basis through the JDC (and as applicable through a subcommittee thereof) significant correspondence to or from a Regulatory Authority (including submissions of Regulatory Materials) that are relevant to both the Licensed Product in the Licensed Field as well as the Cancer Product in the Cancer Field. The Parties shall share and review such correspondence to or from a Regulatory Authority to assure that the Parties provide consistent responses to the Regulatory Authorities with respect to inquiries relevant to both the Licensed Product in the Licensed Field and the Cancer Product in the Cancer Field.

4.3 Regulatory Matters for Co-Developed Product.

(a) Regulatory Filings. Alder and BMS shall cooperate through the applicable Committee in the drafting and review of all submissions of Regulatory Materials (including any supplements or modifications thereto) to the FDA and EMEA (including the preparation of an electronic submission of a MAA to the FDA and EMEA) for Co-Developed Product. For Co-Developed Product in the U.S., as between the Parties, Alder shall have responsibility for submitting all Regulatory Materials, which shall be owned by AlderHoldings, and shall be the regulatory contact with the FDA. For Co-Developed Product in the Cancer Territory, BMS shall have responsibility for submitting all Regulatory Materials, which shall be owned by BMS, and shall be the regulatory contact with the applicable Regulatory Authorities. Accordingly, in each case with respect to the Co-Developed Product, each Party shall have a right to review through the applicable Committee the content and subject matter of, and strategy for, each MAA to be filed by or on behalf of the other Party with the FDA and EMEA, all correspondence submitted by or on behalf of the other Party to the FDA and EMEA related to clinical trial design, all proposed product labeling (including the final FDA or EMEA approved labeling) and post-Regulatory Approval labeling changes. Each Party shall promptly provide the other with copies of all significant written or electronic communications received by it or on its behalf from or sent by it or on its behalf to the FDA or EMEA with respect to obtaining and maintaining Regulatory Approvals for the Co-Developed Product.

(b) Regulatory Meetings. Each Party (Alder with respect to the FDA and BMS with respect to the EMEA) shall provide the other Party with prior notice with respect to all meetings, conferences and discussions (including advisory committee meetings and any other meeting of experts convened by the FDA or EMEA concerning any topic relevant to Co-Developed Product, as well as product labeling and post-Regulatory Approval product labeling discussions) with the FDA or EMEA for the Co-Developed Product. Such notice shall be provided within two (2) Business Days after such Party receives notice of the scheduling of such meeting, conference, or discussion (or within such shorter period as may be necessary in order to give such other Party a reasonable opportunity to participate in such meetings, conferences and discussions). Such other Party shall be entitled to be present at, and to participate in, all such meetings, conferences or discussions. Alder’s and BMS’ respective members of the JDC shall use reasonable efforts to agree in advance on the scheduling of such meetings and on the objectives to be accomplished at such meetings, conferences, and discussions and the agenda for the meetings, conferences, and discussions with the FDA and EMEA. To the extent practicable, each Party (Alder with respect to the FDA and BMS with respect to the EMEA) shall also include the other Party in any unscheduled, ad-hoc meetings, conferences and discussions with the FDA or EMEA concerning any pending IND, MAA or any material regulatory matters relating to the Co-Developed Product.

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(c) Sharing of Regulatory Data; Common Database. Each Party shall provide to the other Party on a timely basis copies of all significant pre-clinical and clinical data compiled in support of a Regulatory Material with respect to Co-Developed Product (via electronic copies of such data in a form that may be analyzed and manipulated by the other Party). If deemed appropriate by the JDC, the Parties will establish a common database to be shared by the Parties for the receipt, investigation, recordation, communication and exchange (as between the Parties) of data arising from Clinical Trials for Co-Developed Product. The Parties shall agree upon guidelines and procedures for such common database that shall be in accordance with, and enable the Parties and their Affiliates to fulfill their reporting obligations under Applicable Law and shall be consistent with relevant ICH guidelines. The Parties’ costs incurred in connection with receiving, investigating, recording, reviewing, communicating and exchanging such data shall be included as an element of Cancer Development Costs to the extent agreed to by the JDC and specifically identifiable to or reasonably allocable to the Development of Co-Developed Product. All data shared by BMS with Alder pursuant to this Section 4.3(c) shall be provided by BMS in a format that is compatible with Alder’s SAS software. It shall be acceptable for Alder to provide data shared pursuant to this Section 4.3(c) to BMS in a format created by Alder’s SAS software.

(d) Ownership of Clinical Data; Rights of Reference. All clinical data and reports related to Clinical Trials conducted under the Joint Cancer Development Plan (and for which the Parties shared Cancer Development Costs) for Co-Developed Product shall be owned by AlderHoldings and licensed to BMS pursuant to Section 7.4 and 7.9. Each Party shall have the right to cross reference, file or incorporate by reference any Regulatory Material (including Approvals) or DMF for any Co-Developed Product (and any data contained therein and/or any component thereof) in order to support any Regulatory Materials for Co-Developed Product and in interactions with any Regulatory Authority in connection with Development and/or Regulatory Approval of Co-Developed Product; provided however, that the use of the results of a Sole-Funded Study by the non-funding Party shall be subject to Section 3.6. Each Party shall cooperate with the other, as may be reasonably necessary, in obtaining Regulatory Approvals for Co-Developed Product, including providing necessary documents or other materials Controlled and possessed by such Party, as are required by Applicable Law to obtain Regulatory Approvals for Co-Developed Product, in each case in accordance with the terms and conditions of this Agreement.

(e) Pricing and Reimbursement Approvals. BMS will be solely responsible for all pricing and reimbursement approval proceedings relating to the Co-Developed Product in the Cancer Territory. Alder will be solely responsible for all pricing and reimbursement approval proceedings relating to the Co-Developed Product in the Alder Cancer Territory.

(f) Complaints. Each Party will develop and implement, and shall abide by, (a) a policy for handling complaints that may be made, alleged or threatened by a Third Party with respect to the use of any promotional, advertising, patient information, communication and educational materials by a Party relating to a Co-Developed Product in a country in the Cancer Territory (if such Party is BMS) or the Alder Cancer Territory (if such Party is Alder), and (b) a policy for handling and investigating complaints made, alleged or threatened by a Third Party with respect to the manufacturing, handling or storage of a Co-Developed Product.

4.4 Product Withdrawals and Recalls. If any Regulatory Authority (a) threatens, initiates or advises any action to remove any Product from the market in a country or (b) requires or advises Alder, BMS, their Affiliates, or their (sub)licensees to distribute a “Dear Doctor” letter or its equivalent regarding use of such Product in a country; then Alder or BMS, as applicable, shall notify the other Party of such event within [***] after such Party becomes aware of the action, threat, advice or requirement (as applicable). BMS shall be responsible for the recall or withdrawal of a Licensed Product or Cancer Product that BMS, its Affiliates, or its Sublicensees distributed. Alder shall be responsible for the recall or withdrawal of a Cancer Product that Alder, their Affiliates, or their licensees (excluding BMS, its Affiliates, or its Sublicensees) distributed.

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4.5 Notice of Regulatory Action. If any Regulatory Authority takes or gives notice of its intent to take any regulatory action with respect to any activity of such Party pursuant to this Agreement, which regulatory action could reasonably be expected to materially adversely affect any Development or Commercialization activities with respect to a Product in the Territory, then such Party shall promptly notify the other Party of such notice or action. The applicable operating Committee shall have the right to review any responses that pertain to the affected Product.

4.6 Adverse Event Reporting. As between the Parties and in accordance with Section 4.7: (i) until transfer of the IND for Licensed Product in the Licensed Field to BMS, Alder shall be responsible for the timely reporting to the appropriate Regulatory Authorities of all Adverse Events and any other information concerning the safety of the Licensed Product in the Licensed Field, (ii) after transfer of the IND for Licensed Product in the Licensed Field to BMS, BMS shall be responsible for the timely reporting to the appropriate Regulatory Authorities of all Adverse Events and any other information concerning the safety of the Licensed Product in the Licensed Field, (iii) if BMS has not exercised the Option or the Option has expired without exercise, Alder shall be responsible for the timely reporting to the appropriate Regulatory Authorities of all Adverse Events and any other information concerning the safety of the Cancer Product in the Cancer Field, (iv) after BMS exercises the Option, Alder shall be responsible for the timely reporting to the appropriate Regulatory Authorities in the Alder Cancer Territory of all Adverse Events and any other information concerning the safety of the Co-Developed Product in the Cancer Field and (v) after BMS exercises the Option, BMS shall be responsible for the timely reporting to the appropriate Regulatory Authorities in the Cancer Territory of all Adverse Events and any other information concerning the safety of the Co-Developed Product in the Cancer Field.

4.7 SDEA; Global Pharmacovigilance Database. Subject to the terms of this Agreement, and within two (2) months after the Effective Date, Alder and BMS (under the guidance of their respective Pharmacovigilance Departments, or equivalent thereof) shall define and finalize the responsibilities of the Parties to protect patients and promote their well-being in connection with the use of the Licensed Compounds and Products. These responsibilities shall include mutually acceptable guidelines and procedures for the receipt, investigation, recordation, communication, and exchange (as between the Parties) and regulatory submission of Adverse Event reports, reports of exposure during pregnancy, and any other information concerning the safety of any Licensed Compound or Product. Such guidelines and procedures shall be in accordance with, and enable the Parties and their Affiliates to fulfill, local and international regulatory reporting obligations to Governmental Authorities. Furthermore, such agreed procedures shall be consistent with relevant ICH guidelines, except where said guidelines may conflict with existing local regulatory safety reporting requirements, in which case local reporting requirements shall prevail. Until such guidelines and procedures are set forth in a written agreement between the Parties (hereafter referred to as the “Safety Data Exchange Agreement”), the terms of Exhibit F shall apply. The Parties agree to the following and the Safety Data Exchange Agreement shall provide for the following: (i) BMS shall control the global pharmacovigilance database with respect to Licensed Product in the Licensed Field, (ii) in the case where BMS has exercised the Option, the Parties shall jointly control the global pharmacovigilance database for the Co-Developed Product and (iii) if BMS has not exercised the Option or the Option has expired without exercise, Alder shall control the global pharmacovigilance database with respect to Cancer Product in the Cancer Field. Following the execution of the Safety Data Exchange Agreement, Exhibit F shall have no further force or effect. The Party that is the owner of the Regulatory Approval for the applicable Product shall have the right to make the final decision with respect to any Adverse Event filing with a Regulatory Authority with respect to such Product in the event of a dispute and where a decision must be made in order to comply with applicable time filing requirements.

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5. COMMERCIALIZATION

5.1 Commercialization of Licensed Product in the Licensed Field. BMS shall be responsible for all Commercialization activities for Licensed Products in the Licensed Field in the Licensed Territory at its own cost and expense. BMS shall have the final decision-making authority for the operations and Commercialization strategies and decisions with respect to the Commercialization of Licensed Products in the Licensed Field in the Licensed Territory; provided that such decisions are not inconsistent with the express terms and conditions of this Agreement, including Article 2.

5.2 Commercialization of Cancer Product in the Cancer Field. If BMS has not exercised the Option or the Option has expired without exercise, (i) Alder shall be responsible for all Commercialization activities for Cancer Product in the Cancer Field in the Alder Cancer Territory at its own cost and expense and (ii) Alder shall have the final decision-making authority for the operations and Commercialization strategies and decisions with respect to the Commercialization of Cancer Product in the Cancer Field in the Alder Cancer Territory; provided that such decisions are not inconsistent with the express terms and conditions of this Agreement. In the case where BMS has exercised the Option, (x) Alder shall be responsible for [***] and Alder shall have [***] for the [***] with respect to [***], provided that such decisions are not inconsistent with the express terms and conditions of this Agreement and (y) BMS shall be responsible for [***] and BMS shall have [***] for the [***] with respect to [***], provided that such decisions are not inconsistent with the express terms and conditions of this Agreement. The Parties shall [***] their Commercialization activities with respect [***] through [***] accordance with [***].

5.3 Commercialization Plans.

(a) Commercialization Plan for Licensed Product in the Licensed Field. BMS shall establish plans for Commercialization of Licensed Product in the Licensed Field in each of the Major Markets in accordance with its normal business practices and consistent with the form and detail that BMS normally provides for its internal products at a similar stage and shall provide the final version of such commercialization plan to Alder for its review and comment. After establishment of the initial commercialization plan for Licensed Product in the Licensed Field, BMS shall update such commercialization plan [***] and provide such updated commercialization plan to Alder for its review and comment. BMS shall establish such other plans for Commercialization of the Licensed Products in other countries of the Territory in accordance with its normal business practices and shall include a summary of such plans in each update to Alder under this Section 5.3(a).

(b) Commercialization Plans for Cancer Product. In the case where BMS does not exercise the Option, Alder shall establish plans for Commercialization of Cancer Product in the Cancer Field in accordance with its normal business practices. In the case where BMS exercises the Option, (i) Alder shall establish a plan for Commercialization of [***] in [***] in accordance with its normal business practices and consistent with the form and detail that Alder normally provides for its internal products at a similar stage and shall provide the final version of such commercialization plan to BMS through the JCC for its review and comment and (ii) BMS shall establish plans for Commercialization of [***] in [***] in accordance with its normal business practices and consistent with the form and detail that BMS normally provides for its internal products at a similar stage and shall provide the final version of such commercialization plan to Alder through the JCC for its review and comment. After establishment of the initial commercialization plan for [***] as set

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forth above, (x) Alder shall update its commercialization plan [***] and provide such updated commercialization plan to BMS through the JCC for its review and comment and (y) BMS shall update its commercialization plan [***] and provide such updated commercialization plan to Alder through the JCC for its review and comment.

5.4 Diligent Commercialization. BMS shall use Diligent Efforts to Commercialize at least one Licensed Product in the Licensed Field in each country in the Major Markets for which it receives Approval. In addition, in the case where BMS exercises the Option BMS shall use Diligent Efforts to Commercialize at least one Cancer Product in the Cancer Field in each country in the Major Market in the Cancer Territory for which it receives Approval.

5.5 Commercialization Reports and Meetings.

(a) Commercialization Report for Licensed Product in the Licensed Field. [***] following Regulatory Approval for the Licensed Product in a Major Market country, BMS shall provide to Alder [***] a written report that summarizes the Commercialization activities performed by BMS, and its Affiliates and Sublicensees since the prior report by BMS.

(b) Commercialization Report for Co-Developed Product in the Cancer Field. In the case where BMS exercises the Option, (i) Alder shall provide to BMS, through the JCC, an annual written report that summarizes the Commercialization activities performed by Alder and its Affiliates and licensees, and the Parties shall meet to discuss such Commercialization activities, with respect to the Co-Developed Product in the Cancer Field in the Alder Cancer Territory; and (ii) BMS shall provide to Alder, through the JCC, an annual written report that summarizes the Commercialization activities performed by BMS and its Affiliates and Sublicensees, and the Parties shall meet to discuss such Commercialization activities, with respect to the Co-Developed Product in the Cancer Field in the Cancer Territory; in each case of clause (i) and (ii) the Parties shall meet and discuss such Commercialization activities through the JCC [***].

5.6 Standards of Conduct. Each Party shall perform, or shall ensure that its Affiliates, (sub)licensees and Third Party contractors perform, all Commercialization activities in a good scientific and ethical business manner and in compliance with applicable laws, rules and regulations (including but not limited to all applicable laws rules and regulations relating to off-label use). BMS and its Sublicensees (and their respective Affiliates) shall not knowingly promote or sell (or encourage or facilitate the sale of) (a) any Licensed Product for use in the Cancer Field other than the Co-Developed Product that has received Regulatory Approval in the Cancer Field in the Cancer Territory or (b) any Co-Developed Product for use in the Licensed Field. Alder and its licensees (and their respective Affiliates) shall not knowingly promote or sell (or encourage or facilitate the sale of) any Cancer Product (including Co-Developed Product) for use in the Licensed Field. BMS and its Sublicensees (and their respective Affiliates) shall not provide funding to or otherwise support continuing education programs for sales representatives and/or medical professionals in which information is provided about the use of (i) any Licensed Product for use in the Cancer Field other than the Co-Developed Product that has received Regulatory Approval in the Cancer Field in the Cancer Territory or (ii) any Co-Developed Product in the Licensed Field. Alder and its licensees (and their respective Affiliates) shall not provide funding to or otherwise support continuing education programs for sales representatives and/or medical professionals in which information is provided about the use of any Cancer Product (including Co-Developed Product) in the Licensed Field. Each Party represents that it has established or will establish, and shall follow, its own internal policies, procedures and standards for promotion, clinical trials, Medical Education Activities and other sales and marketing activities for the Products in their respective applicable Territory, to ensure compliance with Applicable Laws. Each Party also agrees to implement and follow such procedures, policies and standards as may be agreed upon between the Parties as may be necessary with respect to the Cancer Product in the Cancer Field if BMS exercises the Option.

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5.7 Tracking of Sales of Licensed Product and Cancer Product.

(a) The Parties recognize the possibility that customers or other Third Parties may purchase a Cancer Product (which has received Regulatory Approval for and is sold for use in the Cancer Field) and use the Cancer Product off-label in the Licensed Field in the Alder Cancer Territory (such use being the “Off-label Use of Cancer Product”). The Parties also recognize the possibility that customers or other Third Parties may purchase a Licensed Product (which has received Regulatory Approval for and is sold for use in the Licensed Field) and use such Licensed Product off-label in the Cancer Field in the Licensed Territory (such use being the “Off-label Use of Licensed Product”). In order to realize the intent of the Parties under this Agreement, in the case where both Licensed Product for use in the Licensed Field and Cancer Product for use in the Cancer Field are sold in the same Major Market country in the Alder Cancer Territory, upon the request of either Party, the Parties through the JEC will put in place a process and methodology for the tracking of sales of such Licensed Product and Cancer Product to determine the extent of Off-label Use of Cancer Product and Off-label Use of Licensed Product. For this purpose, the Parties shall [***] with respect to such use of the Licensed Product and Cancer Product [***]. Once implemented, such process and methodology shall be implemented [***]. To the extent that Licensed Product is determined by the JEC to be used for the treatment of indications in the Cancer Field in a Major Market country in the Alder Cancer Territory (i.e., a country where BMS is not granted commercialization rights for the Cancer Field) at a level [***], BMS shall pay to Alder [***]. To the extent that Cancer Product is determined by the JEC to be used for the treatment of indications in the Licensed Field in a Major Market country in the Alder Cancer Territory at a level [***], Alder shall pay to BMS [***]. “[***]” as used in this Section 5.7 means the applicable gross sales less the sum of [***][***], in each case for the applicable Licensed Product or Cancer Product.

(b) Disputes. If the JEC cannot agree: (i) on the process and methodology to be implemented by the Parties in tracking sales of Cancer Products and Licensed Products; (ii) on the extent of Off-label Use of Cancer Product or Off-label Cancer Product and/or the extent to which such [***] set forth above; (iii) on the extent of Off-label Use of Licensed Product or Off-label Licensed Product and/or the extent to which such [***] set forth above; and/or (iv) the amount [***] payable by one Party to the other as set forth above; then, in each case, at the election of either Party, such dispute shall be [***] resolved through [***] in accordance with Section 16.2.

6. MANUFACTURING

6.1 Overview. Except as otherwise set forth in this Agreement (including without limitation as set forth in Section 6.4) or as the Parties may otherwise agree in writing, each Party shall be separately responsible for the manufacture of Licensed Compound and Product under this Agreement as follows:

(a) for clinical supply, (i) Alder shall be responsible for (and shall have final decision-making authority with respect to) the manufacture of Licensed Compound for use in the manufacture of Cancer Product for use in the Alder Cancer Territory, and for the manufacture of the Cancer Product for use

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in the Alder Cancer Territory, provided that in the case where BMS has exercised the Option, such responsibility and authority of Alder shall be limited to the manufacture of the Licensed Compounds and Co-Developed Product for use in the U.S. Co-Developed Product Development and BMS shall assume responsibility for (and shall have final decision-making authority with respect to) the manufacture of Licensed Compound (for use in the manufacture of Co-Developed Product) and/or Co-Developed Product for all other uses in the Cancer Territory, (ii) BMS will be responsible for (and shall have final decision-making authority for) the manufacture of Licensed Compound and Licensed Product for use in the Licensed Field in the Licensed Territory, (iii) notwithstanding the foregoing clauses (i) and (ii), Alder shall use Diligent Efforts to supply to BMS, until June 30, 2011, ALD518 and ALD518 LF Product for use by BMS in those [***] studies and Phase 2 Clinical Trials set forth in the Initial Licensed Field Development Plan, to the extent set forth in Section 6.4, and (iv) the Parties shall discuss through the JMC and JEC the possibility for either Party to otherwise supply to the other Party Licensed Compound and/or Product for the other Party’s needs in connection with the Development of the Product; and

(b) for commercial supply, (i) Alder shall be solely responsible (and shall have final decision-making authority with respect to) the manufacture of Licensed Compound for use in the manufacture of Cancer Product for use in the Cancer Field in the Alder Cancer Territory, and for the manufacture of the Cancer Product for use in the Cancer Field in the Alder Cancer Territory, (ii) BMS shall be solely responsible (and shall have final decision-making authority with respect to) the manufacture of Licensed Compound and Licensed Product for use in the Licensed Field in the Licensed Territory and (iii) in the case where BMS has exercised the Option, BMS shall be solely responsible (and shall have final decision-making authority with respect to) the manufacture of Licensed Compound for use in the manufacture of Co-Developed Product for use in the Cancer Territory, and for the manufacture of the Co-Developed Product for use in the Cancer Territory.

In the case where either Party supplies Licensed Compound and/or Co-Developed Product to the other Party, the Parties shall (x) establish and maintain a Joint Manufacturing Plan as set forth in Section 6.7 and (y) enter into a separate supply agreement (including provisions for forecasting, ordering, delivery and inspection) and a quality agreement, each containing customary provisions for such supply (subject to Section 6.4).

6.2 Coordination of Manufacturing Activities. The Parties shall cooperate with one another and coordinate their efforts through the JMC with respect to the manufacture of Licensed Compound and Co-Developed Product in accordance with this Article 6 and the other terms and conditions of this Agreement. The Parties shall discuss a mutually beneficial arrangement for the harmonized manufacture of Co-Developed Product and Licensed Compound used in the manufacture of Co-Developed Product consistent with the principles set forth in Section 6.1. If either Party makes a change with respect to the manufacture of a Licensed Compound or Product by such Party or on its behalf and such change is reported to a Regulatory Authority, then such Party shall notify the other Party about such change in advance of the date that it reports such change to the applicable Regulatory Authority and shall promptly provide the other Party with a copy of the report filed with such Regulatory Authority with respect to such change.

6.3 Transfer of Manufacturing Technology.

(a) Existing Process. Promptly following the Effective Date, Alder shall transfer to BMS (or a Third Party manufacturer designated by BMS in accordance with Section 6.5) all Alder Know-How and Alder Materials (including without limitation the Master Cell Bank for the expression of ALD518) in AlderHoldings’ or its Affiliate’s possession and Control that are necessary or reasonably useful for BMS or such Third Party manufacturer to replicate the process employed by [***] pursuant to the [***] as of the Effective Date to manufacture ALD518 (such process, the “Existing Process”), to fully enable BMS or its Third Party manufacturer to manufacture ALD518 using the Existing Process and the Master Cell Bank provided by Alder to BMS. Alder shall cooperate with and provide assistance as reasonably requested by BMS in the transfer of such manufacturing technology for the Existing Process to

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BMS or its Third Party manufacturer, and to enable BMS or its Third Party manufacturer to use such manufacturing technology to manufacture ALD518. Subject to Section 6.3(b), upon request by BMS, Alder shall provide to BMS other Alder Material (in addition to the Master Cell Bank as set forth above) in Alder’s possession and Control necessary or useful for BMS to develop and obtain regulatory approval for the process for the manufacture of ALD518.

(b) Future Process.

(i) Alder or BMS may engage a Third Party contractor (the “Third Party Contractor”) to develop or optimize a process for manufacturing ALD518 that is more efficient than the Existing Process (such more efficient process being developed or optimized through the use of such Third Party Contractor being the “Future Process”). As of the Effective Date, Alder has engaged [***] pursuant to the [***] with respect to the optimization of a Future Process for Alder.

(ii) In the case where Alder is the contracting party with such Third Party Contractor, if BMS desires for Alder to (1) transfer to BMS (or a Third Party manufacturer designated by BMS in accordance with Section 6.5) Alder Know-How and/or Alder Materials (including without limitation Master Cell Bank for the expression of ALD518) in AlderHoldings’ or its Affiliate’s possession and Control that are necessary or reasonably useful for BMS or such Third Party manufacturer to use and replicate a particular Future Process to manufacture ALD518 (such Know-How and Materials, the “Alder Future Process Know-How”), for use by BMS as set forth below or (2) to supply to BMS, solely in accordance with Section 6.4(a), ALD518 manufactured through the use of a particular Future Process (such ALD518, “Future Process ALD518”) and Alder agrees to provide such supply to BMS in accordance with Section 6.4(a), BMS shall provide Alder with written notification of such desire and, unless Alder does not agree to supply Future Process ALD518 in accordance with Section 6.4(a), shall reimburse Alder for fifty percent (50%) of all past and future documented out-of-pocket costs and expenses incurred by Alder in connection with the development or optimization of such Future Process by the applicable Third Party Contractor (the “Alder Third Party Contractor Costs”). For purposes of BMS determining whether it desires to use a particular Future Process or to receive pursuant to Section 6.4(a) Future Process ALD518, Alder will disclose to BMS the manufacturing efficiencies obtained using such Future Process, without disclosing sufficient detail for BMS to use such Future Process (except as set forth in this Section 6.3(b)(ii) after BMS agrees to reimburse and share the out-of-pocket costs incurred by Alder as specified in the preceding sentence). In addition, Alder will disclose to BMS the amount of the Alder Third Party Contractor Costs incurred as of that time and the projected future Alder Third Party Contractor Costs. In the case where BMS desires to receive and use the Alder Future Process Know-How or to receive supply of Future Process ALD518 pursuant to Section 6.4(a), the Parties shall agree on a further work plan with the Third Party Contractor and a budget for the projected Alder Third Party Contractor Costs to be incurred by Alder on a going forward basis, provided that if the Parties fail to agree on such work plan and budget, Alder may continue as it may elect at its discretion working independently with the Third Party Contractor without any obligation to provide the applicable Alder Future Process Know-How to BMS or to provide any Future Process ALD518 to BMS. Within [***] of receiving BMS’ notification of its desire to obtain the Alder Future Process Know-How or of the Parties reaching agreement with respect to Alder supplying Future Process ALD518 to BMS pursuant to Section 6.4(a), Alder shall provide BMS with an invoice setting forth the amount equal to 50% of the Alder Third Party Contractor Costs prior to the date of BMS’ notification, and BMS shall pay to Alder such invoiced amount within [***] after receiving such invoice from Alder (the “BMS Initial Payment”). Alder shall transfer to BMS or its Third Party manufacturer (engaged by BMS in accordance with Section 6.5 below) the Alder Future Process Know-How as soon as practicable after BMS the later of: (A) Alder’s receipt of the BMS Initial Payment or (B) BMS’ written request that Alder commence such a transfer. For as long as the Third Party Contractor

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engaged by Alder is developing the Future Process (in accordance with the work plan and budget agreed to between Alder and BMS), within [***] after Alder incurs any Alder Third Party Contractor Costs, Alder shall provide BMS with an invoice for 50% of such Alder Third Party Contractor Costs, and BMS shall pay to AlderHoldings such invoiced amount within [***] after receiving each invoice. From time to time after the initial transfer of Alder Future Process Know-How to BMS, Alder shall transfer to BMS or its Third Party manufacturer (engaged by BMS in accordance with Section 6.5 below), at BMS’ expense, any newly developed Alder Future Process Know-How, so long as BMS complies with its payment obligations in the immediately preceding sentence. BMS shall [***] have the right to use the Alder Future Process Know-How [***] to manufacture and have manufactured through such Third Party manufacturer Licensed Compounds and/or Licensed Products for use [***] and [***], and [***] or [***].

(iii) In the case where BMS is the contracting party with such Third Party Contractor, if Alder desires for BMS to transfer to Alder any Know-How and/or cell line for the manufacture of ALD518 in BMS’ possession and Control that are necessary or reasonably useful for Alder (or its Third Party manufacturer) to use and replicate a particular Future Process to manufacture ALD518 (such Know-How and cell lines, the “BMS Future Process Know-How”), for use by Alder as set forth below, Alder shall provide BMS with written notification of such desire and shall reimburse BMS for [***] of all past and future documented out-of-pocket costs and expenses incurred by BMS in connection with the development of the BMS Future Process Know-How by the Third Party Contractor (the “BMS Third Party Contractor Costs”). For purposes of Alder determining whether it desires to use a particular Future Process, BMS will disclose to Alder the manufacturing efficiencies obtained using such Future Process, without disclosing sufficient detail for Alder to use such Future Process (except as set forth in this Section 6.3(b)(iii) after Alder agrees to reimburse and share the out-of-pocket costs incurred by BMS as specified in the preceding sentence). In addition, BMS will disclose to Alder the amount of the BMS Third Party Contractor Costs incurred as of that time and the projected future BMS Third Party Contractor Costs. In the case where Alder desires to receive and use the BMS Future Process Know-How, the Parties shall agree on a further work plan with the Third Party Contractor and a budget for the projected BMS Third Party Contractor Costs to be incurred by BMS on a going forward basis, provided that if the Parties fail to agree on such work plan and budget, BMS may continue as it may elect at its discretion working independently with the Third Party Contractor without any obligation to provide the applicable BMS Future Process Know-How to Alder. Within [***] of receiving Alder’s notification of its desire to obtain the BMS Future Process Know-How, BMS shall provide Alder with an invoice setting forth the amount equal to [***] of the BMS Third Party Contractor Costs prior to the date of Alder’s notification, and Alder shall pay to BMS such invoiced amount within [***] after receiving such invoice from BMS (the “Alder Initial Payment”). BMS shall transfer to Alder or its Third Party manufacturer the BMS Future Process Know-How as soon as practicable after BMS receives the Alder Initial Payment. Thereafter, for as long as the Third Party Contractor engaged by BMS is developing the Future Process (in accordance with the work plan and budget agreed to between BMS and Alder), BMS shall provide Alder with invoices within [***] after the end of each calendar quarter setting forth the amount equal to [***] of the BMS Third Party Contractor Costs incurred by BMS during the preceding calendar quarter (with the first of such invoice also including the amount equal to [***] of the costs and expenses so incurred by BMS in the calendar quarter during which Alder provided BMS such notification to the extent such amount was not included in the Initial Payment), and Alder shall pay to BMS such invoiced amount within [***] after receiving each invoice. From time to time after the initial transfer of BMS Future Process Know-How to Alder, BMS shall transfer to Alder or its Third Party manufacturer, at Alder’s expense, any newly developed BMS Future Process Know-How, so long as Alder complies with its payment

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obligations in the immediately preceding sentence. Alder shall [***] have the right to use the BMS Future Process Know-How [***] to manufacture and have manufactured ALD518 for use for the manufacture of Cancer Product [***], and [***] or [***].

(c) In the case where BMS selects a Selected LF Backup Compound, Alder shall transfer to BMS (or a Third Party manufacturer designated by BMS in accordance with Section 6.5) all Alder Know-How and Alder Materials (including without limitation one or more production strains for the expression of such Selected LF Backup Compound) in AlderHoldings’ or its Affiliate’s possession and Control that are necessary or reasonably useful for BMS or such Third Party manufacturer to replicate the processes employed by Alder to manufacture such Selected LF Backup Compound, to fully enable BMS or its Third Party manufacturer to manufacture such Selected LF Backup Compound using the production strain for such Selected LF Backup Compound that is provided by Alder to BMS. Alder shall cooperate with and provide assistance as reasonably requested by BMS in the transfer of such manufacturing technology to BMS or its Third Party manufacturer, and to enable BMS or its Third Party manufacturer to use such manufacturing technology to manufacture such Selected LF Backup Compound. Subject to Section 6.3(b), upon request by BMS, Alder shall provide to BMS other Alder Material (in addition to the production strain as set forth above) in AlderHoldings’ or its Affiliate’s possession and Control that is necessary or useful for BMS to develop and obtain regulatory approval for the process for the manufacture of such Selected LF Backup Compound.

(d) In the case where [***] Alder has selected or subsequently selects a Selected Cancer Backup Compound, Alder shall transfer to BMS (or a Third Party manufacturer designated by BMS in accordance with Section 6.5) all Alder Know-How and Alder Materials (including without limitation one or more production strains for the expression of such Selected Cancer Backup Compound) in AlderHoldings’ or its Affiliate’s possession and Control that are necessary or reasonably useful for BMS or such Third Party manufacturer to replicate the processes employed by Alder to manufacture such Selected Cancer Backup Compound, to fully enable BMS or its Third Party manufacturer to manufacture such Selected Cancer Backup Compound using the production strain for such Selected Cancer Backup Compound that is provided by Alder to BMS. Alder shall cooperate with and provide assistance as reasonably requested by BMS in the transfer of such manufacturing technology to BMS or its Third Party manufacturer, and to enable BMS or its Third Party manufacturer to use such manufacturing technology to manufacture such Selected Cancer Backup Compound. Subject to Section 6.3(b), upon request by BMS, Alder shall provide to BMS other Alder Material (in addition to the production strain as set forth above) in AlderHoldings’ or its Affiliate’s possession and Control that is necessary or useful for BMS to develop and obtain regulatory approval for the process for the manufacture of Selected Cancer Backup Compound.

(e) For clarity, nothing in this Section 6.3 shall be construed as requiring Alder or its Affiliates to transfer to BMS any of the Alder Mab Express® Technology except to the extent necessary to use Alder Materials provided by Alder to express ALD518, Selected LF Backup Compound and/or any Backup Compound being evaluated for selection by BMS as a Selected LF Backup Compound (and/or, as applicable in the case where BMS exercises the Option, Selected Cancer Backup Compound). For clarity, nothing in this Section 6.3 shall be construed as requiring Alder or its Affiliates to transfer to BMS any of the Alder ABS Technology.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.4 Clinical Supply of Licensed Compound and Product.

(a) Supply of ALD518 From [***] and [***].

(i) Promptly following the Effective Date the Parties shall establish through the JMC a plan for the manufacture of clinical supply of ALD518 for use in [***] studies and Phase 2 Clinical Trials in each case in connection with the Development of the Product (which [***] studies and Phase 2 Clinical Trials with respect to the Licensed Product are listed in the Initial Licensed Field Development Plan), consistent with the principles set forth in this Section 6.4(a). As of the Effective Date, Alder intends to obtain its supply of ALD518 for use in Phase 2 Clinical Trials of the Cancer Product in the Cancer Field from [***] pursuant to the [***] and is willing to use Diligent Efforts to obtain from [***] pursuant to the [***] supply of some or all of BMS’ requirements for ALD518 from the Effective Date until June 30, 2011 solely for use in the [***] studies and Phase 2 Clinical Trials listed in the Initial Licensed Field Development Plan and solely to the extent that [***] is willing and indicates that it is able to provide, pursuant to the [***] and bearing in mind that lead time will be needed to obtain such supply, the quantities required by BMS on or about the delivery date specified by BMS, taking into account [***]’s ability to supply Alder pursuant to the [***] with ALD518 for use in Phase 2 Clinical Trials of the Cancer Product in the Cancer Field; provided that for the supply during the period from December 31, 2010 to June 30, 2011 (x) the Parties will work together in good faith to attempt to provide BMS with an opportunity to obtain such supply directly from [***] under an agreement between [***] and BMS (as opposed to through Alder under the [***]) and (y) if the direct supply by [***] under clause (x) is not obtained, then ALD518 will continue to be supplied to BMS by Alder pursuant to the [***] as set forth above, except that BMS (1) shall be responsible for providing all personnel for the performance of quality and release procedures, person in plant activities, supply chain management, management of fill and finish, and stability studies, in each case with respect to the supply of ALD518 and (2) shall be responsible for the cost of providing such personnel. BMS shall be solely responsible for obtaining its own supply of ALD518 for use in the [***] and Phase 2 Clinical Trials listed in the Initial Licensed Field Development Plan to the extent that [***] is not willing or indicates that it is not able to provide such supply as described in the previous sentence or to the extent that such supply would be needed after June 30, 2011. BMS shall also be solely responsible for obtaining its own supply of ALD518 for use after June 30, 2011 or for use in other non-clinical studies or Phase 2 Clinical Trials of Licensed Product in the Licensed Field (i.e. those non-clinical studies that are not the [***] studies listed in the Initial Licensed Field Development Plan and those Phase 2 Clinical Trials not listed in the Initial Licensed Field Development Plan) or, after BMS’ exercise of the Option, for use in Clinical Trials of the Cancer Product in the Cancer Field with respect to the Cancer Territory. BMS shall share with Alder its plan for obtaining such supply and provide Alder with a reasonable opportunity to comment thereon. The Parties shall promptly enter into a separate supply agreement and a quality agreement with respect to such supply by Alder to BMS of ALD518 manufactured by [***] pursuant to the [***], provided that: (i) the terms and conditions of such agreements between Alder and BMS shall be consistent with the terms and conditions of the [***] and any and all quality or other agreements with respect thereto; (ii) Alder hereby disclaims any warranty with respect to the quantities of ALD518 so supplied by Alder to BMS, and BMS shall be solely responsible for determining whether such ALD518 meets the acceptance criteria under the [***]; (iii) BMS shall promptly notify Alder if any such ALD518 supplied by Alder to BMS does not meet such acceptance criteria in a manner to allow Alder to reject such ALD518 under the [***]; (iv) Alder shall, at BMS’ reasonable request, enforce the provisions on product warranty and acceptance and rejection under the [***] upon [***] on behalf of BMS for ALD518 supplied by Alder to BMS; and (v) BMS shall pay to Alder a supply price for such clinical supply of ALD518 to BMS by Alder under this Section 6.4(a) equal to Alder’s Manufacturing Cost for such ALD518 supplied to BMS (to be paid in accordance with such supply agreement to be entered into between the Parties, which shall provide for Alder to invoice BMS at the time that Alder receives an invoice from [***] and shall require BMS to pay to AlderHoldings the amount invoiced by Alder within [***] after Alder’s invoice).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) As an alternative or a complement to any ALD518 supplied by Alder pursuant to the [***] as set forth in Section 6.4(a)(i), BMS shall have the right to request to obtain supply of ALD518 manufactured by [***] pursuant to the [***] during part or all of the period from January 1, 2011 until June 30, 2011 (such period, the “[***] Period”), solely for use in the [***] studies and Phase 2 Clinical Trials listed in the Initial Licensed Field Development Plan. Upon such written request, Alder shall use Diligent Efforts to obtain from [***] pursuant to the [***] supply of some or all of BMS’ requirements for ALD518 during the portion of the [***] Period specified in such request (bearing in mind that lead time will be needed to obtain such supply) solely for use in the [***] studies and Phase 2 Clinical Trials listed in the Initial Licensed Field Development Plan and solely to the extent that [***] is willing and indicates that it is able to provide, pursuant to the [***], the quantities required by BMS on or about the delivery date specified by BMS (which delivery dates shall be within such portion of the [***] Period), taking into account [***] ability to supply Alder pursuant to the [***] with ALD518 for use in Clinical Trials of the Cancer Product in the Cancer Field. If BMS makes such request (by providing written notice of such request to Alder), BMS shall then be responsible for making the payments set forth in Section 6.3(b)(ii) (which amount shall not exceed [***] with respect to the Future Process optimized by [***]) and the Alder Future Process Know-How developed by [***] shall be provided to BMS in accordance with Section 6.3(b)(ii). In the event of such election by BMS, the Parties shall enter into a separate supply and quality agreement with respect to such supply that has the terms specified above in Section 6.4(i) as modified to apply to [***] and the [***] rather than [***] and the [***]. For clarity, BMS shall pay to Alder a supply price for such clinical supply of ALD518 to BMS by Alder under this Section 6.4(a)(ii) equal to Alder’s Manufacturing Cost for such ALD518 supplied to BMS.

(b) As of the Effective Date, Alder intends to obtain its supply of Cancer Product comprising ALD518 for use in Phase 2 Clinical Trials in the Cancer Field from [***] pursuant to the [***] and is willing to use Diligent Efforts to obtain from [***] pursuant to the [***] supply of some or all of BMS’ requirements for ALD518 LF Product from the Effective Date until June 30, 2011, solely to the extent that such ALD518 LF Product can be made from ALD518 procured by Alder on BMS’ behalf pursuant to Section 6.4(a), solely for use in the [***] studies and Phase 2 Clinical Trials listed in the Initial Licensed Field Development Plan and solely to the extent that [***] is willing and indicates that it is able to provide, pursuant to the [***], the quantities required by BMS on or about the delivery date specified by BMS, taking into account [***]’s ability to supply Alder pursuant to the [***] with Cancer Product comprising ALD518 for use in Phase 2 Clinical Trials in the Cancer Field. BMS shall be solely responsible for obtaining its own supply of ALD518 LF Product for use in the [***] and Phase 2 Clinical Trials listed in the Initial Licensed Field Development Plan to the extent that [***] is not willing or indicates that it is not able to provide such supply as described in the previous sentence or to the extent that such supply would be needed after June 30, 2011. BMS shall also be solely responsible for obtaining its own supply of Licensed Product for use after June 30, 2011 or for use in other non-clinical studies or Phase 2 Clinical Trials in the Licensed Field (i.e. those non-clinical studies that are not the [***] studies listed in the Initial Licensed Field Development Plan and those Phase 2 Clinical Trials not listed in the Initial Licensed Field Development Plan). After BMS’ exercise of the Option, BMS shall be solely responsible for obtaining its own supply of Co-Developed Product for use in Clinical Trials in the Cancer Field with respect to the Cancer Territory. BMS shall share with Alder its plan for obtaining such supply and provide Alder with a reasonable opportunity to comment thereon. The Parties shall promptly enter into a separate supply agreement and a quality agreement with respect to such supply by Alder to BMS of ALD518 LF Product manufactured by [***] pursuant to the [***], provided that: (i) the terms and conditions of such agreements between Alder and BMS shall be consistent with the terms and conditions of the [***] and any and all quality or other agreements with respect thereto; (ii) Alder hereby disclaims any warranty with respect to the quantities of ALD518 LF Product so supplied by Alder to BMS, and BMS shall be solely responsible for determining whether such ALD518 LF Product meets the acceptance criteria under the [***]; (iii) BMS shall promptly notify Alder if any

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such ALD518 LF Product supplied by Alder to BMS does not meet such acceptance criteria in a manner to allow Alder to reject such ALD518 LF Product under the [***]; (iv) Alder shall, at BMS’ reasonable request, enforce the provisions on product warranty and acceptance and rejection under the [***] upon [***] on behalf of BMS for ALD518 LF Product supplied by Alder to BMS; and (v) BMS shall pay to Alder a supply price for such clinical supply of ALD518 LF Product to BMS by Alder under this Section 6.4(b) equal to Alder’s Manufacturing Cost for such ALD518 LF Product supplied to BMS (to be paid in accordance with such supply agreement to be entered into between the Parties, which shall provide for Alder to invoice BMS at the time that Alder receives an invoice from [***] and shall require BMS to pay to AlderHoldings the amount invoiced by Alder within [***] after Alder’s invoice).

(c) As set forth in Section 6.1, Alder shall be responsible for the manufacture of Licensed Compound (for use in the Co-Developed Product) and Co-Developed Product for use in the U.S. Co-Developed Product Development. For clarity, each Party shall be responsible for the manufacture of Licensed Compound (for use in the Co-Developed Product) and Co-Developed Product for use in any Sole-Funded Study of such Party. In order to facilitate obtaining Regulatory Approval in the Cancer Territory for the Co-Developed Product, it is recognized that it may be desirable for BMS to obtain supply of Licensed Compound (for use in the Co-Developed Product) and Co-Developed Product for Phase 3 Clinical Trials as well as for Commercialization in the Cancer Territory from the same source of supply as that used by Alder for the Alder Cancer Territory (any Third Party that provides such supply to Alder shall be deemed an “Alder Cancer Supplier”). Accordingly, upon request by BMS, Alder shall cooperate with BMS with the objective of facilitating BMS’ entry into a supply agreement with one or more Alder Cancer Suppliers to which BMS would obtain supply of Licensed Compound (for use in the Co-Developed Product) and/or Co-Developed Product for Phase 3 Clinical Trials as well as for Commercialization in the Cancer Territory from such Alder Cancer Supplier; provided however, that Alder shall not be obligated to take any action and BMS shall not take any action that is reasonably likely to have an adverse effect on Alder’s ability to obtain supply of Licensed Compound (for use in the Co-Developed Product) and/or Co-Developed Product for Phase 3 Clinical Trials as well as for Commercialization in the Alder Cancer Territory from any Alder Cancer Supplier.

(d) Except as set forth above in this Section 6.4, each Party shall be responsible for establishing its own source of clinical supply of Licensed Compound and Product for use in the Development of Product in accordance with Section 6.1.

6.5 Third Party Manufacturing.

(a) BMS may exercise any of its manufacturing rights with respect to Licensed Compound and Licensed Product (and Alder may exercise any of its manufacturing rights with respect to Licensed Compound (for use in Cancer Product) and Cancer Product for use in the Cancer Field) through one or more Third Party manufacturers, provided that (a) the Third Party manufacturer undertakes in writing obligations of confidentiality and non-use regarding Confidential Information (including Alder Know-How received by such manufacturer under Section 6.3 above) that are substantially the same as (although may be shorter in duration than, provided that such duration shall not be less than [***] from the effective date of the written obligation) those undertaken by the Parties pursuant to Article 12 hereof and (b) the Third Party manufacturer agrees in writing to assign (or license) all intellectual property with respect to the Product or its manufacture developed in the course of performing any such manufacturing to the Party retaining such Third Party manufacturer.

(b) In the case where Cancer Product is being Developed and/or Commercialized, the Parties shall discuss through the JMC their respective selection of any Third Party manufacturer for Licensed Compound. In addition, in the case where BMS has exercised the Option and Cancer Product is being Developed and/or Commercialized, the Parties shall discuss through the JMC their respective selection of any Third Party manufacturer for Cancer Product.

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6.6 Use of Manufacturing Know-How. BMS and/or its Affiliates and Third Party manufacturer shall use any Alder Know-How transferred pursuant to Section 6.3 in accordance with the licenses granted in Section 7.4 and [***] for the purpose of manufacturing Products for uses permitted under this Agreement [***] (provided however, that, for the avoidance of doubt, such restriction shall not apply to the extent of any applicable exclusions in Article 12).

6.7 Joint Manufacturing Plan. In the case where either Party supplies Licensed Compound and/or Co-Developed Product to the other Party in accordance with Section 6.1, the Parties shall prepare through the JMC a manufacturing plan with respect to such supplied Licensed Compound and/or Co-Developed Product (the “Joint Manufacturing Plan”). As applicable, the then-current Joint Manufacturing Plan shall be updated [***], with the [***] updated Joint Manufacturing Plan being prepared by the JMC no later than two (2) months prior to [***] to which such [***] Joint Manufacturing Plan relates (i.e., [***]). The Joint Manufacturing Plan may be updated or amended more often as the Parties deem appropriate.

6.8 Changes to Production Strains. The Parties recognize that it may be necessary or desirable to make changes with respect to the production strain for a Collaboration Antibody for purposes of complying with any regulatory request or requirement, or for purposes of improving the production of such Collaboration Antibody. In the case where BMS desires that a change be made to the host strain or the expression vector for any production strain for a Collaboration Antibody, BMS shall notify Alder of such desire in writing. As soon as practicable after Alder receives such notification, except as provided in the next sentence, the Parties shall agree through the JMC upon a work plan for such production strain change setting forth the activities, timelines and budget [***] for such work (such work being the “Production Strain Work” and such plan being the “Production Strain Work Plan”). Notwithstanding the foregoing, where BMS proposes that changes be made to the production strain for a Co-Developed Product or Cancer Product, no such changes shall be made unless and until Alder also agrees as to such changes and the Parties agree to such Production Strain Work. As between the Parties, Alder shall be the Party responsible for the conduct of any Production Strain Work. BMS shall reimburse Alder on a rolling calendar quarter basis for Alder’s documented out-of-pocket costs and FTE costs (at the FTE Rate) incurred in the performance of any Production Strain Work in accordance with the applicable Production Strain Work Plan, provided that such out-of-pocket costs and FTE costs (i.e., the level of FTE effort) shall be in accordance with the approved Production Strain Work Plan (or an amendment thereto or as otherwise approved in writing by BMS in advance of being incurred). Any such Production Strain Work shall be overseen by the JMC or a subcommittee of the JMC formed for such purpose. Alder shall transfer to BMS any production strains generated for a Collaboration Antibody, and such production strains shall be deemed Alder Materials for all purposes under this Agreement, for use by BMS solely in accordance with and subject to the terms and conditions of this Agreement.

7. OWNERSHIP OF TECHNOLOGY AND LICENSES

7.1 Ownership of Information and Inventions. Subject to and without limiting this Section 7.1 and Sections 7.2 and 7.3, each Party (in the case of Alder, AlderHoldings) shall own all inventions and Information conceived, discovered, developed or otherwise made solely by or on behalf of it and/or its Affiliates and/or their respective employees agents and independent contractors in the course of conducting its activities under this Agreement (collectively, “Sole Inventions”). Subject to and without limiting Section 7.2 and 7.3, all inventions and Information that are conceived, discovered, developed or otherwise made jointly by employees, Affiliates, agents, or independent contractors of each Party in the course of performing activities under this Agreement (collectively, “Joint Inventions”) shall be owned jointly by the Parties (in the case of Alder, AlderHoldings) in accordance with joint ownership interests of co-inventors under U.S. patent laws (that is, each Party shall have full rights to license, assign and exploit such Joint Inventions (and any patents arising therefrom) anywhere in the world, without any requirement of gaining the consent of, or

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accounting to, the other Party), subject to the licenses granted herein and subject to any other intellectual property held by such other Party. Inventorship shall be determined in accordance with U.S. patent laws. This Agreement shall be understood to be a joint research agreement under 35 U.S.C. §103(c)(3) entered into for the purpose of researching, identifying and developing Licensed Compounds and Products under the terms set forth herein.

7.2 Assignment of Ex-US Core Patents.

(a) Subject to Sections 7.2(c) and 13.9, AlderHoldings agrees to assign, and hereby does assign, one-half (1/2) of its right, title and interest in and to each Ex-US Core Patent to BMS so that, after such assignment, all Ex-US Core Patents shall be jointly owned by AlderHoldings and BMS. Within [***] after the Effective Date, BMS shall provide to AlderHoldings and AlderHoldings shall execute and deliver to BMS, at BMS’ expense, mutually agreed upon documents in the forms required in the applicable jurisdictions in order to perfect the assignment to BMS of the one-half (1/2) interest in and to the Ex-US Core Patents. For any Patents that become Ex-US Core Patents after the Effective Date (i.e., by virtue of being filed after the Effective Date), AlderHoldings shall assign, and hereby does assign effective as of the date that such Patent becomes an Ex-US Core Patent, one half (1/2) of its right, title and interest in and to each such Patents to BMS within [***] after such Patents are deemed to have become Ex-US Core Patents. BMS shall provide to AlderHoldings and AlderHoldings shall execute and deliver to BMS, at BMS’ expense, mutually agreed upon documents in the forms required in the applicable jurisdictions in order to perfect the assignment to BMS of the one-half (1/2) interest in and to any post-Effective Date Ex-US Core Patents. BMS shall be responsible for recording all such assignments and AlderHoldings shall reasonably cooperate, at BMS’ expense, with BMS’ efforts to do so. Notwithstanding such assignment, the Ex-US Core Patents shall remain Alder Patents.

(b) The assignment of Ex-US Core Patents to BMS pursuant to Section 7.2(a) shall in no way alter BMS’ royalty obligations with respect to such Ex-US Core Patents as set forth in this Agreement. An Ex-US Core Patent shall not become a Joint Patent or a BMS Patent by reason of the assignment contemplated by this Section 7.2, and shall at all times remain an Alder Patent which is a Core Patent. In addition, (i) Alder shall have the right to exploit, license and grant a security interest in (in all cases, subject to and without limiting the terms and conditions of this Agreement, including without limitation Alder’s obligations and the rights and licenses granted to BMS under this Agreement, to the extent then in effect) the Ex-US Core Patents without the consent of or a duty of accounting to BMS; (ii) BMS shall not practice the Ex-US Core Patents outside the scope of the licenses granted to BMS in Article 7; (iii) [***]; and (iv) BMS shall not have any rights with respect to the Ex-US Core Patents beyond the scope of the rights conferred pursuant to the licenses granted in Sections 7.4 and 7.9 (after exercise of the Option).

(c) For any Patents that cease to be Ex-US Core Patents at any time during the Term by virtue of an amendment of the claims, BMS shall assign, and hereby does assign effective as of the date that Alder notifies BMS in writing that such Patent is no longer an Ex-US Core Patent, its entire right, title and interest in and to each such Patent to AlderHoldings or AlderHoldings’ designee, and BMS appoints, effective as of the date of such notice from Alder, AlderHoldings as its attorney in fact solely to make such re-assignments and authorizes AlderHoldings to make such re-assignments. In each case, BMS shall execute and deliver to AlderHoldings a deed(s) of such assignment, in a mutually agreeable form, within [***] after the date such Patent ceased to be a Ex-US Core Patent. AlderHoldings shall be responsible for recording all such assignments and BMS and its successors and assigns shall (a) reasonably cooperate with AlderHoldings’ efforts to do so, including satisfying the assignment and recording requirements of relevant patent offices and (b) reimburse AlderHoldings for all expenses incurred by Alder in connection with this Section 7.2(c). In addition, BMS hereby grants Alder an exclusive, fully sublicensable license under its interest in each such former Ex-US Core Patent during the period from the date such Patent ceased to be a Ex-US Core Patent until such former Ex-US Core Patent is actually re-assigned to AlderHoldings.

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7.3 Security Interest in US Core Patents.

(a) Subject to Section 7.3(g), AlderHoldings hereby grants to BMS a first priority security interest and lien in and to each US Core Patent (the “Alder Collateral”) to secure the Alder Obligations. AlderHoldings hereby authorizes BMS to file financing statements, amendments, applications for registration, or other forms under the Uniform Commercial Code (“UCC”) or other Applicable Law describing the Alder Collateral and BMS’ security interest and lien therein and thereto. BMS shall be responsible at its sole expense for perfecting such security interest and lien and AlderHoldings shall reasonably cooperate, at BMS’ expense, with BMS’ efforts to do so.

(b) “Alder Obligations” shall mean any obligations of Alder pursuant to Section 11.1(a) and this Section 7.3. The occurrence of any of the following will be an “Alder Event of Default”: (i) any material default by Alder any Alder Obligations, but subject to the cure period in Section 13.3 and the dispute resolution process in Article 16, or (ii) the cessation of AlderBio’s business operations, the insolvency of AlderBio, and/or the institution by or against AlderBio of any proceeding under Title 11 (and in the case of any proceeding under Title 11 instituted against AlderBio, is not dismissed or stayed within [***]).

(c) Upon the occurrence of any Alder Event of Default and during any continuance thereof, BMS will have, in addition to all of the rights and remedies at law or in equity, the remedies of a secured party under the applicable UCC or other Applicable Law with respect to the Alder Collateral. Without limiting the generality of the foregoing, upon the occurrence of any Alder Event of Default and during any continuance thereof, BMS is specifically entitled, at its option, to foreclose upon, possess, retain, and own all right, title and interest in and with respect to all or any portion of the Alder Collateral. Alder acknowledges that BMS’ giving [***] notice is reasonable in any circumstances where BMS may be required by law to give Alder notice of any exercise of remedies with respect to the Alder Collateral pursuant to this Section 7.3. All the rights, privileges, powers and remedies of BMS are cumulative.

(d) [***], AlderHoldings will [***] or [***] any [***] or [***] in the [***] other than [***]. In addition, AlderHoldings shall not [***] of any [***] other than to [***];[***] only if [***]. For clarity, this Section 7.3 shall not limit Alder’s right to (1) exploit the [***] without a duty of accounting to BMS, or (2) grant licenses [***] in the Cancer Field without the consent of BMS; in each case subject to and without limiting the other terms and conditions of this Agreement. BMS acknowledges and agrees that any exercise of its remedies hereunder with respect to the Alder Collateral shall be made expressly subject to the rights of any licensee of the Alder Collateral in the Cancer Field.

(e) [***], AlderHoldings may grant junior security interest(s) in the Alder Collateral in connection with the issuance to Alder of one or more loan in an aggregate amount not to exceed $[***], provided that any such junior lien and any obligations secured thereby must be expressly subordinated to BMS’ lien and the Alder Obligations pursuant to an intercreditor and subordination agreement between BMS and the holder(s) of such junior security interest(s) that is in form and substance reasonably acceptable to BMS. Any such junior security interest shall be subject to and shall not limit the other terms and conditions of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f) The security interest granted pursuant to this Section 7.3, and any assignment of US Core Patents to BMS upon the exercise of its remedies hereunder, shall in no way alter BMS’ royalty obligations with respect to such US Core Patents as set forth in this Agreement.

(g) Lien Termination. BMS’ security interest in the Alder Collateral shall automatically terminate upon the first to occur of the following: (i) termination of this Agreement or (ii) the [***] during which Alder and its Affiliates have recorded [***]. Upon such termination of BMS’ security interest, BMS shall promptly sign all documents reasonably necessary or useful to document that BMS no longer has any security interest in the Alder Collateral, shall cooperate with AlderHoldings to record the release and termination of such security interests, and shall reimburse AlderHoldings for all expenses incurred by Alder in connection with this Section 7.3(g). In the event BMS fails to sign and record such release and termination, BMS appoints AlderHoldings its attorney in fact to sign and record such release and termination and authorizes AlderHoldings to sign and record such release and termination. Alder’s foregoing appointment as BMS’ attorney in fact, coupled with an interest, is irrevocable.

7.4 Licenses to BMS. Subject to the terms and conditions of this Agreement, AlderHoldings hereby grants to BMS:

(i) an [***] license, with the right to grant sublicenses in accordance with Section 7.5, under the Alder Technology to research, develop, make, [***] use, sell, offer for sale, export and import (including without limitation the [***] right to Develop and Commercialize) Licensed Products for the Licensed Field in the Licensed Territory;

(ii) an [***] license, with the right to grant sublicenses in accordance with Section 7.5, under the Alder Technology to develop, make [***] use, sell to its Affiliates and Sublicensees, offer for sale to its Affiliates and Sublicensees, export and import Licensed Compounds (other than any Selected Cancer Backup Compounds) for use in Licensed Products for the Licensed Field in the Licensed Territory; and

(iii) an [***] license, with the right to grant sublicenses in accordance with Section 7.5, under the Alder Mab Xpress® Technology, to use the Alder Materials to make [***] ALD518 and Selected LF Backup Compounds for use in Licensed Products for the Licensed Field in the Licensed Territory and to use, sell, offer for sale, export and import such Licensed Products in the Licensed Field in the Licensed Territory.

For clarity, no rights or licenses are granted to BMS under this Section 7.4 or otherwise under this Agreement to use the Alder ABS Technology for any purpose.

For avoidance of doubt [***] licenses granted to BMS under this Section 7.4 [***]. For the further avoidance of doubt, notwithstanding the inclusion of Combination Products in the scope of Licensed Products, the licenses granted to BMS under this Section 7.4 shall not include any rights for BMS to research, Develop, make, have made, use, sell, offer for sale, otherwise Commercialize or import any proprietary compound of Alder (including any proprietary compound which Alder licenses to a Third Party) that is not a Licensed Compound or that is a Selected Cancer Backup Compound. The licenses granted to BMS under this Section 7.4 include a license to BMS to prosecute, maintain, defend and enforce the Alder Patents solely as set forth in Article 9. For clarity but without limiting Section 9.4, BMS does not have any right to prosecute, maintain, defend and enforce any claims in a Patent that claims the Alder Background Technology nor does it have any right to take any action (including without limitation the filing of any claim or suit) with respect to any misappropriation of the Alder Background Technology.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.5 Sublicensing by BMS.

(a) BMS shall have the right to sublicense any of the license rights granted to it under Section 7.4 and/or the license rights granted to it under Section 7.9 (but in the case of the license rights granted under Section 7.9, only after BMS exercises the Option), to any of its Affiliates and/or any Third Parties, provided that: (i) BMS shall [***], (ii) BMS shall cause such Affiliate, and such Sublicensee shall agree in writing, to be bound by and subject to all applicable terms and conditions of this Agreement in the same manner and to the same extent as BMS is bound thereby, and (iii) BMS shall remain responsible for the performance of this Agreement by such Affiliates and Sublicensees. In addition, the rights granted to BMS under Section 7.4 may be sublicensed or extended by BMS to Third Party contractors solely for purposes of having activities performed by such Third Party contractor on BMS’ (or its Affiliate’s or Sublicensee’s) behalf for the Development and/or Commercialization of Licensed Compound and/or Licensed Product, so long as BMS remains responsible for the performance of such activities by such contractors.

(b) In the case where BMS enters into a sublicense agreement with its Affiliate or Sublicensee pursuant to Section 7.5(a), BMS shall include in such sublicense agreement provisions such that (i) Alder shall have the same rights and license to all inventions and Information generated by such Affiliate or Third Party licensee to the same extent as if such invention or Information was generated by BMS and (ii) BMS (through such Affiliate or Sublicensee) can fully perform all of its obligations under this Agreement in the same manner and to the same extent as would be required if BMS performed the Development and Commercialization of Licensed Product rather than such Affiliate or Third Party licensee. In accordance with the foregoing, any such sublicense agreement shall include provisions requiring any such Affiliate or Third Party sublicensee to be bound by and subject to all applicable terms and conditions of this Agreement in the same manner and to the same extent as BMS.

7.6 Restriction With Respect to Selected Backup Compounds. Alder covenants (i) that it shall not Develop or Commercialize any Cancer Product for the Cancer Field containing a Selected LF Backup Compound, and that it shall not grant or otherwise transfer any rights to any Third Party to Develop or Commercialize any Cancer Product for the Cancer Field containing a Selected LF Backup Compound, without the prior written agreement of BMS and (ii) that it shall not Develop or Commercialize any product containing a Selected Cancer Backup Compound for use in the Licensed Field, and that it shall not grant or otherwise transfer any rights to any Third Party to Develop or Commercialize any product containing a Selected Cancer Backup Compound for use in the Licensed Field. BMS covenants (x) that it shall not Develop or Commercialize any Licensed Product for the Licensed Field containing a Selected Cancer Backup Compound, and that it shall not grant or otherwise transfer any rights to any Third Party to Develop or Commercialize any Licensed Product for the Licensed Field containing a Selected Cancer Backup Compound, without the prior written agreement of Alder and (y) that it shall not Develop or Commercialize any product containing a Selected LF Backup Compound for use in the Cancer Field, and that it shall not grant or otherwise transfer any rights to any Third Party to Develop or Commercialize any product containing a Selected LF Backup Compound for use in the Cancer Field.

7.7 Alder Retained Rights. Subject to and without limiting the terms and conditions of this Agreement, AlderHoldings retains (a) all rights to the Licensed Products and Cancer Products that are not expressly granted to BMS under this Agreement, including without limitation the exclusive right under the Alder Technology to research, develop, make, have made, use, sell, offer for sale, export and import (including without limitation the exclusive right to Develop and Commercialize) Cancer Product for the Cancer Field in the Alder Cancer Territory and (b) all rights to perform its obligations under this Agreement, including the rights to engage subcontractors in accordance with Section 3.12, 6.3 and 6.4 and to grant appropriate licenses under the Alder Technology and Alder Mab Xpress® Technology to such subcontractors.

7.8 Licenses to Alder. Subject to the terms and conditions of this Agreement, BMS hereby grants to AlderHoldings and its Affiliates a [***] license, with the right to grant sublicenses subject to Section 7.11, under the BMS Technology to research, develop, make, have made, use, sell, offer for sale,

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export and import Cancer Product for the Cancer Field in the Alder Cancer Territory. For clarity, the foregoing license shall not include any rights for Alder to research, develop, make, have made, use, sell, offer for sale, export or import any proprietary compound of BMS other than a Selected Cancer Backup Compound arising from a BMS Optimization Program. Subject to the terms and conditions of this Agreement, BMS hereby grants to AlderHoldings and its Affiliates a [***] license, with the right to grant sublicenses, to use and practice under for any purpose any BMS Improvement. The BMS Technology licensed to AlderHoldings and its Affiliates under this Section 7.8 shall not include any Patent that is licensed to BMS and/or its Affiliates by a Third Party under a license agreement unless (1) AlderHoldings agrees in writing (after being notified by BMS with respect to the substantive terms of the Third Party license agreement) that such licensed Patent is to being included in the definition of BMS Technology for purposes of being licensed to AlderHoldings and its Affiliates under this Section 7.8 and (2) AlderHoldings assumes (i) all payment obligations pursuant to such license agreement that are applicable to the Development or Commercialization of Cancer Product in the Cancer Field in the Alder Cancer Territory and (ii) other obligations of such license agreement that are applicable to sublicensees thereunder.

7.9 BMS Option for Cancer Field. Subject to the terms and conditions of this Agreement, AlderHoldings hereby grants to BMS [***] option (the “Option”) to obtain the licenses set forth below, which Option shall expire [***]. BMS has the right to exercise such Option by, at any time prior to [***], providing written notification to Alder and paying the payment due (if any) pursuant to Section 8.1(c). AlderHoldings hereby grants to BMS the following, effective upon such exercise, and subject to the terms and conditions of this Agreement:

(a) a [***] license, with the right to grant sublicenses in accordance with Section 7.5, under the Alder Technology to co-Develop (together with AlderHoldings) Co-Developed Product in the Cancer Field, provided that (i) Alder shall have the [***] right [***] to file, obtain approvals for and hold Regulatory Materials for Co-Developed Product for the Cancer Field in the Alder Cancer Territory and (ii) BMS shall have the [***] right [***] to file, obtain approvals for and hold Regulatory Materials for Co-Developed Product for the Cancer Field in the Cancer Territory;

(b) [***] license, with the right to grant sublicenses in accordance with Section 7.5, under the Alder Technology to sell, offer for sale and otherwise Commercialize Co-Developed Product for the Cancer Field in the Cancer Territory;

(c) [***] license, with the right to grant sublicenses in accordance with Section 7.5, under the Alder Technology to make, have made, export and import (i) Co-Developed Product for sale in the Cancer Field in the Cancer Territory and (ii) ALD518 and/or Selected Cancer Backup Compound for use in Co-Developed Product for sale in the Cancer Field in the Cancer Territory; and

(d) [***] license, with the right to grant sublicenses in accordance with Section 7.5, under the Alder Mab Xpress® Technology, to use the Alder Materials to make and have made ALD518 and Selected Cancer Backup Compounds for use in Co-Developed Product for the Cancer Field in the Cancer Territory.

For clarity, no rights or licenses are granted to BMS under this Section 7.9 to use the Alder ABS Technology for any purpose.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

For avoidance of doubt [***] licenses granted to BMS under this Section 7.9 [***]. For the further avoidance of doubt, the licenses granted to BMS under this Section 7.9 shall not include [***] [***]. The licenses granted to BMS under this Section 7.9 include a license to BMS to prosecute, maintain, defend and enforce the Alder Patents solely as set forth in Article 9. For clarity but without limiting Section 9.4, BMS does not have any right to prosecute, maintain, defend and enforce any claims of a Patent that claims the Alder Background Technology nor does it have any right to take any action (including without limitation the filing of any claim or suit) with respect to any misappropriation of the Alder Background Technology.

7.10 BMS Rights of Negotiation for Cancer Field.

(a) [***], AlderHoldings shall not seek to enter into and shall not enter into a License with a Third Party.

(b) [***], if BMS has exercised the Option and for so long as the licenses granted to BMS under Section 7.9 remain effective, in the event that AlderHoldings decides to pursue entering into a License, AlderHoldings shall follow the procedures set forth in Exhibit E, including notifying BMS in writing of such decision.

(c) [***], if BMS does not exercise the Option, and in the event that AlderHoldings decides to pursue entering into a License, AlderHoldings shall have the right to negotiate and enter into a License with one or more Third Parties without an obligation to negotiate with BMS with respect to such License; provided that if Alder generates or has generated on its behalf New Material Data (as defined below) for the Cancer Product in the Cancer Field, and if after such time Alder has not then entered into a License with a Third Party (and AlderHoldings desires to enter into a License agreement), AlderHoldings shall so notify BMS, and upon written notice from BMS of its interest to do so, within [***] of such AlderHoldings notice, the Parties will enter into good faith negotiations regarding the terms of and enter into an agreement pursuant to which AlderHoldings would enter into a License with BMS. It is understood that Alder may, contemporaneously with such negotiations with BMS, negotiate with one or more Third Parties with respect to a License. If BMS does not provide such written notice to AlderHoldings with such [***] period or if BMS provides such written election within such [***] period but the Parties do not agree on terms of and enter into the applicable License then AlderHoldings shall have the right to enter into a License with one or more Third Parties and shall not have any further obligation to negotiate with BMS with respect to a License. “New Material Data” means any results from any significant clinical studies of the Cancer Product in the Cancer Field in the Alder Cancer Territory, which results are generated by or on behalf of AlderHoldings or its Affiliates after the provision of and not included within, the data package supplied to BMS [***], in conjunction with its determination of whether or not to exercise the Option.

7.11 License to Third Party by Alder for Cancer Field. Subject to the other terms and conditions of this Agreement (including without limitation Section 7.10), in the case where AlderHoldings enters into a License with a Third Party, AlderHoldings shall include in such License agreement provisions such that (i) BMS shall have the same rights and license under this Agreement to all Information, Patent and other intellectual property rights generated by such Third Party licensee to the same extent as if such Information, Patent and other intellectual property rights were generated by AlderHoldings or its Affiliate and (ii) AlderHoldings (through such Third Party licensee) can fully perform all of its obligations under this Agreement in the same manner and to the same extent as would be required if Alder performed the development and commercialization of the Cancer Product rather than such Third Party licensee. In accordance with the foregoing, any such License agreement shall include provisions requiring any such Third Party licensee to be bound by and subject to all applicable terms and conditions of this Agreement in the same manner and to the same extent as Alder.

7.12 Third Party Licenses. The licenses granted to BMS in Sections 7.4 and 7.9 shall only be expanded to include sublicenses under intellectual property licensed to AlderHoldings by a Third Party after the Effective Date, and the license agreement under which such intellectual property is licensed to AlderHoldings shall only be deemed to be a “Third Party License”, if:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(a) AlderHoldings discloses the substantive terms of such agreement to BMS for review a reasonable amount of time in advance of AlderHoldings’ anticipated entry into such a license agreement (which AlderHoldings hereby covenants to do); and

(b) BMS provides AlderHoldings with written notice, prior to AlderHoldings’ entry into such license agreement, in which (1) BMS consents to such license agreement being included in the definition of Third Party License, (2) BMS assumes (i) all payment obligations pursuant to such license agreement that are applicable to the Development or Commercialization of Licensed Product in the Licensed Field in the Licensed Territory or Cancer Product in the Cancer Field in the Cancer Territory and (ii) other obligations of such license agreement that are applicable to sublicensees thereunder, and (3) BMS acknowledges in writing that its sublicense under such license agreement is subject to the terms and conditions of such license agreement.

Any such written notice under Section 7.12(b) shall be based on and subject to (and shall only be effective upon) BMS’ review of the final version of the applicable Third Party license agreement (i.e., the version that is executed by Alder and the Third Party). For avoidance of doubt, under any such Third Party License Alder shall be permitted to sublicense the licensed intellectual property and transfer any licensed technology (including materials) to BMS for use by BMS under this Agreement.

7.13 Use of Alder Materials by BMS. The Alder Materials transferred to BMS under this Agreement (pursuant to Section 2.11, 3.3, 6.3 and 6.8), and any derivatives, parts or progeny thereof, shall only be used for purposes of the Development and Commercialization of ALD518, ALD518 LF Product, Selected LF Backup Compound and/or Licensed Product containing such Selected LF Backup Compound, and, if BMS exercises the Option, Co-Developed Product and/or any Selected Cancer Backup Compound, in all cases in accordance with and subject to the rights and licenses granted to BMS under this Agreement, and for no other purpose. BMS shall not transfer the Alder Materials (and any derivatives, parts or progeny thereof) to any Third Party, other than: (i) a Sublicensee (subject to all the terms and conditions of this Agreement) or (ii) a Third Party contractor or collaborator performing services (including without limitation manufacturing) on behalf of BMS or its Affiliates or Sublicensee in support of the permitted purposes set forth above under this Section 7.13, provided that such Third Party shall be subject to written obligations to BMS or its Affiliates or Sublicensee restricting the use and further transfer of such Alder Material (and any derivatives, parts or progeny thereof) by such Third Party contractor or collaborator. For avoidance of doubt, in no event will the Alder Materials (or any derivatives, parts or progeny thereof) be used by BMS for the expression of any protein other than a Collaboration Antibody. BMS and its Affiliates, Sublicensees and Third Party contractors shall not make any derivatives of any Alder Materials except for the sole purpose of the Development of the corresponding Collaboration Antibody and/or Commercialization of the Licensed Product containing such Collaboration Antibody or, in the case where BMS has exercised the Option, of the Co-Developed Product containing such Collaboration Antibody. Except and unless the Parties otherwise agree in writing, BMS shall not make any changes to the host strain or the expression vector for any production strains for the Collaboration Antibodies. In the case where BMS desires to make any change to the host strain or the expression vector for any production strain for a Collaboration Antibody, any such changes will be made only as set forth in Section 6.8.

7.14 Restriction on Licensing of BMS Improvement by BMS. Subject to and without limiting BMS’ other obligations under this Agreement, including but not limited to Article 12 and the restrictions and limitations on BMS’ right to use the Alder Background Technology under this Agreement, BMS agrees that it shall not grant a license to any Third Party under a BMS Improvement [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8. PAYMENTS

8.1 Upfront Payment and Option Payment.

(a) Upfront Payment. In consideration for the licenses granted by AlderHoldings to BMS hereunder and Alder’s obligations hereunder to provide technology transfer and clinical supplies to BMS, BMS shall pay AlderHoldings a signing payment of [***]. Such payment shall be noncreditable and nonrefundable.

(b) Initial Option Payment. BMS shall pay AlderHoldings a license fee of [***], in consideration for the Option under Section 7.9 and BMS’ right of negotiation under Section 7.10 with respect to the Cancer Field. Such payment shall be noncreditable and nonrefundable.

(c) Subsequent Option Payment. [***] following the exercise of the Option by BMS, to the extent that the amount of the Alder Development Costs exceed [***], BMS shall pay to AlderHoldings [***] of such amount in excess of [***]. In the case where the Alder Development Costs exceed [***], AlderHoldings shall provide to BMS written notice of the amount of the Alder Development Costs on or before the Triggering Event. Following such notice, upon request by BMS, AlderHoldings shall promptly provide BMS with copies and/or access to documentation and records supporting the determination of such Alder Development Costs for review by BMS. “Alder Development Costs” means the reasonably documented FTE and direct out-of-pocket Development costs incurred by Alder during the period from the Effective Date to the date of BMS’ exercise of the Option that are directly related or reasonably allocable to the Development of the Cancer Product in the Cancer Field, calculated using the same principles as are used for Cancer Development Costs [***]. Alder shall provide BMS in writing Alder’s good faith estimate of the expected Alder Development Costs based on information then-available to Alder when it provides to BMS the data package referenced in clause (iii) of the Triggering Event definition in Article 1.

8.2 Reconciliation/Reimbursement of Cancer Development Costs. This Section 8.2 shall only apply in the case where BMS has exercised the Option. Within [***] after the end of each [***] during the Term, each Party shall submit to a finance representative of the other Party that is designated by such other Party (each such finance representative, the “Finance Contact”) a report that sets forth the Cancer Development Costs it incurred in such [***] and provides the other information described in Section 3.7(e)(ii). Additionally, within [***] after the end of each [***] during the Term, each Party shall provide the other Party with a preliminary, good faith estimate of its Cancer Development Costs that will be included in such report. If requested by either Party, any invoices or other supporting documentation for any payments to a Third Party that individually exceed $[***] shall be promptly provided. Within [***] after receipt of such reports, the Finance Contacts shall confer and agree on whether a reconciliation payment is due from one Party to the other, and if so, the amount of such reconciliation payment, so that the Parties share Cancer Development Costs in accordance with Section 3.7(a). The Party required to pay such reconciliation payment shall submit such payment to the other Party (in the case of Alder, AlderHoldings) within [***] after the Finance Contacts confer and agree with respect to such reconciliation payment.

8.3 Development Milestone Payments for Licensed Product in the Licensed Field.

(a) BMS shall pay to AlderHoldings the milestone payments set forth in Table 1 within [***] of the first achievement of the specified milestone event by BMS, its Sublicensees or their Affiliates for each Licensed Product in the Licensed Field, provided that (i) the payment amounts set forth in Table 1 shall only apply to an ALD518 LF Product, (ii) for any Licensed Product that is not an ALD518 LF Product

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the milestone amount payable shall be [***] in the case where BLA Approval has been obtained or is still being pursued for the ALD518 LF Product at the time that such milestone event is achieved, and shall be [***] in the case where Development of ALD518 LF Product is discontinued before such milestone event is achieved and (iii) the payment amounts set forth in Table 1 shall be subject to Sections 8.3(b) and 8.3(c). For clarity, the milestone payments under this Section 8.3 shall not apply to Cancer Product in the Cancer Field.

Table 1

Event Column	Column 1	Column 2	Column 3
Milestone Event for Licensed Product other than Cancer Product	Milestone Payment For [***]	Milestone Payment for [***]	Milestone Payment for [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Initiation of Phase 3 Clinical Trial	$40 million	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

(b) For clarity, (i) the milestone payment payable under Column 1 applies with respect to the first [***] for which the milestone event is achieved, regardless whether such [***] is the same as or different from the [***] for which any previous milestone event under Column 1 was achieved and (ii) the identity of the [***] and [***] shall be separately determined for each milestone event and each Licensed Product based solely upon the order in which such milestone event is achieved for such Licensed Product. For example, if with respect to a particular Licensed Product, the [***] is for [***], the [***] is for [***], the [***] is for [***], the [***] is for [***] and the [***] is for [***], then for such Licensed Product, [***] is the [***] for the [***] milestone, [***] is the [***] for the [***] milestone and the [***] for [***] milestone, and [***] is the [***] for the [***] milestone. Also, for clarity, subject to Section 8.3(c), each milestone payment under Column 1, Column 2 and Column 3 shall be payable up to a maximum of one-time for each Licensed Product and, solely for the purposes of this Section 8.3, a Licensed Product shall be considered a different Licensed Product for which a separate set of milestone payments is due only if [***].

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(c) The timing for certain milestone payments pursuant to this Section 8.3 shall be as follows.

(i) With respect to each milestone event set forth in the Event Column in Section 8.3(a), when such milestone is achieved for the first time (whether under Column 1 or Column 2), the milestone payment that corresponds to such milestone event and for the [***] for which such milestone has been achieved shall be due in full at the time such milestone is achieved.

(ii) With respect to each milestone event set forth in the Event Column in Section 8.3(a), when such milestone is achieved for the second time or the third time under [***], the milestone payment shall be payable as follows: if at the time of the achievement of such milestone, BMS (and/or any of its Affiliates or Sublicensees) has not obtained any U.S. BLA or MAA Approval with respect to any Licensed Product for any indication in the Licensed Field, then [***] of the milestone payment amount for the achievement of such milestone event for [***] shall be due from BMS at the time such milestone is achieved, and the payment of the remaining [***] of such milestone payment shall be deferred and due from BMS at the time BMS (or any of its Affiliates or Sublicensees) obtains BLA or MAA Approval with respect to any Licensed Product for any indication in the Licensed Field. Notwithstanding the foregoing, in the event the indication for which such milestone has been achieved for such second or third time is the [***], then the milestone payment as set forth in Section 8.3(a) above shall be due in full at the time such milestone is achieved, and the deferral mechanism set forth in this Section 8.3(c)(ii) shall not apply.

(iii) If Development is discontinued for the most advanced Development program for [***] before BLA or MAA Approval is obtained for that indication and at a time when no Licensed Product has received BLA or MAA Approval for any indication in the Licensed Field, then (x) BMS shall pay [***] deferred milestone payment amounts for the next most advanced Development program that is then being continued, which shall be paid after the next milestone event is achieved after such discontinuation (with the milestone payment for such milestone) and (y) all milestone payments for milestone events achieved after such discontinuation, for such next most advanced Development program, shall be paid in full without any [***] deferral. For example, should Development of Licensed Products be terminated with respect to all RA Indication, and if as of such time, milestones for the [***] and [***] have been achieved in [***] and the Development program for [***] is then being actively continued, then upon achievement of the acceptance of BLA filing milestone [***], BMS shall pay the $[***] in milestone payment amounts for [***] that had previously been deferred and shall in addition pay the full $[***] milestone payment within [***] of such acceptance.

(iv) Notwithstanding the foregoing, in the case where Development of the ALD518 LF Product is discontinued before BLA or MAA Approval is obtained and BMS (or any of its Affiliates or Sublicensees) Develop a Licensed Product containing a different Licensed Compound (i.e., a Selected LF Backup Compound), then [***] milestone payments will be payable upon achievement of a milestone event which was previously achieved by ALD518 LF Product (and for which a milestone payment was previously paid).

8.4 Development Milestone Payments for Cancer Product in the Cancer Field. In the case where BMS has exercised the Option, the following milestone payments are payable one time by BMS to AlderHoldings [***] of the first achievement of the specified milestone event by BMS, its Sublicensees or their Affiliates for a Cancer Product in the Cancer Field.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Milestone Event for Cancer Product in Cancer Field	Milestone Payment for [***]	Milestone Payment for [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

For clarity the identity of the [***] and the [***] shall be separately determined for each milestone event based solely upon the order in which such milestone event is achieved. For example, in the case where the [***] is for [***], the [***] is for [***], the [***] is for [***] and the [***] is for [***], then [***] is the [***] for [***] and the [***], and [***] is the [***] for the [***] and the [***].

8.5 Sales Milestone Payments.

(a) The sales milestone payments indicated below shall be payable by BMS to AlderHoldings when the aggregate, combined annual Net Sales of all Licensed Product in the Licensed Territory and annual Net Sales of Co-Developed Product in the Cancer Territory by BMS, its Sublicensees and their Affiliates for a given Calendar Year period first reach or exceed the Net Sales threshold amounts set forth below; provided that the $[***] milestone payment shall be payable in 2 equal installments, with the first $[***] installment being payable when the applicable Net Sales for a given Calendar Year period first reach or exceed $[***] and the second $[***] installment being payable (and would only be payable) when the applicable Net Sales next reach or exceed $[***] for a subsequent Calendar Year period (i.e., subsequent to the Calendar Year in which the $[***] Net Sales threshold is first reached or exceeded).

Aggregate annual Net Sales of Licensed Product first reach:	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]

(b) The above milestone payments under this Section 8.5 are payable one time, such that the maximum payable under this Section 8.5 is $500 million. The above sales milestone payments shall be paid within [***] following the end of the Calendar Year in which the Net Sales threshold is achieved.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.6 Royalty Payments to AlderHoldings.

(a) General. Subject to the other provisions of this Article 8, BMS shall pay to AlderHoldings royalties based on the Net Sales of each Licensed Product during the applicable Royalty Term for such Licensed Product. The royalty payable with respect to each particular Licensed Product shall be based on the level of aggregate annual Net Sales of such Licensed Product in the Licensed Territory (or, as applicable, each Co-Developed Product in the Cancer Territory) in a given Calendar Year period by BMS, its Affiliates and Sublicensees, with the royalty rate tiered based upon the level of such aggregate worldwide Net Sales in such Calendar Year period. Royalties shall be calculated by multiplying the applicable royalty rates by the corresponding amount of the portion of Net Sales within each of the Net Sales tiers during such Calendar Year as set forth below. For the purposes of Section 8.6(b) all Licensed Products that contain the same Licensed Compound shall be considered the same Licensed Product and sales of such Licensed Products shall be aggregated for the purpose of determining Net Sales. For the purposes of Section 8.6(c) all Co-Developed Products that contain the same Licensed Compound shall be considered the same Co-Developed Product and sales of such Co-Developed Products shall be aggregated for the purpose of determining Net Sales.

(b) Royalty on Licensed Products in the Licensed Field. BMS will pay to AlderHoldings a royalty on Net Sales of Licensed Products (but excluding the Cancer Product in the Cancer Field) by BMS, its Affiliates and Sublicensees in the Licensed Territory based on the Net Sales tiers and royalty rates as set forth in the table below (the “Base Royalty Rate”) (subject to any offsets or reductions set forth below in this Section 8.6), provided however, that (i) in the case of a Licensed Product that is not an ALD518 LF Product, the applicable Base Royalty Rates shall be reduced to be [***] of the royalty rates listed below and (ii) for any period during the Royalty Term that the Licensed Product is not Covered by an Alder Patent or a Joint Patent and is only Covered by a BMS Patent claiming a Sole Invention, the applicable Base Royalty Rates shall be reduced to be [***] of the royalty rates listed below.

Annual Net Sales in the Licensed Territory (Determined Separately for Each Licensed Product)	Base Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

By way of example, if the aggregate Net Sales of an ALD518 LF Product in the Licensed Territory in a particular Calendar Year is $2.7 billion, the amount of royalties payable hereunder shall be calculated as follows (subject to any applicable reductions under this Section 8.6): [***].

(c) Royalty on Cancer Product in the Cancer Field. BMS will pay to AlderHoldings a royalty on Net Sales of Cancer Product by BMS, its Affiliates and Sublicensees in the Cancer Territory based on the Net Sales tiers and Base Royalty Rates as set forth in the table below (subject to any offsets or reductions set forth below in this Section 8.6), provided however, that (i) in the case of a Cancer Product that is not an ALD518 LF Product, the applicable Base Royalty Rates shall be reduced to be [***] of the royalty rates listed below and (ii) for any period during the Royalty Term that the Cancer Product is not Covered by an Alder Patent or a Joint Patent and is only Covered by a BMS Patent claiming a Sole Invention, the applicable Base Royalty Rates shall be reduced to be [***] of the royalty rates listed below.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annual Net Sales in the Cancer Territory (Determined Separately for Each Cancer Product)	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

By way of example, if the aggregate Net Sales of a Cancer Product that is an ALD518 LF Product in the Cancer Territory in a particular Calendar Year is $1.7 billion, the amount of royalties payable hereunder shall be calculated as follows (subject to any applicable reductions under this Section 8.6): [***].

(d) Third Party Payments.

(i) AlderHoldings shall bear and shall be responsible for the payment of all payment obligations to any Third Parties with respect to licenses obtained by AlderHoldings prior to the Effective Date with respect to Third Party intellectual property pertaining to the Development and/or Commercialization of Licensed Products (including without limitation any license fees and royalty payments arising based on BMS’ Commercialization of Licensed Compound or Licensed Product), provided that such payments that are Cancer Development Costs are subject to sharing between the Parties in accordance with Section 3.7. In addition, for clarity, it is understood that (1) for the supply to BMS of Licensed Compound and/or Co-Developed Product pursuant to Section 6.4 by Alder, BMS shall pay to AlderHoldings Alder’s Manufacturing Cost for such Licensed Compound and/or Co-Developed Product supplied and (2) in the case where Alder otherwise supplies or has its Third Party manufacturer supply to BMS Licensed Compound (or Licensed Product or Co-Developed Product) as may otherwise be agreed to in writing between the Parties, BMS shall pay to AlderHoldings Alder’s Manufacturing Cost for such Licensed Compound (or Licensed Product or Co-Developed Product) supplied.

(ii) If BMS, in its reasonable judgment, is required to obtain a license from any Third Party under any patent in order to import, manufacture, use or sell any Licensed Compound, BMS may deduct from the royalties that would otherwise be due to AlderHoldings pursuant to Section 8.6(b) or 8.6(c) (as applicable) with respect to a Licensed Product or Cancer Product that incorporates such Licensed Compound [***] of the amount of the payments paid to such Third Party on account of such license, provided that the royalties paid shall not be reduced in any such event below [***] of the amount that would otherwise be due pursuant to Section 8.6(b) or 8.6(c) (as applicable) with respect to any calendar quarter and further provided that BMS may not deduct any portion of payments made to a Third Party licensor that pertain, in part or in whole, to any compound or other composition of matter that is not a Licensed Compound.

(e) Generic Competition.

(i) During the portion of the applicable Royalty Term in a particular country where there are one or more products being sold in such country that are Generic Products with respect to such Licensed Product or Cancer Product, then the Base Royalty Rates set forth in Section 8.6(b) or 8.6(c) with respect to such Licensed Product or Cancer Product shall be reduced as follows: by [***], once the unit volume of sales of such Generic Product(s) in such country exceed [***] of such Licensed Product’s or Cancer Product’s unit volume in such country; by [***],

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

once the unit volume of sales of such Generic Product(s) in such country exceed [***] of such Licensed Product’s or Cancer Product’s unit volume in such country; and by [***], once the unit volume of sales of such Generic Product(s) in such country exceeds [***] of such Licensed Product’s or Cancer Product’s unit volume in such country; provided however, that this Section 8.6(e)(i) shall only apply under the circumstances where there is a Valid Claim in an Alder Patent, Joint Patent or BMS Patent that claims the composition of matter, manufacture or use of such Licensed Product or Cancer Product (or a Licensed Compound contained therein) in such country if BMS is using Diligent Efforts to enjoin the sale of such Generic Product. This Section 8.6(e)(i) is subject to Section 8.6(e)(ii).

(ii) For purposes of a Generic Product applicable to a Licensed Product, with respect to any Generic Product that obtained regulatory approval that relied on data submitted by Alder or any of its Affiliates or licensees in connection with the Regulatory Approval for such Cancer Product, the unit volume sales of such Generic Product in Section 8.6(e)(i) shall only include those sales for which the Generic Product sold is used off-label in the Licensed Field. For the purposes of determining and tracking such sales and off-label use of such Generic Product, the Parties [***] will put in place a process and methodology for the tracking of sales of such Generic Product to determine the extent of such off-label use[***] for such purpose. Such process and methodology shall be implemented [***], with the understanding that royalties paid following [***] shall be based upon data from the most recent [***] for which data is then available and the Parties shall make an adjustment payment promptly after such implementation to compensate for the difference between the amounts paid based upon the earlier [***] data and the amounts that should have been paid based on the data for the [***] in which the sales were made. Any dispute with respect to such determination of such sales and off-label use of such Generic Product shall be [***] resolved [***] in accordance with Section 16.2. If [***] cannot agree on the process and methodology to be implemented by the Parties in tracking sales of such Generic Product or on the extent of off-label use of such Generic Product in the Licensed Field then, in each case, at the election of either Party, such dispute shall be [***] resolved [***] in accordance with Section 16.2.

(f) One Royalty. For clarity, only one royalty shall be due to AlderHoldings with respect to the same unit of Licensed Product or Co-Developed Product.

8.7 Royalty Term. Royalties payable by BMS to AlderHoldings under Section 8.6 shall be paid on a Licensed Product-by-Licensed Product or Co-Developed Product-by-Co-Developed Product and country-by-country basis as follows.

(a) The following under this Section 8.7(a) shall apply with respect to the Licensed Product which is the ALD518 LF Product.

(i) In the U.S., if the Cancer Product obtains Regulatory Approval in the Cancer Field prior to the receipt of Regulatory Approval for the Licensed Product in the Licensed Field, if obtaining such Regulatory Approval for the Cancer Product has the effect of shortening the extended patent term of the COM Patent in the U.S. compared to what would have been the extended patent term in the U.S. had the Licensed Product obtained Regulatory Approval in the U.S. prior to the Cancer Product, royalties shall be paid until the later of (A) [***] after First Commercial Sale of the applicable Licensed Product in the U.S. or (B) [***] of the [***] in a [***] that would [***] by the sale of the applicable

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensed Product in the Licensed Field in the U.S.; provided however, that upon [***] the royalty term shall recommence and shall continue for as long as BMS or its Affiliate or Sublicensee sells the Licensed Product in the U.S. and the royalty rate shall be as set forth in Section 8.6, provided that Section 8.6(e) shall be revised such that when (and so long as) the unit volume sales of Generic Product(s) in the U.S. exceed [***] of the Licensed Product’s unit volume sales in the U.S., [***] royalty will then be payable under Section 8.6 (i.e., the royalty rate shall be [***]). For clarity, in the case where the royalty term is recommenced as set forth above, no royalty shall be payable for the period from the initial end of the royalty term to the date that the royalty term is recommenced.

(ii) In any country outside the U.S., if the Cancer Product obtains Regulatory Approval in the Cancer Field prior to the receipt of Regulatory Approval for the Licensed Product in the Licensed Field, and if in such country obtaining such Regulatory Approval for the Cancer Product has the effect of shortening the extended patent term of the COM Patent in such country compared to what would have been the extended patent term had the Licensed Product obtained Regulatory Approval prior to the Cancer Product, then royalties shall be paid until the later of (A) [***] after the First Commercial Sale of the applicable Licensed Product in such country or (B) the [***] of the [***] in the [***] that would [***] by the sale of the applicable Licensed Product in such country [***]; provided however, [***] the royalty term shall recommence, and shall continue until for as long as BMS or its Affiliate or Sublicensee sells the Licensed Product in such country, and the royalty rate shall be as set forth in Section 8.6, provided that Section 8.6(e) shall be revised such that when (and so long as) the unit volume sales of Generic Product(s) in such country exceed [***] of the Licensed Product’s unit volume sales in such country, [***] royalty will then be payable under Section 8.6 (i.e., the royalty rate shall be [***]). Also for clarity, in the case where the royalty term is recommenced as set forth above, no royalty shall be payable for the period from the initial end of the royalty term to the date that the royalty term is recommenced.

(iii) In the U.S. or any other country in the Territory, if the Cancer Product obtains Regulatory Approval in the Cancer Field prior to the receipt of Regulatory Approval for the Licensed Product in the Licensed Field, and if in such country obtaining such Regulatory Approval for the Cancer Product does not have the effect of shortening the extended patent term of the COM Patent in such country compared to what would have been the extended patent term had the Licensed Product obtained Regulatory Approval prior to the Cancer Product or if no patent extensions are available, then royalties with respect to such country shall be paid until the later of (A) [***] after First Commercial Sale of the Licensed Product in such country or (B) [***] of the [***] in an [***] that would [***] by the sale of such Licensed Product in such country [***] with respect to such [***] under this Agreement ([***]).

(iv) In the U.S. or any other country of the Territory, if the Licensed Product obtains Regulatory Approval in the Licensed Field prior to the receipt of Regulatory Approval, if any, for the Cancer Product in the Cancer Field in such country, royalties shall be paid until the later of (A) [***] after First Commercial Sale of the Licensed Product in such country or (B) the [***] of the [***] in an [***] that would be [***] by the sale of such Licensed Product in such country [***] with respect to such [***] under this Agreement ([***] [***]).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) With respect to any Licensed Product which is other than the ALD518 LF Product, royalties shall be paid on a country-by-country basis until the later of (i) [***] after First Commercial Sale of the Licensed Product in such country or (ii) the [***] of the [***] in an [***] that would [***] by the sale of the applicable Licensed Product [***] in the applicable country [***].

(c) With respect to any Co-Developed Product in the Cancer Territory, royalties shall be paid on a country-by-country basis until the later of (i) [***] after First Commercial Sale of the Co-Developed Product in such country or (ii) the [***] of the [***] in an [***] that would [***] by the sale of the applicable Co-Developed Product in the applicable country [***].

(d) As used in this Agreement, any of the above described periods with respect to each of the ALD518 LF Product, any other Licensed Product, or the Co-Developed Product is referred to as the “Royalty Term”.

8.8 Royalty Payments and Reports. All amounts payable to AlderHoldings pursuant to Section 8.6 shall be paid in Dollars within [***] after the end of the [***] in which the applicable Net Sales were recorded. Each payment of royalties shall be accompanied by a royalty report providing a statement, on a Product-by-Product and country-by-country basis, of: (i) the amount of Net Sales of Licensed Products in the Licensed Territory and, as applicable, Co-Developed Products in the Cancer Territory, during the applicable [***], (ii) a calculation of the amount of royalty payment due in Dollars on such Net Sales for such calendar quarter, and (iii) the amount of withholding taxes, if any, required by Applicable Law to be deducted with respect to such royalties, provided that such royalty report for [***] shall in addition provide a statement, on a Product-by-Product and country-by-country basis, of the gross sales amount of Licensed Products (and, as applicable, Co-Developed Products) in the Major Market countries during such [***] and such [***]. Additionally, within [***] after the end of [***], BMS shall provide AlderHoldings with a preliminary royalty report that shall include on a Product-by-Product and country-by-country basis, the amount of Net Sales of Licensed Products and, as applicable, Co-Developed Products in the Major Market countries during the applicable calendar quarter.

8.9 Payment Method. All payments due under this Agreement to AlderHoldings shall be made by bank wire transfer in immediately available funds to an account designated by AlderHoldings. All payments hereunder shall be made in Dollars.

8.10 Taxes. AlderHoldings will pay any and all taxes levied on account of all payments it receives under this Agreement. If laws or regulations require that taxes be withheld with respect to any royalty payments by BMS to AlderHoldings under this Agreement, BMS will: (i) deduct those taxes from the remittable payment, (ii) pay the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to AlderHoldings on a timely basis following that tax payment. Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect. The Parties shall discuss applicable mechanisms for minimizing such taxes to extent possible in compliance with Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this Agreement.

8.11 Blocked Currency. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued on Net Sales in that country shall be paid to AlderHoldings in the equivalent amount in Dollars.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.12 Royalty on Sublicensee Sales. BMS shall have the responsibility to account for and report sales of any Licensed Product or Co-Developed Product by a Sublicensee on the same basis as if such sales were Net Sales by BMS. BMS shall pay to AlderHoldings or cause the Sublicensee to pay to Alder amounts when due under this Agreement (with BMS remaining responsible for any failure of the Sublicensee to pay amounts when due under this Agreement).

8.13 Foreign Exchange. In the case of Net Sales outside the United States, the rate of exchange to be used in computing the amount of currency equivalent in Dollars shall be the rate of exchange used by BMS for its own financial reporting purposes in connection with its other products, which shall be consistent with GAAP. As of the Effective Date the rate of exchange is calculated by BMS on a month-to-month basis on the twenty fifth (25th) of each month using a daily average of Dollar buying rates published by Reuters for the preceding month. Upon request by AlderHoldings, BMS shall provide AlderHoldings with the applicable exchange rate used by BMS with respect to any royalty period.

8.14 Records. BMS shall keep, and shall cause its Affiliates and Sublicensees to keep, complete, true and accurate books of accounts and records, including gross sales and any deductions thereto in connection with calculation of Net Sales and all [***] Sublicensing Revenues received, sufficient to determine and establish the amounts payable incurred under this Agreement, and compliance with the other terms and conditions of this Agreement. Such books and records shall be kept reasonably accessible and shall be made available for inspection for a three (3) year period in accordance with Section 8.15 below.

8.15 Inspection of Records. Upon reasonable prior notice, each Party (the “Inspected Party”) shall permit an independent nationally recognized certified public accounting firm (subject to obligations of confidentiality to such Inspected Party), appointed by the other Party (the “Inspecting Party”) and reasonably acceptable to the Inspected Party, to inspect the books and records described in Sections 3.7(e) and 8.14; provided that such inspection shall not occur more often than once per calendar year, unless a material error is discovered in such inspection in which case the Inspecting Party shall have the right to conduct an additional audit for such period. Any inspection conducted under this Section 8.15 shall be at the expense of the Inspecting Party, unless such inspection reveals any underpayment of any amount due hereunder by at least five percent (5%) for any period, in which case the full costs of such inspection for such period shall be borne by the Inspected Party. Any underpayment shall be paid by BMS to Alder within [***] with interest on the underpayment at the rate specified in Section 8.16 from the date such payment was originally due, and any overpayment shall be credited against future amounts due by BMS to AlderHoldings.

8.16 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of: (a) [***] above the prime rate as published by Citibank, N.A., New York, New York, or any successor thereto, at 12:01 a.m. on the first day of [***] in which such payments are overdue or (b) the maximum rate permitted by Applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

8.17 Payments to or Reports by Affiliates. Any payment required under any provision of this Agreement to be made to either Party or any report required to be made by any Party shall be made to or by an Affiliate of that Party if designated in writing by that Party as the appropriate recipient or reporting entity.

8.18 Equity Investment Option.

(a) AlderBio shall use its commercially reasonable efforts to cause the managing underwriter(s) of AlderBio’s initial public offering (“IPO”) to offer directly to BMS the right to purchase shares of AlderBio Common Stock (the “IPO Purchase Option”) in the IPO at a price equal to the price per

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

share paid by the public (the “Public Offering Price”) for shares of Common Stock; provided that the IPO Purchase Option shall only apply to the filing of a registration statement relating to an IPO that occurs after the one-year anniversary of the Effective Date. If BMS exercises its IPO Purchase Option, it shall have the right to purchase in the IPO up to a number of shares of Common Stock equal to the lowest of (i) $20 million divided by the Public Offering Price, (ii) 20% of the total number of shares of stock being sold to the public in the IPO and (iii) 19.9% of the total outstanding voting equity securities of AlderBio immediately following the closing of the IPO (the “IPO Rights Shares”).

(b) If (i) the filing of a registration statement relating to the IPO occurs on or prior to the one year anniversary of the Effective Date, (ii) BMS does not exercise the IPO Purchase Option, (iii) the managing underwriter(s) of the IPO determine, in their sole discretion that it is not advisable to make available to BMS all of the IPO Rights Shares in the IPO or (iv) AlderBio determines (based on advice of legal counsel) that the IPO Purchase Option is not permissible under federal securities laws or any other applicable laws, rules and regulations, then AlderBio shall in lieu of the IPO Purchase Option, make a concurrent private placement offering to BMS of such number of securities equal to the aggregate number of IPO Rights Shares (the “Private Placement”), at the Public Offering Price, to BMS (the “Private Placement Purchase Option”) and BMS shall exercise such Private Placement Purchase Option within [***] following delivery of notice by AlderBio containing the terms of such Private Placement Purchase Option. The closing of the IPO shall be a condition to the closing of such Private Placement. Notwithstanding the foregoing, AlderBio’s obligation to offer the Private Placement Purchase Option shall be subject to the determination by AlderBio (based on advice legal counsel) that such transaction is permissible under federal securities laws and all other applicable laws, rules and regulations.

(c) BMS shall, as a condition to its participation in either the IPO or Private Placement, execute such other documents as may be required of all participants in the IPO or Private Placement or as deemed reasonably necessary by the managing underwriter(s) of the IPO or the Company, as applicable. The Company shall, as a condition to BMS’ participation in the Private Placement, execute such other documents as may be reasonably requested by BMS.

(d) The rights and obligations described in this Section 8.18 shall terminate and be of no further force and effect on the earlier of (i) immediately following the closing of the IPO, (ii) ten (10) years following the Effective Date and (iii) termination of this Agreement.

8.19 [***] Sublicensing Revenues. If BMS or its Affiliate enters into an agreement with any Third Party pursuant to which BMS or its Affiliate grants such Third Party a sublicense to Develop and/or Commercialize Licensed Product in the Licensed Field in [***] (such agreement, a “[***] Sublicense Agreement”), then BMS shall pay to Alder, within [***] after [***] in which such [***] Sublicensing Revenues were received, an amount equal to [***] of all [***] Sublicensing Revenues; provided however, that the foregoing shall not apply (i) if such [***] Sublicense Agreement also includes a grant by BMS or its Affiliate to such Third Party of a sublicense to Develop and/or Commercialize Licensed Product in the Licensed Field in [***] or (ii) if BMS or its Affiliate co-Develops and/or co-Commercializes the Licensed Product in the Licensed Field in [***] pursuant to such [***] Sublicense Agreement. For the purposes of this Section 8.19, “[***] Sublicensing Revenues” shall mean all consideration received by BMS or its Affiliate from a Sublicensee pursuant to a [***] Sublicense Agreement in consideration of the sublicense of rights with respect to the Licensed Product in [***], which may include (without limitation) [***], but specifically excludes [***]. For clarity, [***] Sublicensing Revenues shall not include [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9. PATENT PROSECUTION AND ENFORCEMENT

9.1 Patent Contacts. Each Party shall designate patent counsel representatives who shall be responsible for coordinating the activities between the Parties in accordance with this Article 9 (each a “Patent Contact”). Each Party shall designate its initial Patent Contact within thirty (30) days following the Effective Date and shall promptly thereafter notify the other Party of such designation. If at any time a vacancy occurs for any reason, the Party that appointed the prior incumbent shall as soon as reasonably practicable appoint a successor. Each Party shall promptly notify the other Party of any substitution of another person as its Patent Contact. The Patent Contacts shall, from time to time, coordinate the respective patent strategies of the Parties relating to this Agreement. In particular the Patent Contacts will review and update the list of Core Patents from time to time to ensure that all Licensed Products being Developed or Commercialized are covered.

9.2 Disclosure of Inventions. Each Party shall promptly disclose to the other all Sole Inventions or Joint Inventions, including all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’, employees, agents or independent contractors describing such Sole Inventions or Joint Inventions. Such Party shall also respond promptly to reasonable requests from the other Party for more Information relating to such inventions.

9.3 Prosecution of Patents.

(a) Alder Patents. Except as otherwise provided in this Section 9.3(a), the Parties shall share equally the Patent Prosecution Costs for the Alder Patents. All of the preparation, filing and prosecution (including any oppositions, interferences, reissue proceedings, reexaminations and post-grant proceedings) of the Alder Patents shall be handled by outside patent counsel mutually agreed upon by the Parties that will jointly represent the Parties (the “Patent Firm”). [***]. The Patent Contacts shall establish procedures for such sharing of such Patent Prosecution Costs for such Alder Patents. As between the Parties, Alder shall have the lead responsibility working with the Patent Firm to prepare, file, prosecute (including any oppositions, interferences, reissue proceedings, reexaminations and post-grant proceedings) and maintain the Alder Patents in all jurisdictions. Alder (and/or the Patent Firm) shall provide BMS reasonable opportunity to review and comment on such filing and prosecution efforts regarding such Alder Patents reasonably prior to any submissions with applicable patent authorities. Alder (and/or the Patent Firm) shall provide BMS with a copy of all communications from any patent authority in the applicable territory regarding such Alder Patents, and shall provide drafts of any filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that BMS may have an opportunity to review and comment thereon. If Alder determines in its sole discretion to abandon, cease prosecution or not maintain any Alder Patent in any jurisdiction (or otherwise determines that it no longer desires to share equally the Patent Prosecution Costs for any Alder Patent in any jurisdiction), then Alder shall provide BMS written notice of such determination at least [***] before any deadline for taking action to avoid abandonment (or other loss of rights) and shall provide BMS with the opportunity to prepare, file, prosecute and maintain such Alder Patent in such jurisdiction on behalf of Alder using the Law Firm (and BMS shall thereafter be responsible for the Patent Prosecution Costs for such Alder Patent in the applicable jurisdiction). If BMS desires Alder to file in a particular jurisdiction a Alder Patent (including any Alder Patent that claims priority to or is based on the subject matter of another Alder Patent), BMS shall provide written notice to Alder requesting that Alder (through the Law Firm) file such patent application in such jurisdiction. If BMS provides such written notice to Alder, Alder (through the Law Firm) shall either (i) file and prosecute such patent application and maintain any patent issuing thereon in such jurisdiction, or (ii) notify BMS that Alder does not desire to file such patent application and provide BMS with the opportunity to file and prosecute such patent application and maintain any patent issuing thereon on behalf of Alder using the Law Firm. BMS’ rights under this Section 9.3(a) with respect to any Alder Patent licensed to Alder by a Third Party shall be subject to the rights of such Third Party to file, prosecute and/or maintain such Alder Patent. If BMS assumes responsibility for any Alder Patents as set forth above in this Section 9.3(a), then the Patent Prosecution Costs incurred by BMS in the course of course of preparing, filing, prosecuting and maintaining such Alder Patents shall be thereafter be borne by BMS. If BMS assumes responsibility for any Alder Patents as set forth (and the associated Patent Prosecution Costs for such Alder Patents), then BMS shall have the right at its discretion to transfer the responsibility for such Alder Patents to another outside patent firm that BMS may select.

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(b) BMS Patents Other Than Joint Patents. This Section 9.3(b) shall only apply to those BMS Patents that claim Sole Inventions of BMS. BMS Patents that are Joint Patents are subject to Section 9.3(c). BMS shall have the sole right and authority to prepare, file, prosecute (including any oppositions, interferences, reissue proceedings, reexaminations and post-grant proceedings) and maintain the BMS Patents in any jurisdiction. BMS shall provide Alder reasonable opportunity to review and comment on such prosecution efforts regarding such BMS Patents. BMS shall provide Alder with a copy of material communications from any patent authority regarding such BMS Patents, and shall provide Alder drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that Alder may have an opportunity to review and comment thereon. BMS shall be responsible for all costs incurred by it (including all Patent Prosecution Costs) in the course of preparing, filing, prosecuting and maintaining the BMS Patents, without reimbursement by Alder. If BMS decides not to file, prosecute and/or maintain a particular BMS Patent, BMS shall notify Alder of BMS’ decision reasonably in advance and provide Alder with the opportunity to file and prosecute such patent application and maintain any patent issuing thereon at Alder’s expense.

(c) Joint Patents That Are Not Alder Patents. BMS shall have the first right, but not the obligation, to prepare, file, prosecute (including any oppositions, interferences, reissue proceedings, reexaminations and post-grant proceedings) and maintain in all jurisdictions all Joint Patents that are not Alder Patents. If BMS determines in its sole discretion to abandon, cease prosecution or otherwise not file or maintain any such Joint Patent in any jurisdiction, then BMS shall provide Alder written notice of such determination at least [***] before any deadline for taking action to avoid abandonment (or other loss of rights) and shall provide Alder with the opportunity to prepare, file, prosecute and maintain such Joint Patent in such jurisdiction. The Party that is responsible for preparing, filing, prosecuting, and maintaining a particular Joint Patent (the “Prosecuting Party”) shall provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding such Joint Patent, and such other Party shall provide the Prosecuting Party reasonable assistance in such efforts. The Prosecuting Party shall provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and shall provide the other Party drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that such other Party may have an opportunity to review and comment thereon. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case: (i) the disclaiming Party shall, if requested in writing by the other Party, assign its ownership interest in such Joint Patent in such country or jurisdiction to the other Party (in the case of Alder, AlderHoldings) for no additional consideration; and (ii) if such assignment is effected, any such Joint Patent would thereafter be deemed an Alder Patent in the case of assignment to AlderHoldings, or a BMS Patent in the case of assignment to BMS; provided however, that the disclaiming Party would have an immunity from suit under such Alder Patent or BMS Patent, as the case may be, in the applicable country or jurisdiction, and the other Party shall have the right, but not the obligation, to prosecute and maintain such Patent. In addition, BMS’ license under Section 7.4 (or Section 7.9 if BMS exercises the Option) shall become nonexclusive with respect to any Joint Patent that becomes an Alder Patent pursuant to the preceding sentence (for clarity, such Alder Patent shall continue to be included in the definition of a Valid Claim for purposes of Section 8.7). In the event AlderHoldings assigns to BMS its rights in such Joint Patent, such Joint Patent shall be deemed to be a BMS Patent subject to BMS’ license grant to AlderHoldings and its Affiliates under Section 7.8 and Article 13, and BMS’ royalty obligation to AlderHoldings shall not be affected by such assignment. Each Party shall bear its own internal costs in respect of the filing, prosecution and maintenance of Joint Patents. Patent Prosecution Costs for the Joint Patents shall be borne 50% by BMS and 50% by Alder in the Licensed Territory. In the event a Party elects to disclaim its interest in a Joint Patent, the Patent Prosecution Costs incurred with respect to such Patent after the date of such disclaimer shall thereafter be borne exclusively by the other Party, without reimbursement or credit.

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(d) Cooperation in Patent Prosecution and Patent Term Adjustments or Extensions. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent preparation, prosecution, filing and maintenance efforts provided above in this Section 9.3, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. Each Party shall consult with and obtain the consent of the other Party before applying for or obtaining any patent term adjustment, patent term extension or related extension of rights, including supplementary protection certificates and similar rights for any Collaboration Patents that pertain to both the Licensed Field and the Cancer Field. Neither Party shall proceed with such an adjustment or extension until the Parties have consulted with one another and agreed to a strategy therefor. Each Party shall cooperate fully with and provide all reasonable assistance to the other Party and use all commercially reasonable efforts consistent with its obligations under Applicable Law (including any applicable consent order or decree) in connection with obtaining any such adjustments or extensions for the Collaboration Patents consistent with such strategy. To the extent reasonably and legally required in order to obtain any such adjustment or extension in a particular country, each Party shall make available to the other a copy of the necessary documentation to enable such other Party to use the same for the purpose of obtaining the adjustment or extension in such country.

(e) Data Exclusivity and Orange Book Listings. With respect to data or market exclusivity periods, such as those periods listed in the FDA’s Orange Book (including without limitation any available pediatric extensions or other forms of regulatory exclusivity that may be available) or periods under national implementations of Article 10(1) of Directive 2001/83/EC and all international equivalents, each Party shall cooperate fully with and provide all reasonable assistance to the other Party and use all commercially reasonable efforts consistent with its obligations under Applicable Law (including any applicable consent order or decree) to seek, maintain and enforce all such data exclusivity periods available for the Products. With respect to filings in the FDA Orange Book or other similar filings or listings as may be applicable (and foreign equivalents) for issued patents for a Product (including but not limited to the Core Patents and Joint Patents, as applicable), each Party shall cooperate fully with and provide all reasonable assistance to the other Party and use all commercially reasonable efforts consistent with its obligations under Applicable Law (including any applicable consent order or decree) in the filing and maintaining any such listing and filings.

9.4 Infringement of Collaboration Patents by Third Parties.

(a) Notification. If there is any infringement, threatened infringement, or alleged infringement by a Third Party of any of the Alder Patents (including Core Patents) or Joint Patents (an “Infringement”), then each Party shall promptly notify the other Party in writing of any such Infringement of which it becomes aware, and shall provide evidence in such Party’s possession demonstrating such Infringement. In particular, each Party shall notify and provide the other Party with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of any Alder Patents (including Core Patents) or Joint Patents Covering a Licensed Compound or Product (including methods of use thereof) pursuant to any applicable certification (comparable to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application), an application under §505(b)(2) or other similar patent certification by a Third Party, and any foreign equivalent thereof for a Generic Product. Such notification and copies shall be provided by the Party receiving such certification to the other Party as soon as practicable and at least within five (5) days after receiving Party receives such certification. Such notification and copies shall be sent by facsimile and overnight courier to BMS at the address set forth below:

Bristol-Myers Squibb Company

P.O. Box 4000

Route 206 & Province Line Road

Princeton, New Jersey 08543-4000

Attention: Vice President and Chief Intellectual Property Counsel

Telephone: 609-252-4825

Facsimile: 609-252-7884

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(b) Enforcement Rights.

(i) Core Patents. Subject to Section 9.4(e) and the other provisions of this Section 9.4, BMS shall have the right, but not the obligation, to bring an appropriate suit or other action against any person or entity allegedly engaged in any Infringement (whether with respect to the Licensed Field or the Cancer Field) of the Core Patents in the Licensed Territory, at BMS’ expense. BMS shall have a period of 120 days after its receipt or delivery of notice and evidence pursuant to Section 9.4(a), to elect to so enforce such Core Patents in the applicable jurisdiction (or to settle or otherwise secure the abatement of such Infringement), provided however, that such period shall not exceed and shall be less than 120 days to the extent that a delay in bringing an action to enforce the applicable Core Patents against such alleged Third Party infringer would limit or compromise the remedies (including monetary and injunctive relief) available against such alleged Third Party infringer. In the event BMS does not so elect (or settle or otherwise secure the abatement of such Infringement), it shall so notify Alder in writing and in the case where Alder then desires to commence a suit or take action to enforce the applicable Core Patents with respect to such Infringement in the applicable jurisdiction, the Parties shall confer and upon BMS’ prior written consent (such consent not to be withheld, conditioned or delayed except to the extent that the bringing of an enforcement action by Alder would violate Applicable Law), Alder shall have the right to commence such a suit or take such action to enforce the applicable Core Patents, at Alder’s expense. Each Party shall provide to the Party enforcing any such rights under this Section 9.4(b)(i) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts.

(ii) Alder Patents That Are Not Core Patents. This Section 9.4(b)(ii) shall apply to the Alder Patents that are not Core Patents (the “Other Alder Patents”). Subject to Section 9.4(e), BMS shall have the right, but not the obligation, to bring an appropriate suit or other action against any person or entity allegedly engaged in any Infringement of the Other Alder Patents on account of such Third Party’s manufacture, use, offer to sell or sale of a Licensed Product in the Licensed Field in the Licensed Territory, and any Infringement of the Other Alder Patents on account of such Third Party’s manufacture, use, offer to sell or sale of a Co-Developed Product in the Cancer Field in the Cancer Territory, in each case at BMS’ expense. BMS shall have a period of 120 days after its receipt or delivery of notice and evidence pursuant to Section 9.4(a), to elect to so enforce such Other Alder Patent in the applicable jurisdiction (or to settle or otherwise secure the abatement of such Infringement), provided however, that such period shall not exceed and shall be less than 120 days to the extent that a delay in bringing an action to enforce the applicable Other Alder Patents against such alleged Third Party infringer would limit or compromise the remedies (including monetary and injunctive relief) available against such alleged Third Party infringer. In the event BMS does not so elect (or settle or otherwise secure the abatement of such Infringement), it shall so notify Alder in writing and in the case where Alder then desires to commence a suit or take action to enforce the applicable Other Alder Patents with respect to such Infringement in the applicable jurisdiction, the Parties shall confer and Alder shall have the right to commence such a suit or take such action to enforce the applicable Other Alder Patents, at Alder’s expense. Alder shall have the sole right, but not the obligation, to bring an appropriate suit or other action against any person or entity allegedly engaged in any Infringement

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of any Other Alder Patent with respect to any Cancer Product in the Alder Cancer Territory. Each Party shall provide to the Party enforcing any such rights under this Section 9.4(b)(ii) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts.

(iii) BMS Patents That Are Not Joint Patents. BMS shall have the sole right, but not the obligation, to bring an appropriate suit or other action against any person or entity allegedly engaged in any Infringement of the BMS Patents that are not Joint Patents. Alder shall provide reasonable assistance to BMS in such enforcement, at BMS’ request and expense. BMS shall keep Alder regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider Alder’s comments on any such efforts.

(iv) Joint Patents That Are Not Alder Patents. Subject to Section 9.4(e), BMS shall have the right, but not the obligation, to bring at its expense an appropriate suit or other action against any person or entity allegedly engaged in any Infringement of Joint Patents that are not Alder Patents. BMS shall have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 9.4(a), to elect to so enforce such Joint Patent in the applicable Territory as set forth above (or to settle or otherwise secure the abatement of such Infringement). In the event BMS does not so elect (or settle or otherwise secure the abatement of such Infringement), it shall so notify Alder in writing and in the case where Alder then desires to commence a suit or take action to enforce the applicable Joint Patents with respect to such Infringement in the applicable Territory, the Parties shall confer and Alder shall have the right to commence such a suit or take such action to enforce the applicable Joint Patents, at Alder’s expense. If BMS has not exercised the Option, then Alder shall have the sole right, but not the obligation, to bring an appropriate suit or other action against any person or entity allegedly engaged in any Infringement of any Joint Patent with respect to any Cancer Product in the Territory. Each Party shall provide to the Party enforcing any such rights under this Section 9.4(b)(iv) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts.

(c) Settlement. Without the prior written consent of the other Party, neither Party shall settle any claim, suit or action that it may bring under this Section 9.4 involving Alder Patents (including Core Patents) in any manner that would negatively impact such intellectual property or that would limit or restrict the ability of either Party to sell Products anywhere in the Territory. In addition, with respect to a claim, suit or action brought by BMS pursuant to Section 9.4(b)(i) with respect to any Infringement in the Cancer Field of a Core Patent in a country the Alder Cancer Territory, BMS shall not settle such claim, suit or action without the prior written consent of Alder. In addition, with respect to a claim, suit or action brought by either pursuant to Section 9.4(b)(iii) with respect to any Infringement of a Joint Patent, such Party shall not settle such claim, suit or action without the prior written consent of the other Party.

(d) Expenses and Recoveries.

(i) A Party bringing a claim, suit or action under Section 9.4(b) (except under Section 9.4(b)(iv) which is subject to Section 9.4(d)(ii) below) against any person or entity engaged in Infringement of the Alder Patents (including the Core Patents) shall be solely responsible for any expenses incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages from such Third Party in such suit or action, such recovery shall first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection

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therewith, including attorneys fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared pro-rata in proportion to the relative amount of such costs and expenses incurred by each Party. If after such reimbursement any funds shall remain from such damages, such funds shall be shared as follow: (i) if BMS is the Party bringing such suit and the Infringement is in the Licensed Field, such remaining funds shall be treated as Net Sales of Licensed Product, (ii) if BMS is the Party bringing such suit and the Infringement is in the Cancer Field in the Cancer Territory and BMS has exercised the Option, such remaining funds shall be treated as Net Sales of Co-Developed Product, (iii) if BMS is the Party bringing such suit and the Infringement is in the Cancer Field in the Alder Cancer Territory and BMS has exercised the Option, BMS shall pay such remaining funds to Alder, (iv) if BMS is the Party bringing such suit and the Infringement is in the Cancer Field and BMS has not exercised the Option, BMS shall pay such remaining funds to Alder and (v) if Alder is the Party bringing such suit, such remaining funds shall be retained by Alder.

(ii) A Party bringing a claim, suit or action under Section 9.4(b)(iv) against any person or entity engaged in Infringement of the Joint Patents shall be solely responsible for any expenses incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages from such Third Party in such suit or action, such recovery shall first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith, including attorneys fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared pro-rata in proportion to the relative amount of such costs and expenses incurred by each Party. If after such reimbursement any funds shall remain from such damages, such funds shall be shared as follow: (1) if BMS is the Party bringing such suit, BMS shall retain [***] of such remaining funds and BMS shall pay [***] of such remaining funds to Alder, and (2) if Alder is the Party bringing such suit, Alder shall retain [***] of such remaining funds and Alder shall pay [***] of such remaining funds to BMS.

(e) Patents Licensed from Third Parties. BMS’ rights under this Section 9.4 with respect to any Core Patent licensed to Alder by a Third Party shall be subject to the rights of such Third Party to enforce such Core Patent and/or defend against any claims that such Core Patent is invalid or unenforceable.

9.5 Defense of Infringement Actions. During the term of this Agreement, each Party shall bring to the attention of the other Party all information regarding potential infringement of Third Party intellectual property rights in connection with the development, manufacture, production, use, importation, offer for sale, or sale of Products in the Territory. The Parties shall discuss such information and decide how to handle such matter. Subject to Article 15, each Party shall be solely responsible for defending any action, suit, or other proceeding brought against it alleging infringement of Third Party intellectual property rights in connection with its activities under this Agreement. This Section 9.5 shall not be interpreted as placing on either Party a duty of inquiry regarding Third Party intellectual property rights.

9.6 Personnel Obligations. Prior to receiving any Confidential Information or beginning work under this Agreement relating to any research, Development or Commercialization of a Licensed Compound or a Product, each employee, agent or independent contractor of BMS or Alder or of either Party’s respective Affiliates shall be bound in writing by non-disclosure and invention assignment obligations which are consistent with the obligations of BMS or AlderHoldings (but, in the case of an agent or independent contractor, possibly subject to a shorter period of time with respect to non-disclosure obligations, provided that such period of time shall not be less than [***] from the effective date of the written obligation), as appropriate, in this Article 9, including without limitation: (a) promptly reporting any invention, discovery, process or other intellectual property right; (b) assigning (or, in the case of contractors, assigning or licensing) to BMS or AlderHoldings, as appropriate, all of his or her right, title and interest in and to any invention, discovery, process or other intellectual property right; (c) cooperating in the preparation, filing,

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prosecution, maintenance and enforcement of any patent and patent application; (d) performing all acts and signing, executing, acknowledging and delivering any and all documents required for effecting the obligations and purposes of this Agreement; and (e) abiding by the obligations of confidentiality and non-use set forth in Article 12. It is understood and agreed that such non-disclosure and invention assignment agreement need not reference or be specific to this Agreement.

9.7 Further Actions. Each Party shall, upon the reasonable request of the other Party, provide such assistance and execute such documents as are reasonably necessary for such Party to exercise its rights and/or perform its obligations pursuant to this Article 9; provided however, that neither Party shall be required to take any action pursuant to Article 9 that such Party reasonably determines in its sole judgment and discretion conflicts with or violates any applicable court or government order or decree or Applicable Law.

10. TRADEMARKS

10.1 Licensed Product Trademarks. BMS shall be solely responsible for the selection (including the creation, searching and clearing), registration, maintenance, policing and enforcement of all trademarks developed for use in connection with the marketing, sale or distribution of Licensed Products in the Licensed Field (the “Licensed Product Marks”) in the Territory. BMS shall own all Licensed Product Marks, and all trademark registrations for said marks.

10.2 Cancer Product Trademarks.

(a) In the case where BMS does not exercise the Option, Alder shall be solely responsible, subject to Section 10.2(d), for the selection (including the creation, searching and clearing), registration, maintenance, policing and enforcement of all trademarks developed for use in connection with the marketing, sale or distribution of Cancer Product in the Cancer Field (the “Cancer Product Marks”) in the Territory. In the case where BMS does not exercise the Option, AlderHoldings shall own the Cancer Product Marks and all corresponding trademark registrations therefor, in the Territory. [***].

(b) The provisions of this Section 10.2(b) apply only in the case where BMS exercises the Option. In the case where BMS exercises the Option, the Cancer Product Mark shall be selected by the JCC. The Cancer Product Mark shall be owned in the Alder Cancer Territory by AlderHoldings and shall be owned in the Cancer Territory by BMS. The Parties shall share equally the documented out-of-pocket costs incurred by the Parties in connection with the selection (including the creation, searching and clearing) of the Cancer Product Mark (including, for example, out-of-pocket costs for creating and searching the Cancer Product Mark), provided that in advance of any such cost being incurred, the JCC shall approve the work to be performed and a budget with respect to such costs (such shared costs being the “Shared Trademark Costs”). Unless the Parties agree otherwise, BMS shall be responsible for conducting the creation, searching and clearing (but not the selection, which shall be made by the JCC) for the Cancer Product Mark (subject to the cost sharing as set forth in the preceding sentence). Alder shall be solely responsible for the registration, maintenance and defense, and all costs with respect to such registration, maintenance and defense, of the Cancer Product Mark in the Alder Cancer Territory, and BMS shall be solely responsible for the registration, maintenance and defense, and all costs with respect to such registration, maintenance and defense, of the Cancer Product Mark in the in the Cancer Territory. The selection process (including the creation, searching and clearing) for the Cancer Product Mark shall be initiated by the Parties at least one year prior to the projected date of the first MAA (including BLA) filing date for the Co-Developed Product.

(c) The provisions of this Section 10.2(c) apply only in the case where BMS exercises the Option. As an alternative to the foregoing under Section 10.2(b), BMS shall have the right to select a Cancer Product Mark for use in the Cancer Territory that is [***]

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[***] to be used in the Alder Cancer Territory. In such case, (i) subject to Section 10.2(d), Alder would be solely responsible, at its cost, for the selection (including the creation, searching and clearing), registration, maintenance and defense of Cancer Product Mark for use in the Alder Cancer Territory and (ii) BMS would be solely responsible, at its cost, for the selection (including the creation, searching and clearing), registration, maintenance and defense of Cancer Product Mark for use in the Cancer Territory. BMS shall notify Alder in writing, at least one year prior to the projected date of the first MAA (including BLA) filing date for the Co-Developed Product, whether BMS will apply the provisions of Section 10.2(b) or this Section 10.2(c).

(d) In its selection of the Cancer Product Mark as set forth in Section 10.2(a), (b) and (c) each Party shall submit to the JCC any proposed trademark being considered by such Party as the Cancer Product Mark. Such proposed trademark will be reviewed by the JCC and in the case where BMS reasonably determines that the proposed trademark by Alder as a Cancer Product Mark [***], then BMS shall notify Alder regarding such determination within [***] after receiving Alder’s proposal, and upon request by BMS Alder shall discontinue further pursuing the use of such proposed trademark for use as the Cancer Product Mark and shall not pursue registration for such proposed trademark.

10.3 Use of Name. Neither Party shall, without the other Party’s prior written consent, use any trademarks or house marks of the other Party (including the other Party’s corporate name), trademarks, advertising taglines or slogans confusingly similar thereto, in connection with such Party’s marketing or promotion of Products under this Agreement or for any other purpose, except as may be expressly authorized in writing in connection with activities under this Agreement and except to the extent required to comply with Applicable Law.

10.4 Patent Marking. BMS shall, and shall require its Affiliates and Sublicensees to, mark Licensed Products and Co-Developed Products sold by it hereunder (in a reasonable manner consistent with industry custom and practice) with appropriate patent numbers or indicia to the extent permitted by Applicable Law, in those countries in which such markings or such notices impact recoveries of damages or equitable remedies available with respect to infringements of patents.

10.5 Further Actions. Each Party shall, upon the reasonable request of the other Party, provide such assistance and execute such documents as are reasonably necessary for such Party to exercise its rights and/or perform its obligations pursuant to this Article 10; provided however, that neither Party shall be required to take any action pursuant to Article 10 that such Party reasonably determines in its sole judgment and discretion conflicts with or violates any applicable court or government order or decree.

10.6 Advertising and Promotional Materials.

(a) Licensed Products in Licensed Field. BMS shall be solely responsible for creating all packaging and promotional materials for the Licensed Products in the Licensed Field in the Licensed Territory. BMS shall own all right, title and interest in and to any and all such promotional materials, including all applicable copyrights, trademarks (other than, as applicable, Alder’s name and logo), program names and domain names.

(b) Cancer Product in Cancer Field if BMS Does Not Exercise Option. In the case where BMS does not exercise the Option, (i) Alder shall be solely responsible for creating all packaging and promotional materials for the Cancer Product in the Cancer Field in the Alder Cancer Territory and (ii) AlderHoldings shall own all right, title and interest in and to any and all such promotional materials, including all applicable copyrights, trademarks, program names and domain names; subject in each case of clause (i) and (ii) to the other provisions of Article 10.

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(c) Cancer Product in Cancer Field if BMS Exercises Option. In the case where BMS exercises the Option, (i) [***] shall be [***] responsible for creating all packaging and promotional materials for the Co-Developed Product in the Cancer Field [***], and [***] shall [***] right, title and interest in and to any and all such promotional materials, including all applicable copyrights, trademarks, program names and domain names, subject in each case to the other provisions of Article 10 and (ii) [***] shall be [***] responsible for creating all packaging and promotional materials for the Co-Developed Product in the Cancer Field [***], and [***] shall [***] right, title and interest in and to any and all such promotional materials, including all applicable copyrights, trademarks (other than, as applicable, [***]), program names and domain names.

(d) Use of Licensed Product Mark. No rights are granted under this Agreement to Alder to use the Licensed Product Marks. Alder shall not, without BMS’ prior written consent, use the Licensed Product Marks or marks confusingly similar thereto, in connection with Alder’s marketing or promotion of Cancer Product or for any other purpose.

11. EXCLUSIVITY

11.1 Exclusivity.

(a) Restriction on Alder. Alder agrees that it will not work independently of this Agreement during the term of the Agreement for itself or any Third Party with respect to discovery, research and/or development activities with respect to IL-6 Compounds and pharmaceutical products containing IL-6 Compounds in the Licensed Field in the Licensed Territory. For avoidance of doubt, AlderHoldings and/or its Affiliates shall be permitted to exercise its retained rights with respect to Cancer Product in the Cancer Field, subject to and in accordance with the terms and conditions of this Agreement.

(b) Restriction on BMS. BMS agrees that for the period of [***] following the Effective Date neither it nor its Affiliates will, directly or indirectly, by itself or with a Third Party, conduct any Phase 3 clinical trials or later clinical trials or seek regulatory approval of any Competing Product within the Licensed Field in the Licensed Territory (or within the Cancer Field if BMS has exercised the Option). In addition, BMS agrees that, on a country-by-country basis in the Licensed Territory from the date of the First Commercial Sale of a Licensed Product and for [***] thereafter in the applicable country, neither it nor its Affiliates will, directly or indirectly, by itself or with a Third Party, commercialize (i.e., promote, market, or sell) any Competing Product in the applicable country.

(c) Restricted Product. Notwithstanding Section 11.1(b), if BMS or any of its Affiliates, either through its own efforts or by acquisition, obtains ownership of or a license to, or is acquired by or otherwise merges with an entity that owns or has a license to, a Competing Product, in all such cases that would result in a violation of Section 11.1(b) above with respect to a particular country (each such Competing Product that would lead to such a violation being, a “Restricted Product”), then BMS or its Affiliate shall promptly notify Alder in writing and elect either to:

(i) divest itself of such Restricted Product in the applicable country or countries and notify Alder in writing of such divestiture (provided that such divestiture is completed within (9) months of such ownership or license, or being acquired by or merging with an entity that has such ownership or license);

(ii) pay to AlderHoldings a royalty on such Competing Product during the period that the sale of such Competing Product would result in a violation of Section 11.1(b) at a rate which is [***] of the royalty paid to AlderHoldings on Net Sales in such country of the Licensed Product in the Licensed Field (in the case where the Competing Product is sold for use in the Licensed Field) or Cancer

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Product in the Cancer Field (in the case where the Competing Product is sold for use in the Cancer Field), calculated in the same manner as for a Licensed Product in the Licensed Field (or as applicable Cancer Product in the Cancer Field) under Section 8.6, in which case, the sales of such Competing Product shall be aggregated together with the License Product or Cancer Product for the purpose of determining the applicable Base Royalty Rate for such Competing Product as well as for such Licensed Product or Cancer Product; or

(iii) terminate the Agreement with respect to the applicable country and revert back to AlderHoldings all Licensed Products and all associated data and rights for use in the Licensed Field in such country and all Cancer Product and all associated data and rights for use in the Cancer Field in such country (for clarity, BMS would remain responsible for any contractual obligations to third parties with respect to such terminated products).

If BMS or its Affiliate elects to divest itself of such Restricted Product under clause (i) above, such divestiture shall occur by an outright sale to a Third Party of all of BMS’ and its Affiliate’s rights to such Restricted Product or by an outlicense arrangement under which BMS has no continuing involvement in the development or commercialization of such Restricted Product.

12. CONFIDENTIALITY

12.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party (the “Receiving Party”) agrees that, for the Term and for [***] thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party (the “Disclosing Party”) pursuant to this Agreement except for that portion of such information or materials that the Receiving Party can demonstrate by competent written proof:

(a) was already known to the Receiving Party or its Affiliate, other than under an obligation of confidentiality to the Disclosing Party, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement;

(d) is subsequently disclosed to the Receiving Party or its Affiliate by a Third Party without obligations of confidentiality to the Disclosing Party with respect thereto; or

(e) is subsequently independently discovered or developed by the Receiving Party or its Affiliate without the aid, application, or use of Confidential Information of the Disclosing Party.

Notwithstanding the definition of “Confidential Information” in Article 1, all Information generated under the Collaboration, whether generated by one or both Parties, shall be deemed the Confidential Information of both Parties (i.e., both Parties shall be deemed to be the Receiving Party with respect to such Information). For clarity, any Information generated during or resulting from the Collaboration that is generated by a Party may be used by such Party for any purpose that does not violate Article 11 or Applicable Law, subject to any [***] license grant to a Party under Article 7 or Article 13; provided that the disclosure of such Information to Third Parties shall be governed by this Article 12.

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12.2 Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following situations:

(a) filing or prosecuting Collaboration Patents in accordance with Article 9;

(b) subject to Section 12.3, regulatory filings and other filings with Governmental Authorities (including Regulatory Authorities), including filings with the SEC or FDA, as necessary for the Development or Commercialization of a Product, as required in connection with any filing, application or request for Approval, provided however, that reasonable measures will be taken to assure confidential treatment of such information;

(c) prosecuting or defending litigation;

(d) complying with Applicable Law, including regulations promulgated by securities exchanges;

(e) disclosure to its Affiliates, employees, agents, and independent contractors, and any Sublicensees of Collaboration Technology only on a need-to-know basis and solely in connection with the performance of this Agreement, provided that each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as and no less restrictive than those set forth in this Article 12 prior to any such disclosure;

(f) disclosure of the material terms of this Agreement to any bona fide potential or actual investor, investment banker, acquirer, merger partner, collaborator, sublicensee, distributor, or other potential or actual financial partner; provided that in connection with such disclosure, the disclosing Party shall use all reasonable efforts to inform each disclosee of the confidential nature of such Confidential Information and cause each disclosee to treat such Confidential Information as confidential;

(g) disclosure of any Collaboration results or status reports (including data from any Clinical Trials) to any bona fide potential or actual investor, investment banker, acquirer, merger partner, collaborator, sublicensee, or other potential or actual financial partner; provided that (i) each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as and no less restrictive than those set forth in this Article 12 prior to any such disclosure, and (ii) the disclosing Party submits the contents of such proposed disclosure to the other Party at least [***] prior to such disclosure, but the disclosing Party shall not be required to disclose the identity of the disclosee; and

(h) disclosure pursuant to Section 12.5.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Sections 12.2(a), 12.2(c) or 12.2(d), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use reasonable efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

Notwithstanding the foregoing, either Party may disclose without any limitation such Party’s U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions relating to such Party that are based on or derived from this Agreement, as well as [***] materials [***] relating to such tax treatment or tax structure, except to the extent that nondisclosure of such matters is reasonably necessary in order to comply with applicable securities laws.

12.3 Publicity; Terms of Agreement.

(a) The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Section 12.2 and this Section 12.3. The Parties have agreed to make a joint public announcement of the execution of this Agreement substantially in the form of the press release attached as Exhibit G on or after the Signing Date.

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(b) After release of such joint press release, if either Party desires to make a public announcement concerning the material terms of this Agreement that have not been disclosed in such joint press release, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, except that in the case of a press release or governmental filing required by law (where reasonably advised by the disclosing Party’s counsel), the disclosing Party shall provide the other Party with such advance notice as it reasonably can and shall not be required to obtain approval therefor. A Party commenting on such a proposed press release shall provide its comments, if any, within five (5) business days after receiving the press release for review and the other Party shall give good faith consideration to same. Alder shall have the right to make a press release announcing the achievement of each milestone under this Agreement as it is achieved, and the achievements of Regulatory Approvals as they occur, subject only to the review procedure set forth in the preceding sentence. In relation to BMS’ review of such an announcement, BMS may make specific, reasonable comments on such proposed press release within the prescribed time for commentary, but shall not withhold its consent to disclosure of the information that the relevant milestone or Regulatory Approval has been achieved and triggered a payment hereunder. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that have already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 12.3.

(c) The Parties acknowledge that either or both Parties may be obligated to file under Applicable Law a copy of this Agreement with the SEC or other Government Authorities. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of at least the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of the Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed.

12.4 Publications. Neither Party shall publicly present or publish results of studies carried out under this Agreement (each such presentation or publication a “Publication”) without the opportunity for prior review by the other Party, except to the extent otherwise required by Applicable Law in which case Section 12.2(b) shall apply with respect to disclosures required by the SEC and/or for regulatory filings. The submitting Party shall provide the other Party the opportunity to review any proposed Publication at least thirty [***] prior to the earlier of its presentation or intended submission for publication. The submitting Party agrees, upon request by the other Party, not to submit or present any Publication until the other Party has had [***] to comment on any material in such Publication. The submitting Party shall consider the comments of the other Party in good faith, but will retain the sole authority to submit the manuscript for Publication. The submitting Party shall provide the other Party a copy of the Publication at the time of the submission or presentation. Notwithstanding the foregoing, BMS shall not have the right to publish or present Alder’s Confidential Information without Alder’s prior written consent, and Alder shall not have the right to publish or present BMS’ Confidential Information without BMS’ prior written consent. Each Party agrees to acknowledge the contributions of the other Party, and the employees of the other Party, in all publications as scientifically appropriate. This Section 12.4 shall not limit and shall be subject to Section 12.5.

Nothing contained in this Section 12.4 shall prohibit the inclusion of information in a patent application claiming, and in furtherance of, the manufacture, use, sale or formulation of a Licensed Compound, provided, the non-filing Party is given a reasonable opportunity to review and approve the information to be included prior to submission of such patent application, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties recognize that independent investigators have been engaged, and will be engaged in the future, to conduct Clinical Trials of Licensed Compounds and Products. The Parties recognize that such investigators operate in an academic environment and may release

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information regarding such studies in a manner consistent with academic standards; provided, that each Party will use reasonable efforts to prevent publication prior to the filing of relevant patent applications and to ensure that no Confidential Information of either Party is disclosed.

12.5 Publication and Listing of Clinical Trials and Compliance with other Policies, Orders and Agreements.

(a) The Parties agree to comply, with respect to the Licensed Compounds and Products, with (i) the Pharmaceutical Research and Manufacturers of America (PhRMA) Guidelines on the listing of Clinical Trials and the Publication of Clinical Trial results, (ii) BMS’ Research and Development policy concerning Clinical Trials Registration and Disclosure of Results as amended from time to time, a copy of which policy as currently in effect (Clinical Trial Directive CT DIR 003 effective July 16, 2007) has been provided by BMS to Alder prior to the Signing Date, (iii) the agreement of BMS concerning disclosure of BMS-sponsored clinical trials set forth in [***] entered into by BMS [***] that related to the Bristol-Myers Squibb investigational compound [***], a copy of which [***] is attached hereto as Exhibit H and (iv) any other BMS policies or other policies adopted by it for the majority of its other pharmaceutical products with regard to the same (to the extent the same either are not in direct conflict with the Guidelines, policies and [***] referred to in clauses (i) and (iii) above and, in the case of Alder, to the extent such policies are provided by BMS to Alder in writing).

(b) Disclosure of Grant Requests. Each Party reserves the right to disclose, at its sole discretionthe following information regarding Grant Requests (as defined below): grantee, dates, amount and timing of grant, and subject matter of grant. Neither Party shall have any obligation to notify or seek the consent or approval of the other Party in connection with any such disclosure, provided such disclosure is limited to those items listed in the foregoing sentence or is otherwise required by law. Any items, to the extent such items are Confidential Information of the other Party, that the disclosing Party seeks to disclose in addition to those enumerated in the first sentence shall require the consent of the other Party. For purposes of this paragraph, “Grant Requests” means applications for (i) independent medical education grants, (ii) charitable contributions (e.g., 501(c)(3) contributions) and (iii) other corporate giving activities (excluding research funding). Although these disclosures are currently intended to encompass payments in these three categories that are made in the U.S., they may also include payments made to an organization anywhere in the world, as determined by such disclosing Party based on disclosure standards then prevailing.

12.6 Termination of Prior CDA. This Agreement terminates, as of the Signing Date, the Prior CDA. All Information exchanged between the Parties under the Prior CDA shall be deemed Confidential Information of the corresponding Party under this Agreement and shall be subject to the terms of this Article 12.

13. TERM AND TERMINATION

13.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 13, shall continue until the expiration, on a Product-by-Product and country-by-country basis, of the applicable Royalty Term (including any recommenced Royalty Term pursuant to Section 8.7(a)(i) or (ii)) with respect to the Product and country (the “Term”). Upon such expiration of the Term (i.e., in the case where there is no earlier termination pursuant to this Article 13), on a Product-by-Product and country-by-country basis, the licenses granted to BMS under Article 7 with respect to Alder Know-How shall convert to [***] license solely with respect to the applicable Product and country; all other licenses granted to BMS under Article 7 with respect to the applicable Product and country shall expire upon such expiration of the Term.

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13.2 Termination by BMS at Will or for Safety Reasons.

(a) Licensed Field.

(i) Termination by BMS at Will. BMS may terminate the Agreement as a whole or on a Region-by-Region basis, with respect to all Licensed Products and with respect to the entire Licensed Field, effective upon [***] prior written notice in the case where Approval has not been obtained in the applicable Region for any Licensed Product in the Licensed Field or upon [***] prior written notice in the case where Approval has been obtained in the applicable Region for any Licensed Product in the Licensed Field; provided however, that: (i) BMS may not provide such notice until after the earlier of (1) BMS’ receipt of topline results from the first Phase 2b Clinical Trial for the ALD518 LF Product and (2) [***]; (ii) BMS’ rights with respect to all Licensed Products in the Licensed Field will terminate for all Regions if BMS terminates its rights in the Licensed Field with respect to both the US Region and the Europe Region, or if BMS terminates its rights in the Licensed Field with respect to the US Region or the Europe Region at a time after its rights in the Licensed Field have already been terminated (whether pursuant to this Section 13.2(a) or pursuant to Section 13.3(a) or 13.4(a)) with respect to the Europe Region or the US Region, respectively; and (iii) BMS shall continue to be responsible, for the longer of (1) a period of [***] after the effective date of such termination and (2) the period from the effective date of such termination until [***], for all costs of clinical trials under the Licensed Field Development Plan for any Licensed Product in the Licensed Field in or with respect to the terminated Region(s) that were Initiated prior to the date of the notice of termination. The term “Initiated” as used in this Article 13 in referring to a clinical trial for a Product, means that (i) the first dosing of a human subject in the clinical trial has occurred or (ii) a written agreement for the conduct of the clinical trial has been executed with BMS or its Affiliate or sublicensee (or, with respect to Co-Developed Product, executed by BMS, Alder, an Affiliate or a licensee of Alder) and such agreement and/or the clinical trial pursuant to such agreement cannot be canceled or terminated prior to the first dosing of human subjects in the clinical trial without the payment of a fee (unless BMS elects at its discretion to pay such fees to Alder, in which case such canceled or terminated clinical trial will not be considered to be Initiated regardless as to whether Alder continues such clinical trial). No milestone payments will be due on milestones achieved during the period between the notice of termination and the effective date of termination.

(ii) Termination by BMS for Safety Reasons. BMS may terminate the Agreement in the Licensed Territory as a whole with respect to all Licensed Products and with respect to the entire Licensed Field upon written notice to Alder based on Safety Reasons; such termination for Safety Reasons shall be subject to this Section 13.2(a)(ii) and Section 13.10, unless Alder disputes the existence of a Safety Termination and such dispute is resolved pursuant to Section 16.2 in Alder’s favor, in which case such termination shall be subject to Section 13.2(a)(i). Upon such termination for Safety Reasons, BMS shall be responsible at its expense for the wind-down of any Development (including without limitation any clinical trials for the Licensed Product being conducted by or on behalf of BMS) and any Commercialization activities for the Licensed Products. Such termination shall become effective upon the date that BMS notifies Alder in writing that such wind-down is complete. [***].

(b) Cancer Field.

(i) Termination by BMS at Will. [***], BMS may terminate the Agreement as a whole or on a Region-by-Region basis, with respect to all Cancer Products and with respect to the entire Cancer Field, effective upon [***] prior written notice in the case where Approval has not been obtained in the applicable Region for any Cancer Product in the Cancer Field or upon [***] prior written notice in the case where Approval has been obtained in the applicable Region for any Cancer Product in the

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Cancer Field; provided however, that: (i) BMS’ rights with respect to all Licensed Products in the Licensed Field will terminate for the entire Cancer Territory if BMS terminates its rights in the Licensed Field with respect to the Europe Region; and (ii) BMS shall continue to be responsible, for the longer of (1) a period of [***] after the effective date of such termination and (2) the period from the effective date of such termination until [***], for its share of Cancer Development Costs for clinical trials for any Cancer Product in the Cancer Field in or with respect to the terminated Region(s) that were Initiated prior to the date of the notice of termination. [***].

(ii) Termination by BMS for Safety Reasons. BMS may terminate the Agreement in Cancer Territory as a whole, with respect to all Co-Developed Products and with respect to the entire Cancer Field upon written notice to Alder based on Safety Reasons; such termination for Safety Reasons shall be subject to this Section 13.2(b)(ii) and Section 13.10, unless Alder disputes the existence of a Safety Termination and such dispute is resolved pursuant to Section 16.2 in Alder’s favor, in which case such termination shall be subject to Section 13.2(b)(i). Upon such termination for Safety Reasons, BMS shall be responsible at its expense for the wind-down of any (i) Development activities being conducted by or on behalf of BMS for the Co-Developed Product outside the Joint Cancer Development Plan (i.e., activities for which the costs are not included in the Cancer Development Costs) for the Co-Developed Products in the Cancer Territory and (ii) Commercialization activities for the Co-Developed Products in the Cancer Territory. Such termination shall become effective upon the date that BMS notifies Alder in writing that such wind-down is complete. BMS shall continue to be responsible for its share of Cancer Development Costs after such termination only to the extent that such Cancer Development Costs are incurred to wind-down and discontinue the Development activities under the Joint Cancer Development Plan. No milestone payments will be due on milestones achieved during the period between the notice of termination and the effective date of termination.

(c) As used herein, “Region” means each of: (A) the U.S., Canada and Mexico (the “US Region”); (B) Europe and Russia (the “Europe Region”); (C) Japan; (D) Australia and New Zealand; (E) China, South Korea, and Taiwan; (F) India; (G) all countries in Asia that are not included in (C), (E) or (F); (H) Central America and South America; and (I) the group of all other countries in the Territory.

13.3 Termination by Either Party for Breach.

(a) Breach by BMS.

(i) Licensed Field. Subject to Section 13.3(c) and 13.3(d), Alder shall have the right to terminate this Agreement with respect to all Licensed Products in the Licensed Field in a particular Region upon written notice to BMS if BMS materially breaches any material obligation under this Agreement (other than any breach as described under Section 13.4) that pertains to one or more Licensed Products in the Licensed Field in such Region and, after receiving written notice from Alder identifying such material breach by BMS in reasonable detail, fails to cure such material breach within [***] from the date of such notice (or within [***] from the date of such notice in the event such material breach is solely based upon BMS’ failure to pay any amounts due Alder hereunder); provided however, that: (1) Alder may terminate BMS’ rights with respect to all Licensed Products in the Licensed Field for all Regions if (A) BMS’ material breach with respect to a Licensed Product in the Licensed Field pertains to both the US Region and the Europe Region, (B) BMS’ material breach with respect to a Licensed Product in the Licensed Field pertains to the US Region or the Europe Region at a time after BMS’ rights in the Licensed Field have already been terminated (whether pursuant to this Section 13.3(a) or pursuant to Section 13.2(a) or 13.4(a)) with respect to the Europe Region or the US Region, respectively or (C) BMS’ material breach with respect to a Licensed Product in the Licensed Field

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does not pertain to any particular Region; and (2) BMS shall continue to be responsible, for the longer of (A) a period of [***] after the effective date of such termination and (B) the period from the effective date of such termination [***], for all costs of clinical trials under the Licensed Field Development Plan for any Licensed Product in the Licensed Field in or with respect to the terminated Region(s) that were Initiated prior to the date of the notice of termination.

(ii) Cancer Field. Subject to Section 13.3(c) and 13.3(d), at any time after BMS’ exercise of the Option, Alder shall have the right to terminate this Agreement with respect to all Cancer Products in the Cancer Field in a particular Region upon written notice to BMS if BMS materially breaches any material obligation under this Agreement (other than any breach as described under Section 13.4) that pertains to one or more Cancer Products in the Cancer Field in such Region and, after receiving written notice from Alder identifying such material breach by BMS in reasonable detail, fails to cure such material breach within [***] from the date of such notice (or within [***] from the date of such notice in the event such material breach is solely based upon BMS’ failure to pay any amounts due Alder hereunder); provided however, that: (1) Alder may terminate BMS’ rights with respect to all Cancer Products in the Cancer Field for all Regions if BMS’ material breach with respect to a Cancer Product in the Cancer Field pertains to the Europe Region or does not pertain to any particular Region; and (2) BMS shall continue to be responsible, for the longer of (A) a period of [***] after the effective date of such termination and (B) the period from the effective date of such termination until [***], for its share of Cancer Development Costs for clinical trials for any Cancer Product in the Cancer Field in or with respect to the terminated Region(s) that were Initiated prior to the date of the notice of termination.

(iii) Licensed Field and Cancer Field. Subject to Section 13.3(c) and 13.3(d), Alder shall have the right to terminate this Agreement with respect to all Licensed Products in the Licensed Field in all Regions and, if BMS has exercised the Option, all Cancer Products in the Cancer Field in all Regions upon written notice to BMS if BMS materially breaches any material obligation under this Agreement that is not specific to either Licensed Products or Cancer Products and, after receiving written notice from Alder identifying such material breach by BMS in reasonable detail, fails to cure such material breach within [***] from the date of such notice (or within [***] from the date of such notice in the event such material breach is solely based upon BMS’ failure to pay any amounts due Alder hereunder); provided however, that BMS shall continue to be responsible, for the longer of (1) a period of [***] after the effective date of such termination and (2) the period from the effective date of such termination until [***], for (A) all costs of clinical trials under the Licensed Field Development Plan for any Licensed Product in the Licensed Field that were Initiated prior to the date of the notice of termination and (B) its share of Cancer Development Costs for clinical trials for any Cancer Product in the Cancer Field that were Initiated prior to the date of the notice of termination.

(b) Breach by Alder.

(i) Licensed Field. Subject to Section 13.3(c), BMS shall have the right to terminate this Agreement upon written notice to Alder with respect to all Licensed Products in the Licensed Field in any or all Regions in the Licensed Territory if Alder materially breaches any material obligation under this Agreement with respect to Licensed Products in the Licensed Field and, after receiving written notice from BMS identifying such material breach by Alder in reasonable detail of its obligations under this Agreement, fails to cure such material breach within [***] from the date of such notice.

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(ii) Cancer Field. Subject to Section 13.3(c), at any time after BMS’ exercise of the Option, BMS shall have the right to terminate this Agreement upon written notice to Alder with respect to all Cancer Products in the Cancer Field in any or all Regions in the Cancer Territory if Alder materially breaches any material obligation under this Agreement (other than any breach as described under Section 13.13) and, after receiving written notice from BMS identifying such material breach by Alder in reasonable detail of its obligations under this Agreement, fails to cure such material breach within [***] from the date of such notice.

(iii) Licensed Field and Cancer Field. Subject to Section 13.3(c), BMS shall have the right to terminate this Agreement with respect to all Licensed Products in the Licensed Field in any or all Regions and, if BMS has exercised the Option, all Cancer Products in the Cancer Field in any or all Regions upon written notice to Alder if Alder materially breaches any material obligation under this Agreement that is not specific to either Licensed Products or Cancer Products and, after receiving written notice from Alder identifying such material breach by BMS in reasonable detail, fails to cure such material breach within [***] from the date of such notice.

(c) Disputed Breach. If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 13.3(a) or 13.3(b), and such alleged breaching Party provides the other Party notice of such dispute within [***] after receiving notice of such breach (or [***] after notice if the applicable cure period is [***]), then the non-breaching Party shall not have the right to terminate this Agreement under Section 13.3(a) or 13.3(b) unless and until an arbitrator, in accordance with Article 16, has determined that the alleged breaching Party has materially breached the Agreement and that such Party fails to cure such breach within [***] following such arbitrator’s decision (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within [***] following such arbitrator’s decision). It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

(d) This Section 13.3 shall be subject to and shall not limit the provisions of Section 13.4. For avoidance of doubt, Section 13.3(a) and 13.3(c) shall not apply to a breach (or alleged breach) of BMS’ obligation to use Diligent Efforts as set forth in Section 3.1 or 5.4, which breach shall be subject to Section 13.4.

(e) [***]; provided however, if the allegedly breaching Party provides notice of a dispute pursuant to Section 13.3(c) and such dispute is resolved in a manner in which no termination of the Agreement occurs, then upon such resolution BMS will promptly [***].

13.4 Termination by Alder for Failure of BMS to Use Diligent Efforts.

(a) Licensed Field. Subject to Section 13.4(c) and 13.4(d), Alder shall have the right to terminate this Agreement on a Region-by-Region basis with respect to all Licensed Products in the Licensed Field if BMS is in material breach of its obligation to use Diligent Efforts as set forth in Section 3.1 or 5.4 with respect to such Region; provided however, (i) such license shall not so terminate unless (A) BMS is given [***] prior written notice by Alder of Alder’s intent to terminate, stating the reasons and justification for such termination and recommending steps which Alder believes BMS should take to cure such alleged breach, and (B) BMS, or its Sublicensee, has not (1) during the [***] period following such notice, provided Alder with a plan (reasonably agreed to by Alder) for the diligent Development and/or Commercialization of Licensed Products in the Licensed Field in such Region as set forth in Sections 3.1 and

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5.4 and (2) during the [***] period following such notice carried out such plan and cured such alleged breach by diligently pursuing the Development and/or Commercialization of Licensed Products in the Licensed Field in such Region as set forth in Sections 3.1 and 5.4; (ii) Alder may terminate BMS’ rights with respect to all Licensed Products in the Licensed Field for all Regions if (A) BMS’ material diligence breach with respect to a Licensed Product in the Licensed Field pertains to both the US Region and the Europe Region or (B) BMS’ material diligence breach with respect to a Licensed Product in the Licensed Field pertains to the US Region or the Europe Region at a time after BMS’ rights in the Licensed Field have already been terminated (whether pursuant to this Section 13.4(a) or pursuant to Section 13.2(a) or 13.3(a)) with respect to the Europe Region or the US Region, respectively; and (iii) BMS shall continue to be responsible, for the longer of (A) a period of [***] after the effective date of such termination and (B) the period from the effective date of such termination until [***], for all costs of clinical trials under the Licensed Field Development Plan for any Licensed Product in the Licensed Field in or with respect to the terminated Region(s) that were Initiated prior to the date of the notice of termination. For clarity, it is understood and acknowledged that Diligent Efforts in the Development of a Licensed Product in a particular Region may include sequential implementation of clinical trials and/or reasonable intervals between clinical trials for data interpretation and clinical program planning and approval, to the extent such implementation and/or intervals are appropriate in view of the scientific, technical and commercial factors relevant to Development of such Licensed Product in such Region.

This Section 13.4(a) shall be subject to the following: (x) if BMS is satisfying its obligations to use Diligent Efforts as set forth in Sections 3.1 and 5.4 with respect to Licensed Products in the Licensed Field for any three (3) Major European Countries, then BMS shall be in compliance with such Diligent Efforts obligations with respect to Licensed Products in the Licensed Field in the Europe Region, and Alder shall not have the right to terminate this Agreement with respect to Licensed Products in the Licensed Field in the Europe Region, (y) if the applicable termination event relates to a country outside the EU from which Licensed Product is permitted under Applicable Law in the U.S. to be imported for sale into the U.S. without a BLA approval being obtained in the U.S., then Alder shall not have the right to terminate the license with respect to such country if BMS is then in compliance with its obligations to use Diligent Efforts under Sections 3.1 and 5.4 for Licensed Product with respect to the U.S. and (z) if the applicable termination event relates to a country other than the U.S. from which Licensed Product is permitted under Applicable Law in the EU to be imported for sale into the EU without a MAA approval being obtained in the EU, then Alder shall not have the right to terminate the license with respect to such country if BMS is then in compliance with its obligations to use Diligent Efforts under Sections 3.1 and 5.4 for Licensed Product with respect to the EU.

(b) Cancer Field. Subject to Sections 13.4(c) and 13.4(d), Alder shall have the right to terminate this Agreement on a Region-by-Region basis with respect to all Cancer Products in the Cancer Field if BMS is in material breach of its obligation to use Diligent Efforts as set forth in Section 3.4 or 5.4 with respect to such Region; provided however, (i) such license shall not so terminate unless (A) BMS is given [***] prior written notice by Alder of Alder’s intent to terminate, stating the reasons and justification for such termination and recommending steps which Alder believes BMS should take to cure such alleged breach, and (B) BMS, or its Sublicensee, has not (1) during the [***] period following such notice, provided Alder with a plan (reasonably agreed to by Alder) for the diligent Development and/or Commercialization of Cancer Product in the Cancer Field in such Region as set forth in Sections 3.4 and 5.4 and (2) during the [***] period following such notice carried out such plan and cured such alleged breach by diligently pursuing the Development and/or Commercialization of Cancer Products in the Cancer Field in such Region as set forth in Sections 3.4 and 5.4; (ii) Alder may terminate BMS’ rights with respect to all Cancer Products in the Cancer Field for all Regions if BMS’ material diligence breach with respect to a Cancer Product in the Cancer Field pertains to the Europe Region; and (iii) BMS shall continue to be responsible, for the longer of (A) a period of [***] after the effective date of such termination and (B) the period from the effective date of such termination until [***], for its share of all Cancer Development Costs of clinical trials for any Cancer Product in the Cancer Field in or with respect to the terminated Region(s) that were Initiated prior to the date of the notice of termination. For clarity, it is understood and acknowledged that Diligent Efforts in the Development of a

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Cancer Product in a particular Region may include sequential implementation of clinical trials and/or reasonable intervals between clinical trials for data interpretation and clinical program planning and approval, to the extent such implementation and/or intervals are appropriate in view of the scientific, technical and commercial factors relevant to Development of such Cancer Product in such Region.

This Section 13.4(b) shall be subject to the following: (x) if BMS is satisfying its obligations to use Diligent Efforts as set forth in Sections 3.4 and 5.4 with respect to Cancer Products in the Cancer Field for any [***], then BMS shall be in compliance with such Diligent Efforts obligations with respect to Cancer Products in the Cancer Field [***], and Alder shall not have the right to terminate this Agreement with respect to Cancer Products in the Cancer Field in the Europe Region, and (y) if the applicable termination event relates to a country from which Cancer Product is permitted under Applicable Law in the EU to be imported for sale into the EU without a MAA approval being obtained in the EU, then Alder shall not have the right to terminate the license with respect to such country if BMS is then in compliance with its obligations to use Diligent Efforts under Sections 3.4 and 5.4 for Cancer Product with respect to the EU.

(c) If BMS disputes in good faith the existence or materiality of an alleged breach specified in a notice provided by Alder pursuant to Section 13.4(a) or 13.4(b) (or if the Parties do not agree on a plan as set forth in Section 13.4(a) or 13.4(b)), and BMS provides notice to Alder of such dispute within [***] following such notice provided by Alder, Alder shall not have the right to terminate this Agreement unless and until the existence of such material breach or failure by BMS has been determined in accordance with Article 16 and BMS fails to cure such breach within [***] following such determination. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder. It is further understood and acknowledged that BMS shall remain obligated to pay to AlderHoldings the applicable milestone payment for each milestone achieved with respect to the applicable Region during the period between the notice of termination under this Section 13.4 and the resolution of such dispute, provided such dispute is resolved in a manner in which no termination of the Agreement occurs.

13.5 Effects of Termination of the Agreement with Respect to the Licensed Field. Upon termination of this Agreement by BMS under Section 13.2(a) or 13.10 or by Alder under Section 13.3(a)(i), 13(a)(iii) or 13.4(a), the following shall apply with respect to the terminated Region(s) (in addition to any other rights and obligations under Section 13.2, 13.3, 13.4 and Section 13.8 or otherwise under this Agreement with respect to such termination):

(a) Licenses. The licenses granted to BMS in Section 7.4 shall terminate solely with respect to the Regions in which the termination becomes effective. BMS hereby grants to AlderHoldings, effective only upon such termination, [***] license, with the right to grant sublicenses, under the BMS Technology solely to make[***], use, import, export, offer for sale, and sell Licensed Products under clinical Development and/or are being Commercialized as of the effective date of such termination solely with respect to the Regions in which the termination becomes effective. The BMS Technology licensed to AlderHoldings under this Section 13.5(a) shall not include any Patent that is licensed to BMS and/or its Affiliates by a Third Party under a license agreement unless (1) Alder agrees in writing (after being notified by BMS with respect to the substantive terms of the Third Party license agreement) that such licensed Patent is to being included in the definition of BMS Technology for purposes of being licensed to AlderHoldings under this Section 13.5(a) and (2) AlderHoldings assumes (i) all payment obligations pursuant to such license agreement that are applicable to the Development or Commercialization of Licensed Product and (ii) other obligations of such license agreement that are applicable to sublicensees thereunder in connection with the Development or Commercialization of Licensed Product.

(b) Licensed Product Marks. BMS shall assign (or alternatively, at BMS’ discretion, exclusively license) to AlderHoldings all right, title and interest in and to the Licensed Product Marks solely with respect to the Regions in which the termination becomes effective (excluding any such Licensed Product Marks that include, in whole or part, any corporate name or logo of BMS or its Affiliate or Sublicensee).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) Regulatory Materials. BMS shall transfer and assign to AlderHoldings all Regulatory Materials and Regulatory Approvals for Licensed Products with respect to the Regions in which the termination becomes effective that are Controlled by BMS or its Affiliates or Sublicensees.

(d) Transition Assistance. BMS shall promptly transfer to AlderHoldings all material data relating to any Licensed Product that has not previously been transferred to AlderHoldings or its Affiliates and that was generated by BMS, its Affiliates or Sublicensees in the Development of the Licensed Product. During the [***] period commencing on the effective date of termination, BMS shall offer such assistance as AlderHoldings or its Affiliates may reasonably request in connection with the transfer of such data and Alder shall reimburse BMS for its reasonable out-of-pocket costs incurred in connection with the provision of such assistance.

(e) Royalty to BMS. If this Agreement is terminated after BMS has [***], and launched, a Licensed Product in [***], and unless BMS has terminated this Agreement for Safety Reasons, Alder shall pay BMS a royalty on Net Sales of such Licensed Product in each country during the Royalty Term in such country equal to [***] of the Net Sales of such Licensed Product by Alder or its Affiliates or its (sub)licensees. If this Agreement is terminated before BMS has [***] for, and launched, a Licensed Product in [***], but after [***] for such Licensed Product and unless BMS has terminated this Agreement for Safety Reasons, Alder shall pay BMS a royalty on Net Sales of such Licensed Product in each country during the Royalty Term for the Licensed Product in such country equal to [***] of the Net Sales of such Licensed Product by Alder or its Affiliates or (sub)licensees; provided however, that no such royalty will be due if the Approval for such Licensed Product was not, in part, based upon data from [***]. If this Agreement is terminated before BMS has [***] for a Licensed Product, but after [***] for such Licensed Product and unless BMS has terminated this Agreement for Safety Reasons, Alder shall pay BMS a royalty on Net Sales of such Licensed Product in each country during the Royalty Term for such Licensed Product in such country equal to [***] of the Net Sales of such Licensed Product by Alder or its Affiliates or (sub)licensees; provided however, that no such royalty will be due if the Approval for such Licensed Product was not, in part, based upon data from [***]. The royalties set forth in this Section 13.5(e) shall be subject to the same terms as apply to BMS under Sections 8.6(d), 8.6(e), 8.6(f), and 8.8 through 8.17, mutatis mutandis. For clarity, this Section 13.5(e) shall apply to each country in a terminated Region with respect to Licensed Product for the Licensed Field.

(f) Remaining Inventories. Alder shall have the right to purchase from BMS any or all of the inventory of Licensed Compounds and Licensed Products held by BMS as of the date of termination (that are not committed to be supplied to any Third Party or Sublicensee, in the ordinary course of business, as of the date of termination) at a price equal to BMS’ Manufacturing Costs for such inventory. Alder shall notify BMS in writing within [***] after the date of termination whether Alder elects to exercise such right.

(g) Interim Supply. In the case where Alder notifies BMS in writing within [***] after the date of termination that Alder desires BMS to provide to Alder an interim supply of Licensed Compound and/or Licensed Product, BMS shall use Diligent Efforts to provide such supply in accordance with the terms of this Section 13.5(g). BMS’ obligation to provide such supply under this Section 13.5(g) shall only be for the period of [***] from the date of termination and BMS shall have no obligation to supply Licensed Compound and/or Licensed Product to Alder after such [***] period or, if earlier, Alder’s notification to BMS that Alder has obtained alternative, validated source of supply of Licensed Compound and/or Licensed Product, as applicable. Upon such request by Alder for such interim supply, the

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Parties shall enter into a supply agreement pursuant to which BMS will use Diligent Efforts to supply Licensed Compound and/or Product to Alder for such period ending [***] after the termination date. Alder shall use all reasonable commercial efforts to procure an alternative supply of Licensed Compound and/or Licensed Product as soon as possible following the effective date of the applicable termination. The Licensed Compound and/or Licensed Product shall be supplied at a supply price equal to BMS’ Manufacturing Costs for such Licensed Compound or Product supplied. The supply agreement shall reflect these provisions and shall contain such other customary terms as the Parties deem appropriate.

(h) BMS Negotiation Right. BMS’ right of negotiation as set forth in Section 7.10 shall terminate if the licenses granted to BMS in Section 7.4 terminate with respect to the US Region.

(i) Option. BMS’ Option as set forth in Section 7.9 shall terminate if Alder terminated the Agreement pursuant to Section 13.3(a)(i) or (iii) with respect to BMS’ material breach of any obligation set forth in Section 11.1.

13.6 Effects of Termination of the Agreement with Respect to the Cancer Field. Upon termination of this Agreement by BMS under Section 13.2(b) or 13.10 or by Alder under Section 13.3(a)(ii) or 13.3(a)(iii) or 13.4(b), the following shall apply with respect to the terminated Region(s) (in addition to any other rights and obligations under Section 13.2, 13.3, 13.4 and Section 13.8 or otherwise under this Agreement with respect to such termination):

(a) Licenses. The licenses granted to BMS in Section 7.9 shall terminate solely with respect to the Regions in which the termination becomes effective. BMS hereby grants to AlderHoldings, effective only upon such termination, [***] license, with the right to grant sublicenses, under the BMS Technology solely to make, have made, use, import, export, offer for sale, and sell Cancer Products under clinical Development and/or are being Commercialized as of the effective date of such termination solely with respect to the Regions in which the termination becomes effective. The BMS Technology licensed to AlderHoldings under this Section 13.6(a) shall not include any Patent that is licensed to BMS and/or its Affiliates by a Third Party under a license agreement unless (1) AlderHoldings agrees in writing (after being notified by BMS with respect to the substantive terms of the Third Party license agreement) that such licensed Patent is to being included in the definition of BMS Technology for purposes of being licensed to AlderHoldings under this Section 13.6(a) and (2) AlderHoldings assumes (i) all payment obligations pursuant to such license agreement that are applicable to the Development or Commercialization of Cancer Product in the Cancer Field in the Cancer Territory and (ii) other obligations of such license agreement that are applicable to sublicensees thereunder.

(b) Cancer Product Marks. BMS shall assign (or alternatively, at BMS’ discretion, exclusively license) to AlderHoldings all right, title and interest in and to the Cancer Product Marks solely with respect to the Regions in which the termination becomes effective (excluding any such Cancer Product Marks that include, in whole or part, any corporate name or logo of BMS or its Affiliate or Sublicensee).

(c) Regulatory Materials. BMS shall transfer and assign to AlderHoldings all Regulatory Materials and Regulatory Approvals for Cancer Products with respect to the Regions in which the termination becomes effective that are Controlled by BMS or its Affiliates or Sublicensees.

(d) Transition Assistance. BMS shall promptly transfer to AlderHoldings all material data relating to any Cancer Product that has not previously been transferred to AlderHoldings or its Affiliates and that was generated by BMS, its Affiliates or Sublicensees in the Development of the Cancer Product. During the [***] period commencing on the effective date of termination, BMS shall offer such assistance as AlderHoldings or its Affiliates may reasonably request in connection with the transfer of such data and Alder shall reimburse BMS for its reasonable out-of-pocket costs incurred in connection with the provision of such assistance.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(e) Royalty to BMS. If this Agreement is terminated after [***] for, and launched, a Cancer Product in the EU, and unless BMS has terminated this Agreement for Safety Reasons, Alder shall pay BMS a royalty on Net Sales of such Cancer Product in each country in the terminated Region during the Royalty Term in such country equal to [***] of the Net Sales of such Cancer Product by Alder or its Affiliates or its (sub)licensees. If this Agreement is terminated before [***] for, and launched, a Cancer Product in the EU, but after the [***] for such Cancer Product and unless BMS has terminated this Agreement for Safety Reasons, Alder shall pay BMS a royalty on Net Sales of such Cancer Product in each country in the terminated Region during the Royalty Term for the Cancer Product in such country equal to [***] of the Net Sales of such Cancer Product by Alder or its Affiliates or (sub)licensees; provided however, that no such royalty will be due if such Cancer Product was not, in part, based upon [***]. The royalties set forth in this Section 13.6(e) shall be subject to the same terms as apply to BMS under Sections 8.6(d), 8.6(e), 8.6(f), and 8.8 through 8.17, mutatis mutandis. For clarity, this Section 13.6(e) shall apply to each country in a terminated Region with respect to Cancer Product for the Cancer Field. For further clarity, this Section 13.6(e) shall not be interpreted as requiring Alder to make any payments to BMS with respect to Net Sales of Cancer Product in the United States by Alder or its Affiliates or sublicensees.

(f) Remaining Inventories. Alder shall have the right to purchase from BMS any or all of the inventory of Licensed Compounds and Cancer Products held by BMS as of the date of termination (that are not committed to be supplied to any Third Party or Sublicensee, in the ordinary course of business, as of the date of termination) at a price equal to BMS’ Manufacturing Costs for such inventory. Alder shall notify BMS in writing within [***] after the date of termination whether Alder elects to exercise such right.

(g) Interim Supply. In the case where Alder notifies BMS in writing within [***] after the date of termination that Alder desires BMS to provide to Alder an interim supply of Licensed Compound and/or Cancer Product, BMS shall use Diligent Efforts to provide such supply in accordance with the terms of this Section 13.6(g). BMS’ obligation to provide such supply under this Section 13.6(g) shall only be for the period of [***] from the date of termination and BMS shall have no obligation to supply Licensed Compound and/or Cancer Product to Alder after such [***] or, if earlier, Alder’s notification to BMS that Alder has obtained alternative, validated source of supply of Licensed Compound and/or Cancer Product, as applicable. Upon such request by Alder for such interim supply, the Parties shall enter into a supply agreement pursuant to which BMS will use Diligent Efforts to supply Licensed Compound and/or Product to Alder for such period ending [***] after the termination date,. Alder shall use all reasonable commercial efforts to procure an alternative supply of Licensed Compound and/or Cancer Product as soon as possible following the effective date of the applicable termination. The Licensed Compound and/or Cancer Product shall be supplied at a supply price equal to BMS’ Manufacturing Costs for such Licensed Compound or Cancer Product supplied. The supply agreement shall reflect these provisions and shall contain such other customary terms as the Parties deem appropriate.

(h) BMS Negotiation Right. BMS’ right of negotiation as set forth in Section 7.10 shall terminate.

13.7 Termination by BMS for Alder’s Material Breach.

(a) Licensed Field. If BMS terminates this Agreement under Section 13.3(b)(i) or (iii) on account of Alder’s uncured material breach with respect to Licensed Products in the Licensed Field at a time when the Option has expired without exercise, then this Agreement, including the licenses granted to BMS in Section 7.4 and the right of negotiation set forth in Section 7.10, shall terminate and the only provisions that will survive such termination are those set forth in Section 13.12. If BMS terminates this Agreement under Section 13.3(b)(i) or (iii) on account of Alder’s uncured material breach with respect to Licensed Products in the Licensed Field after BMS’ exercise of the Option or at a time prior to the expiration of the Option, then this Agreement shall terminate with respect to all Licensed Products in the Licensed Field in all Regions and all licenses granted to BMS in Section 7.4 shall terminate.

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(b) Cancer Field. If BMS terminates this Agreement under Section 13.3(b)(ii) or (iii) on account of Alder’s uncured material breach with respect to Cancer Products in the Cancer Field, then this Agreement shall terminate with respect to all Cancer Products in the Cancer Field in all Regions, all licenses granted to BMS in Section 7.9 shall terminate and BMS’ right of negotiation as set forth in Section 7.10 shall terminate.

13.8 Termination as to One or More Regions. If a Party terminates this Agreement as to all Licensed Products in the Licensed Field for one or more Regions but not as to the entire Licensed Territory, then upon the effective date of such termination, the Licensed Territory shall be deemed to exclude such terminated Region(s), and this Agreement shall continue in force and effect as to Licensed Products in the Licensed Field solely for the non-terminated Region(s), if any. If a Party terminates this Agreement as to all Cancer Products in the Cancer Field for one or more Regions but not as to the entire Cancer Territory, then upon the effective date of such termination, the Cancer Territory shall be deemed to exclude such terminated Region(s), the Alder Cancer Territory shall be deemed to include such terminated Regions, and this Agreement shall continue in force and effect as to Cancer Products in the Cancer Field for the non-terminated Region(s), if any.

13.9 Assignment Back to AlderHoldings of Ex-US Core Patents. Upon termination of this Agreement for any reason with respect to any or all Regions with respect to the Licensed Product, BMS shall assign and does hereby assign to AlderHoldings or AlderHoldings’ designee its entire right, title and interest in and to each Ex-US Core Patent to which BMS obtained ownership rights pursuant to Section 7.2 for each terminated Region, and BMS appoints AlderHoldings its attorney in fact solely to make such re-assignments and authorizes AlderHoldings to make such re-assignments. In each case, BMS shall execute and deliver to AlderHoldings a deed(s) of such assignment, in a mutually agreeable form, within [***] after the effective date of termination. AlderHoldings shall be responsible for recording all such assignments and BMS and its successors and assigns shall (a) reasonably cooperate with AlderHoldings’ efforts to do so, including satisfying the assignment and recording requirements of relevant patent offices and (b) reimburse AlderHoldings for all documented out-of-pocket expenses incurred by AlderHoldings in connection with this Section 13.9. In addition, BMS hereby grants AlderHoldings an [***] license under its interest in the Ex-US Core Patents during the period from the effective date of the applicable termination until the applicable Ex-US Core Patents are actually re-assigned to AlderHoldings.

13.10 Exception for Termination for Safety Reasons. Any license granted to AlderHoldings and any obligation of BMS to supply Licensed Products under Section 13.5(g) or Cancer Products under Section 13.6(g) shall be of no force or effect with respect to any given Licensed Product or Cancer Product where BMS’ termination of Development and/or Commercialization of such Licensed Product or Cancer Product was due to Safety Reasons. “Safety Reasons” means it is BMS’ reasonable belief, after due inquiry and in a manner consistent with BMS’ then-current decision-making policies and procedures with respect to such a determination, that there is an [***] based upon: (i) [***] data, including data from [***]; or (ii) the observation of [***] after a Licensed Product or Cancer Product has been administered to or taken [***]. BMS shall provide Alder with all relevant data for such terminated Licensed Product or Cancer Product but shall not be obligated to assign to Alder any Regulatory Filings relating to such terminated Licensed Product or Cancer Product (but for clarity, shall assign the Ex-US Core Patents back to Alder). If Alder does not agree with BMS’ opinion that BMS’ termination was due to Safety Reasons, such dispute shall be handled in accordance with Section 16.2.

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13.11 Other Remedies. Termination or expiration of this Agreement for any reason shall not release either Party from any liability or obligation that already has accrued prior to such expiration or termination, nor affect the survival of any provision hereof to the extent it is expressly stated to survive such termination. Termination or expiration of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, that a Party may have hereunder or that may arise out of or in connection with such termination or expiration.

13.12 Survival. Termination or expiration of this Agreement shall not affect rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration of this Agreement. Notwithstanding anything to the contrary, the following provisions shall survive and apply after expiration or termination of this Agreement: Sections 2.10, 2.11 (with respect to any payment incurred or accrued prior to such expiration or termination), 3.3 (with respect to any payment incurred or accrued prior to such expiration or termination), 4.1(a) (with respect to any payment incurred or accrued prior to such expiration or termination), 6.3 (with respect to any payment incurred or accrued prior to such expiration or termination), 6.4 (with respect to any payment incurred or accrued prior to such expiration or termination), 7.1, 7.3(g), 7.8, 7.14, 8.2 (with respect to any payment incurred or accrued prior to such expiration or termination), 8.14, 8.15, 8.16, 9.2, 9.3(c), 9.4 (but only with respect to Joint Patents that are not Alder Patents), 17.1, 17.5, 17.13, 17.14 and 17.16 and Articles 12 (other than Sections 12.4 and 12.5), 13 (other than Sections 13.13 and 13.14(b)), 15 and 16 (other than Section 16.1, it being understood that after such expiration or termination, all disputes under this Agreement shall be settled pursuant to Section 16.2). In addition, the other applicable provisions of Article 8 shall survive to the extent required to make final payments with respect to Net Sales incurred or accrued prior to the date of termination or expiration. For any surviving provisions requiring action or decision by a Committee or an Executive Officer, each Party will appoint representatives to act as its Committee members or Executive Officer, as applicable. All provisions not surviving in accordance with the foregoing shall terminate upon expiration or termination of this Agreement and be of no further force and effect.

13.13 Effect of Alder’s Breach of Payment Obligation for Cancer Development Costs.

(a) In the event that Alder breaches its obligation to pay for its share of Cancer Development Costs in accordance with Section 3.7 and, after receiving written notice from BMS identifying such material breach in reasonable detail, fails to cure such material breach within [***] from the date of such notice, then, subject to Section 13.13(b) and in addition to and without limiting BMS’ right under Section 13.3(b)(ii), for as long as Alder continues to owe to BMS and remains unable to pay to BMS any portion of Alder’s share of Cancer Development Costs, BMS (i) may take over responsibility from Alder for the Development of Co-Developed Product in the Cancer Field and (ii) may credit, against any payment due to Alder pursuant to Section 8.3, 8.4, 8.5 or 8.6, an amount equal to (w) such owed amount plus interest calculated in accordance with Section 8.16 if the original due date for such amount was [***] or less before the date the credit is taken or (x) [***] of such owed amount if the original due date for such amount was more than [***] before the date the credit is taken. In the case where Alder pays to BMS the amount owed prior to BMS taking the foregoing credit, Alder shall pay an amount equal to (y) such owed amount plus interest calculated in accordance with Section 8.16 if the original due date for such amount was [***] or less before the date the payment is made to BMS or (2) [***] of such owed amount if the original due date for such amount was more than [***] before the date the payment is made to BMS.

(b) If Alder disputes in good faith the existence of a breach specified in a notice provided by BMS in accordance with Section 13.13(a), and Alder provides BMS notice of such dispute within [***] after receiving notice of such breach, then BMS shall not have the right to invoke the provisions of Section 13.13(a) clauses (i) or (ii) unless and until an audit has been conducted in accordance with Section 3.7(e) confirming any amount owed by Alder to BMS and Alder fails to pay any such amount confirmed to be owed within [***] following the auditor’s determination of the amount owed, provided that in the case where there is a dispute as to whether certain costs are properly included in the Cancer Development Costs, such dispute shall be subject to resolution under Article 16 and then BMS shall not have the right to invoke the provisions of Section 13.13(a) clauses (i) or (ii) unless and until an arbitrator has made a determination with respect to such dispute in accordance with Article 16.

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(c) If Alder has not demonstrated its ability to pay for its share of Cancer Development Costs in accordance with Section 3.7 within [***] following BMS’ notice under Section 13.13(a), then upon written notice and request by BMS, Alder shall proceed with good faith efforts to negotiate and enter into a License with BMS or a Third Party.

13.14 Termination of the Cancer Development Program.

(a) Termination by BMS Without Cause. In the case where BMS desires to discontinue further participation in the Cancer Development Program and Alder desires to continue Development of the Cancer Product, BMS may terminate the Cancer Development Program and its rights with respect to the Cancer Field in accordance with Section 13.2, provided that BMS shall continue to be responsible for its share of all Cancer Development Costs incurred by Alder after the effective date of such termination for the period of [***] following such date of termination or, if longer, until [***]. All licenses granted to BMS upon exercise of the Option shall terminate, and the Alder Cancer Territory [***], upon the effective date of such termination. Thereafter, the provisions of Sections 3.5, 3.6 and 3.7 shall apply as if BMS never exercised such Option.

(b) Termination by Alder Without Cause. In the case where Alder desires to discontinue further participation in the Cancer Development Program and BMS desires to continue Development of the Cancer Product, the Cancer Development Program shall terminate upon [***] prior written notice by Alder to BMS. Effective upon the effective date of such termination, BMS shall be solely responsible for the Development of the Cancer Product in the Cancer Territory at its sole expense, and the Cancer Territory [***] and the following additional milestone payments would be payable under Section 8.4: $[***] upon [***] for the Cancer Product and $[***] upon [***] for the Cancer Product.

(c) Mutual Termination. In the case where the Parties mutually agree through the JEC to discontinue the Cancer Development Program and discontinue further Development of the Cancer Product, the Parties will wind-down and cease such Development activities in accordance with a plan approved by the JEC.

14. REPRESENTATIONS AND WARRANTIES AND COVENANTS

14.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as of the Signing Date as follows:

(a) It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including, without limitation, the right to grant the licenses granted by it hereunder.

(b) It has the full corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. It has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

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(c) It is not a party to and will not during the Term enter into any agreement or to any outstanding order, judgment or decree of any court or administrative agency that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under this Agreement.

(d) In the course of the Development of Products, such Party has not used prior to the Signing Date and shall not use, during the Term, any employee, agent or independent contractor [***], or, to the best of such Party’s knowledge, [***].

14.2 Representations and Warranties by Alder. Alder hereby represents, warrants and, where denoted below, covenants to BMS as follows:

(a) As of the Signing Date, AlderHoldings has sufficient legal and/or beneficial title, ownership or license, free and clear from any mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or claims of any kind, of the Alder Technology existing as of the Signing Date to grant the licenses to BMS as purported to be granted pursuant to this Agreement. As of the Signing Date, AlderHoldings is the sole owner of all right, title and interest in and to (free and clear from any mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or claims of any kind) the Core Patents listed on Exhibit B.

(b) As of the Signing Date, Alder has not received any written notice from any Third Party asserting or alleging that any research or development of Licensed Compounds or Products by Alder prior to the Signing Date infringed or misappropriated the intellectual property rights (including any trade secrets) of such Third Party. To Alder’s knowledge as of the Signing Date, the Alder Technology existing as of the Signing Date was not obtained in violation of any contractual or fiduciary obligation owed by Alder or its employees or agents to any Third Party.

(c) As of the Signing Date and to Alder’s knowledge, and except as disclosed by Alder in writing to BMS’ in-house patent counsel prior to the Signing Date, the research, development, manufacture, use and sale after the Signing Date of ALD518 can be carried out in the manner reasonably contemplated as of the Signing Date (as set forth in Exhibits C and D) without infringing any published patent applications (evaluating such patent applications as though they were issued with the claims as published as of the Signing Date) or patents owned or controlled by a Third Party. As of the Signing Date, and to Alder’s knowledge, and except as disclosed by Alder in writing to BMS’ in-house patent counsel prior to the Signing Date, the research, development, manufacture and use prior to the Signing Date of ALD518 by or on behalf of Alder has been carried out without infringing any published patent applications (evaluating such patent applications as though they were issued with the claims as published as of the Signing Date) or patents owned or controlled by a Third Party.

(d) As of the Signing Date, there are no pending, and to Alder’s knowledge no threatened, actions, suits or proceedings against Alder involving the Alder Technology, Licensed Compounds or Products.

(e) As of the Signing Date and to Alder’s knowledge, there are no activities by Third Parties that would constitute infringement or misappropriation of the Alder Technology existing as of the Signing Date (in the case of pending claims, evaluating them as if issued as of the Signing Date).

(f) As of the Signing Date, it has no knowledge from which it would have reason to conclude that the Alder Patents issued as of the Signing Date are invalid. To Alder’s knowledge, the claims included in any issued Alder Patents are valid and in full force and effect as of the Signing Date.

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(g) Except pursuant to an agreement entered into by Alder with any contract research organization or other vendor of Development services, or any contract manufacturing agreement, as of the Signing Date it has not granted (and Alder covenants that during the Term it shall not grant, except in accordance with the express terms and conditions of this Agreement) any license or any option for a license under the Alder Technology to any Third Party to make, use or sell any Licensed Compound or Products in any country in the Licensed Territory. As of the Signing Date it has not granted (and Alder covenants that during the Term it shall not grant) to any Third Party any right or option to enforce or obtain any patent term extension for any of the Core Patents listed on Exhibit B; provided however, that AlderHoldings may grant such a right or option to any Third Party pursuant to a License entered into in accordance with Sections 7.10 and 7.11.

(h) Alder has disclosed in writing to BMS’ in-house legal counsel (i) all Alder Patents existing as of the Signing Date that would be infringed by the manufacture using the Existing Process, use or sale of ALD518 (or products containing ALD518 in the form existing as of the Signing Date) by BMS, but for the licenses granted in this Agreement, and (ii) the jurisdiction(s) by or in which each such Alder Patent has been issued or in which an application for such Alder Patent has been filed, together with the respective Patent or application numbers. As of the Signing Date, all fees required to be paid prior to the Signing Date to maintain such issued Alder Patent rights have been paid.

(i) Except for any Alder Patents licensed to Alder by a Third Party, to the knowledge of Alder as of the Signing Date, no person, other than former or current employees of Alder who are obligated in writing to assign his/her inventions to AlderHoldings (either directly or through AlderBio), is an inventor of any of the inventions claimed in the Alder Patents filed or issued as of the Signing Date, except for those Third Party inventors of those inventions that fall within the Alder Technology Controlled by AlderHoldings and as to which AlderHoldings has obtained an assignment (either directly or through AlderBio) as of the Signing Date. To the knowledge of Alder as of the Signing Date, all inventors of any inventions included within the Alder Technology that is existing as of the Signing Date and is not licensed to AlderHoldings (either directly or through AlderBio) by a Third Party have assigned or have a contractual obligation to assign their entire right, title and interest in and to such inventions and the corresponding Patent rights to AlderHoldings (either directly or through AlderBio).

(j) The development of ALD518 has been conducted prior to the Signing Date by Alder and its Affiliates and, to the knowledge of Alder, its independent contractors, in compliance in all material respects with all Applicable Law, including all public health, environmental, and safety provisions thereof.

(k) To Alder’s knowledge as of the Signing Date, all ALD518 used in Clinical Trials prior to the Signing Date was manufactured in compliance with cGMPs.

(l) As of the Signing Date, (i) to Alder’s knowledge, all Regulatory Materials filed by Alder with respect to ALD518 (including without limitation the INDs therefor) were, at the time of filing, true, complete and accurate in all material respects, (ii) no serious adverse event information has come to the attention of Alder that is materially different in terms of the incidence, severity or nature of such serious adverse events than that which was filed as safety updates to the IND for ALD518 and (iii) to the knowledge of Alder, all written data summaries prepared by Alder that were included in such Regulatory Materials and that are based on clinical studies conducted or sponsored by Alder accurately summarize in all material respects the corresponding raw data underlying such summaries.

(m) As of the Signing Date, Alder has disclosed to BMS all material information known to Alder with respect to the safety and efficacy of ALD518 from nonclinical and/or clinical studies.

(n) As of the Signing Date, Alder has not received any written notice which has, or reasonably should have, led it to believe that any of the INDs for ALD518 are not currently in good standing with the applicable Regulatory Authorities. Alder has made available to BMS complete and accurate copies of

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all INDs for ALD518 filed prior to the Signing Date. As of the Signing Date, Alder has filed with the applicable Regulatory Authorities all required notices, supplemental applications and annual or other reports or documents, including adverse experience reports, with respect to each IND which are material to the continued Development of ALD518.

(o) As of the Signing Date, Alder has not received any written notice that any United States governmental or regulatory agency (including the FDA) or other Regulatory Authority has commenced, or, to its knowledge, threatened in writing to initiate any action to withdraw an IND, or, to Alder’s knowledge, commenced or threatened in writing to initiate any action to enjoin production of ALD518 at any of its supplier’s facilities.

(p) Alder has made available to BMS copies of all material (a) reports of inspection observations, if any, relating to ALD518, received by Alder prior to the Signing Date, (b) establishment inspection reports relating to ALD518 received by Alder prior to the Signing Date, and (c) warning letters relating to ALD518 received by Alder prior to the Signing Date, if any, as well as any other documents, if any, received prior to the Signing Date by Alder or any of its Affiliates, or to its knowledge as of the Signing Date, its suppliers from the applicable Regulatory Authorities relating to ALD518 or arising out of the Development of same that assert past or ongoing material lack of compliance with any Applicable Laws or regulatory requirements (including those of the FDA) by Alder or its Affiliates, and to its knowledge as of the Signing Date, its suppliers relating to clinical Development of ALD518.

(q) To Alder’s knowledge as of the Signing Date, neither it, any of its Affiliates, or any of its or their respective officers, employees, or agents has made an untrue statement of material fact or fraudulent statement to FDA or any other Regulatory Authority prior to the Signing Date with respect to the Development of ALD518, failed to disclose a material fact required to be disclosed to the FDA or any other Regulatory Authority prior to the Signing Date with respect to the Development of ALD518, or committed an act, made a statement, or failed to make a statement prior to the Signing Date with respect to the Development of ALD518 that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto.

14.3 Representations and Warranties by BMS. BMS hereby represents and warrants to Alder that, to the knowledge of BMS, there do not exist any BMS Patents as of the Signing Date.

14.4 Disclaimer. Each Party understands that the Licensed Compounds and Products are the subject of ongoing clinical research and development and that the other Party cannot assure the safety or usefulness of the Licensed Compounds or Products will not change from what is currently known. In addition, Alder makes no warranties except as set forth in this Article 14 concerning the Alder Technology, and BMS makes no warranties except as set forth in this Article 14 concerning the BMS Technology.

14.5 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 14, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

15. INDEMNIFICATION AND LIMITATION OF LIABILITY

15.1 Indemnification by Alder. Alder shall defend, indemnify, and hold BMS, its Affiliates, and their respective officers, directors, employees, and agents (the “BMS Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any [***]

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[***] (collectively, “BMS Damages”), all to the extent resulting from any claims, suits, proceedings or causes of action brought by such Third Party (collectively, “BMS Claims”) against such BMS Indemnitee that arise from or are based on: (a) a breach of any of Alder’s representations, warranties, and obligations under this Agreement; (b) the willful misconduct or negligent acts of Alder, its Affiliates, or the officers, directors, employees, or agents of Alder or its Affiliates; (c) commercialization of Cancer Product by Alder or its licensees (or their respective Affiliates) in or with respect to the Alder Cancer Territory or the manufacture, storage, handling, use, sale, offer for sale, and importation of Cancer Product in connection therewith; (d) the research or Development of Cancer Product by Alder or its licensees (or their respective Affiliates) in or with respect to the Alder Cancer Territory before BMS exercises its Option or if BMS does not exercise its Option, or the manufacture, storage, handling, use, sale, offer for sale, and importation of Cancer Product in connection therewith; and/or (e) the practice under or use of the licenses granted by BMS to Alder under Section 13.5(a) by or for Alder its Affiliates, or the officers, directors, employees, or agents of Alder or its Affiliates or their successors. The foregoing indemnity obligation shall not apply if the BMS Indemnitees materially fail to comply with the indemnification procedures set forth in Section 15.3, or to the extent that such BMS Claim is subject to indemnity pursuant to Section 15.2 and/or is based on or alleges: (i) a breach of any of BMS’ representations, warranties, and obligations under this Agreement, (ii) the willful misconduct or negligent acts of BMS or its Affiliates, or the officers, directors, employees, or agents of BMS or its Affiliates or (iii) a breach by BMS or its Affiliates of an obligation under an agreement between BMS or its Affiliates and a Third Party.

15.2 Indemnification by BMS. BMS shall defend, indemnify, and hold Alder, its Affiliates, and each of their respective officers, directors, employees, and agents, (the “Alder Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant[***] (collectively, “Alder Damages”), all to the extent resulting from any claims, suits, proceedings or causes of action brought by such Third Party (collectively, “Alder Claims”) against such Alder Indemnitee that arise from or are based on: (a) the Development, manufacture (other than in accordance with applicable specifications, GMP and other Applicable Law), storage, handling, use, sale, offer for sale, and importation of Licensed Products by BMS or its Affiliates, or Sublicensees in or with respect to the Licensed Territory; (b) a breach of any of BMS’ representations, warranties, and obligations under the Agreement; (c) the commercialization of Co-Developed Product in the Cancer Territory or the manufacture, storage, handling, use, sale, offer for sale and importation of Co-Developed Product in connection therewith; (d) if BMS exercises the Option, the research or Development of Cancer Product by BMS or its sublicensees (or their respective Affiliates) outside the scope of the U.S. Co-Developed Product Development, or the manufacture, storage, handling, use, sale, offer for sale, and importation of Cancer Product in connection therewith; and/or (e) the willful misconduct or negligent acts of BMS or its Affiliates, or the officers, directors, employees, or agents of BMS or its Affiliates. The foregoing indemnity obligation shall not apply if the Alder Indemnitees materially fail to comply with the indemnification procedures set forth in Section 15.3, or to the extent that any Alder Claim is subject to indemnity pursuant to Section 15.1 and/or is based on or alleges: (i) a breach of any of Alder’s representations, warranties, and obligations under this Agreement, (ii) the willful misconduct or negligent acts of Alder, its Affiliates, or their officers, directors, employees, or agents or (iii) a breach by Alder or its Affiliates of an obligation under an agreement between Alder or its Affiliates and a Third Party.

15.3 Indemnification Procedures. The Party claiming indemnity under this Article 15 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the claim, suit, proceeding or cause of action for which indemnity is being sought (“Claim”). The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. So long as the Indemnifying Party is

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actively defending the Claim in good faith, the Indemnified Party shall not settle any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 15.

15.4 Limitation of Liability. EXCEPT FOR AMOUNTS PAYABLE TO THIRD PARTIES BY A PARTY FOR WHICH IT SEEKS REIMBURSEMENT OR INDEMNIFICATION PROTECTION FROM THE OTHER PARTY PURSUANT TO SECTIONS 15.1 AND 15.2, AND EXCEPT FOR BREACH OF ARTICLE 12 HEREOF, IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF PROFITS OR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THE AGREEMENT, UNLESS SUCH DAMAGES ARE DUE TO THE FRAUD OF THE LIABLE PARTY (INCLUDING FRAUD WITH RESPECT TO A PARTY’S REPRESENTATIONS AND WARRANTIES IN ARTICLE 14).

15.5 Collaboration Disclaimer. EXCEPT AS PROVIDED IN ARTICLE 14, BMS EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITH RESPECT TO ANY COMPOUNDS OR INFORMATION (AND ANY PATENT RIGHTS OBTAINED THEREON) IDENTIFIED, MADE OR GENERATED BY BMS AS PART OF THE COLLABORATION OR OTHERWISE MADE AVAILABLE TO ALDER PURSUANT TO THE TERMS OF THE AGREEMENT. EXCEPT AS PROVIDED IN ARTICLE 14, ALDER EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITH RESPECT TO ANY COMPOUNDS OR INFORMATION (AND ANY PATENT RIGHTS OBTAINED THEREON) IDENTIFIED, MADE OR GENERATED BY ALDER AS PART OF THE COLLABORATION OR OTHERWISE MADE AVAILABLE TO BMS PURSUANT TO THE TERMS OF THE AGREEMENT.

15.6 Liability in Connection with Development of Cancer Product. If BMS exercises its Option, any Alder Damages and/or BMS Damages to the extent resulting from any claims, suits, proceedings or causes of action brought by a Third Party arising from the research or Development of the Co-Developed Product as part of the U.S. Co-Developed Product Development, or the manufacture, storage, handling, use, sale, offer for sale, and importation of Cancer Product in connection therewith, shall be deemed Cancer Development Costs and shared between Alder and BMS at a ratio of [***] to Alder and [***] to BMS as set forth in Section 3.7(a).

15.7 Insurance. Each Party shall procure and maintain a program of self-insurance and insurance, including product liability insurance, with respect to its activities hereunder and which are consistent with normal business practices of prudent companies similarly situated to such Party at all times during which any Product is being clinically tested in human subjects or commercially distributed or sold. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 15. Each Party shall provide the other with written evidence of such insurance upon request. Each Party shall provide the other with written notice at least [***] prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

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16. DISPUTE RESOLUTION

16.1 Dispute Resolution.Disputes; Resolution by Executive Officers. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement that relate to decisions to be made by one or more of the Committees provided for herein or to the Party’s respective rights and/or obligations hereunder. It is the desire of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration or litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 16 if and when a dispute arises under this Agreement, subject to Section 16.6.

Accordingly, any disputes, controversies or differences, other than a matter within the final decision-making authority of a Party and which is expressly stated as not subject to resolution by the JEC (at a Committee level or otherwise), which may arise between the Parties out of or in relation to or in connection with this Agreement shall be promptly presented to the Alliance Managers and the JEC for resolution. If the Alliance Managers and JEC are unable to resolve such dispute within [***] after a matter has been presented to it, then upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof , which good faith efforts shall include at least one in-person meeting between the Executive Officers of each Party within[***] after receipt by the other Party of such written notice. If the matter is not resolved within [***] following presentation to the Executive Officers, then:

(a) if a Party has final decision-making authority with respect to such matter, as expressly stated in this Agreement following attempted resolution by the JEC and Executive Officers, then such Party shall make such final decision;

(b) if such dispute, controversy or difference involves an Arbitrable Matter, either Party may invoke the provisions of Section 16.2;

(c) if such dispute, controversy or difference involves a Litigable Matter, either Party may pursue such remedies as it may deem necessary or appropriate;

(d) if such dispute, controversy or difference relates to the Development of the Cancer Product under the then-current Joint Cancer Development Plan after BMS has exercised the Option, then, except where expressly provided to the contrary in this Agreement, neither Party shall have final decision-making authority, and to the extent applicable and reflected in the then-current Joint Cancer Development Plan and Cancer Development Budget, the status quo as reflected in the then-current Joint Cancer Development Plan and Cancer Development Budget shall be maintained, it being understood that nothing in this Section 16.1(d) shall limit in any way the right of either Party to conduct a Proposed Study which is not a Rejected Study;

(e) if such dispute, controversy or difference relates to the selection of the Cancer Product Mark under Section 10.2(b), then neither Party shall have final decision-making authority and such proposed Cancer Product Mark shall not be used;

(f) if such dispute, controversy or difference relates to a decision as to whether to initiate a Clinical Trial or a non-clinical study [***] proposed to be conducted by Alder for a Cancer Product containing ALD518 (including any Proposed Study proposed by Alder for a Co-Developed Product containing ALD518), and BMS reasonably believes that the results of such proposed Clinical Trial or non-clinical study are likely to have a material adverse impact on the target product profile for the Licensed Product with respect to any immunological indication (including but not limited to the RA Indication) (an “Adverse Impact”), and BMS has provided to Alder in writing, within the applicable timeframe specified in Section 3.5(e) after Alder has provided to BMS the information specified in Section 3.5(e) with respect to the proposed Clinical Trial or non-clinical study for Cancer Product for the Alder

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Cancer Territory or within [***] after Alder has provided to BMS in accordance with Section 3.6 the Study Information with respect to the proposed Clinical Trial or non-clinical study for a Co-Developed Product, whichever is applicable, an explanation and basis for such belief; then BMS shall have final decision-making authority with respect to whether or not Alder shall have the right to conduct such proposed Clinical Trial or non-clinical study, provided that where Alder disagrees with any such decision by BMS in its final decision-making, Alder shall have the right to submit such dispute, controversy or difference to arbitration in accordance with Section 16.3 and Alder may proceed with such proposed Clinical Trial or non-clinical study if the arbitrator determines that such proposed Clinical Trial or non-clinical study would not be likely to have an Adverse Impact; and

(g) if such dispute, controversy or difference relates to whether the results of a non-clinical study or Clinical Trial proposed by BMS with respect to the Licensed Product containing ALD518 is likely to have a “material adverse impact” under Section 3.2(f), then BMS shall have the final say with respect to such matter and proceed with its proposed Clinical Trial or non-clinical study; provided however, that Alder shall have the right, at its own cost, to consult with one or more Third Party experts in oncology and/or immunology with respect to such matter and, if such issue is presented to the JEC and Alliance Managers, to bring into such Third Party experts into such deliberations, including presenting their opinions with respect to such matter to the JEC and Alliance Managers, and BMS’ Alliance Managers, JEC representatives and Executive Officer shall give due consideration to such Third Party opinion.

16.2 Arbitration. Any Arbitrable Matter that is not resolved pursuant to Section 16.1, except for a dispute, claim or controversy under Section 16.11 or one to which arbitration under Section 16.3 applies, [***] arbitration to be conducted as set forth below in this Section 16.2.

(a) Either Party, following the end of the [***] period referenced in Section 16.1, may refer such issue to arbitration by submitting a written notice of such request to the other Party. Promptly following receipt of such notice, the Parties shall meet and discuss in good faith and agree on an arbitrator to resolve the issue, which arbitrator shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in licensing and partnering agreements in the pharmaceutical and biotechnology industries, shall have appropriate experience with respect to the matter(s) to be arbitrated, and shall have some experience in mediating or arbitrating issues relating to such agreements. In the case of any dispute involving an alleged failure to use Diligent Efforts or under Section 16.1(e) or (f), the arbitrator shall in addition be an individual with experience and expertise in the worldwide development and commercialization of pharmaceuticals and the business, legal and scientific considerations related thereto. In the case of a dispute involving a scientific or accounting matter or determination, an Expert having applicable expertise and experience will be selected by the Parties to assist the arbitrator in such scientific or accounting matter or determination (and the arbitrator will select such Expert if the Parties cannot agree on such Expert within [***] following the selection of the arbitrator). If the Parties cannot agree on such arbitrator(s) within [***] of request by a Party for arbitration, then such arbitrator(s) shall be appointed by [***], which arbitrator(s) must meet the foregoing criteria. The governing law in Section 16.4 shall govern such proceedings. No individual will be appointed to arbitrate a dispute pursuant to this Agreement unless he or she agrees in writing to be bound by the provisions of this Section 16.2. The place of arbitration will be [***], unless otherwise agreed to by the Parties.

(b) Within [***] after an arbitrator is selected (or appointed, as the case may be), each Party will deliver to both the arbitrator and the other Party a detailed written proposal setting forth its proposed terms for the resolution for the matter at issue (the “Proposed Terms” of the Party) and a memorandum (the “Support Memorandum”) in support thereof. The Parties will also provide the arbitrator a copy of this Agreement, as may be amended at such time. Within [***] after receipt of the other Party’s Proposed Terms and Support Memorandum, each Party may submit to the arbitrator (with a copy to the other Party) a response to the other Party’s Support Memorandum. Neither Party may have any other communications (either written or oral) with the arbitrator other than for the sole purpose of engaging the arbitrator or as expressly permitted in this Section 16.2.

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(c) The arbitrator shall set a date for a hearing, which shall be no later than [***] after the submission of the responses pursuant to Section 16.2(b), for the presentation of evidence and legal argument concerning each of the issues identified by the Parties. The Parties shall have the right to be represented by counsel. Except as provided herein, the arbitration shall be governed by the Commercial Arbitration Rules of the AAA applicable at the time of the notice of arbitration pursuant to Section 16.2(a), including the right of each party to undertake document requests and up to five (5) depositions.

(d) The arbitrator shall use his or her best efforts to rule on each disputed issue within [***] after completion of the hearing described in Section 16.2(c). The determination of the arbitrator as to the resolution of any dispute [***]. All rulings of the arbitrator shall be in writing and shall be delivered to the Parties as soon as is reasonably possible. Nothing contained herein shall be construed to permit the arbitrator to award punitive, exemplary or any similar damages. The arbitrator shall render a “reasoned decision” within the meaning of the Commercial Arbitration Rules which shall include findings of fact and conclusions of law. Any arbitration award may be entered in and enforced by a court in accordance with Section 16.4 and Section 16.10.

16.3 Expedited Arbitration. The following arbitration shall apply to any unresolved dispute described in Section 16.1(f):

(a) Either Party, at the appropriate time set forth in Section 16.1(f), may refer such issue to arbitration by a panel of three (3) arbitrators under this Section 16.3 by submitting a written notice of such request to the other Party. Within [***] after receipt of such notice, each Party shall appoint as an arbitrator an immunologist who is neutral to and independent of both Parties and all of their respective Affiliates and has experience and expertise in the worldwide development and commercialization of pharmaceuticals and, to the extent practicable, the business, legal and scientific considerations related thereto. Such arbitrators shall, within [***] of their appointment, appoint as the third arbitrator an oncologist who is neutral to and independent of both Parties and all of their respective Affiliates and has experience and expertise in the worldwide development and commercialization of pharmaceuticals and to the extent practicable, the business, legal and scientific considerations related thereto. If such two arbitrators cannot agree on such third arbitrator within such [***] period, then the Parties shall have a period of [***] in which to agree upon such third arbitrator and if they are unable to do so, such third arbitrator shall be appointed by [***], which arbitrator(s) must meet the foregoing criteria. The governing law in Section 16.4 shall govern such proceedings. No individual will be appointed to arbitrate a dispute pursuant to this Section 16.3 unless he or she agrees in writing to be bound by the provisions of this Section 16.3. The place of arbitration will be [***], unless otherwise agreed to by the Parties.

(b) Within [***] after the third arbitrator is selected (or appointed, as the case may be), each Party will deliver to both the arbitrator and the other Party a detailed written proposal setting forth its rationale for its belief that the results of the proposed Clinical Trial or non-clinical study is likely, or not likely, as the case may be to have either a “material adverse impact” as set forth in Section 3.6(b) or an Adverse Impact, and a memorandum (the “Support Memorandum”) in support thereof. The Parties will also provide the arbitrators a copy of this Agreement, as may be amended at such time, and a copy of any other relevant document it deems appropriate, including the then-current Cancer Development Plan, Licensed Field Development Plan, and target product profiles for each of the Cancer Product and Licensed Product containing ALD518. Within [***] after receipt of the other Party’s Support Memorandum, each Party may submit to the arbitrators (with a copy to the other Party) a response to the other Party’s Support Memorandum. Neither Party may have any other communications (either written or oral) with any arbitrator other than for the sole purpose of engaging the arbitrator or as expressly permitted in this Section 16.3. or in response to any request from the arbitrators.

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(c) The arbitrators shall use their best efforts to rule on each disputed issue within [***] after receipt of the Parties’ responses to the Support Memoranda as described in Section 16.3(b). A decision of two out of the three arbitrators shall constitute a final decision of the arbitration panel, and such a decision [***]. All rulings of the arbitration panel under this Section 16.3 shall be in writing and shall be delivered to the Parties as soon as is reasonably possible. Nothing contained herein shall be construed to permit the arbitrators to award any damages. The arbitrator shall render a “reasoned decision” within the meaning of the Commercial Arbitration Rules which shall include findings of fact and conclusions of law.

16.4 Governing Law. This Agreement shall be governed by and construed and enforced under the substantive laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise make this Agreement subject to the substantive law of another jurisdiction. For clarification, any dispute relating to the inventorship, scope, validity, enforceability or infringement of any patent right shall be governed by and construed and enforced in accordance with the patent laws of the applicable jurisdiction.

16.5 Award. Any award to be paid by one Party to the other Party as determined by the arbitrator as set forth above under Section 16.2 shall be promptly paid in U.S. dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting enforcement. Each Party [***], and agrees that, [***]. With respect to money damages, nothing contained herein shall be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages. The only damages recoverable under this Agreement are compensatory damages.

16.6 Costs. Each Party shall bear its own legal fees in connection with any arbitration procedure. The arbitrator may in his/her/their discretion assess his or her costs, fees and expenses (and those any Expert hired by the arbitrator) against the Party losing the arbitration.

16.7 Injunctive Relief; Remedy for Breach of Exclusivity. Nothing in this Article 16 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding. For the avoidance of doubt, nothing in this Section 16.7 shall otherwise limit a breaching Party’s opportunity to cure a material breach as permitted in accordance with Section 13.3.

16.8 Confidentiality. The arbitration proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by law, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by applicable law.

16.9 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.

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16.10 Jurisdiction. For the purposes of this Article 16, the Parties acknowledge their diversity and agree to accept the jurisdiction of the United States District Court located in Wilmington, Delaware for the purposes of enforcing or appealing any awards entered pursuant to this Article 16 and for enforcing the agreements reflected in this Article 16 and agree not to commence any action, suit or proceeding related thereto except in such courts.

16.11 Patent and Trademark Disputes. Notwithstanding Section 16.2, any dispute, controversy or claim relating to the inventorship, scope, validity, enforceability or infringement of any Collaboration Patents or Marks covering the manufacture, use, importation, offer for sale or sale of Products shall be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

17. MISCELLANEOUS

17.1 Entire Agreement; Amendments. This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof, including, without limitation, the Prior CDA. In the event of any inconsistency between any plan hereunder (including any development plan or commercialization plan) and this Agreement, the terms of this Agreement shall prevail. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party.

17.2 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the U.S. or other countries which may be imposed upon or related to Alder or BMS from time to time. Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

17.3 Rights in Bankruptcy.

(a) All rights and licenses granted under or pursuant to this Agreement by one party to the other are, for all purposes of Section 365(n) of Title 11 of the United States Code (“Title 11”), licenses of rights to “intellectual property” as defined in Title 11, and, in the event that a case under Title 11 is commenced by or against either Party (the “Bankrupt Party”), the other Party shall have all of the rights set forth in Section 365(n) of Title 11 to the maximum extent permitted thereby. During the Term, each Party shall create and maintain current copies to the extent practicable of all such intellectual property. Without limiting the parties rights under Section 365(n) of Title 11, if a case under Title 11 is commenced by or against the Bankrupt Party, the other Party shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of such other Party, shall be promptly delivered to it (i) before this Agreement is rejected by or on behalf of the Bankrupt Party, within thirty (30) days after the other Party’s written request, unless the Bankrupt Party, or its trustee or receiver, elects within thirty (30) days to continue to perform all of its obligations under this Agreement, or (ii) after any rejection of this Agreement by or on behalf of the Bankrupt Party, if not previously delivered as provided under clause (i) above. All rights of the Parties under this Section 17.3 and under Section 365(n) of Title 11 are in addition to and not in substitution of any and all other rights, powers, and remedies that each party may have under this Agreement, Title 11, and any other Applicable Law. The non-Bankrupt Party

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shall have the right to perform the obligations of the Bankrupt Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the non-Bankrupt Party shall release the Bankrupt Party from any such obligation or liability for failing to perform it.

(b) The Parties agree that they intend the foregoing non-Bankrupt Party rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties, including for purposes of Title 11, (i) the right of access to any intellectual property (including all embodiments thereof) of the Bankrupt Party or any Third Party with whom the Bankrupt Party contracts to perform an obligation of the Bankrupt Party under this Agreement, and, in the case of the Third Party, which is necessary for the Development, Regulatory Approval and manufacture of Products and (ii) the right to contract directly with any Third Party described in (i) in this sentence to complete the contracted work.

(c) Any intellectual property provided pursuant to the provisions of this Section 17.3 shall be subject to the licenses set forth elsewhere in this Agreement and the payment obligations of this Agreement, which shall be deemed to be royalties for purposes of Title 11.

(d) In the event that Alder enters into a license agreement with a Third Party with respect to intellectual property that will be sublicensed to BMS hereunder, Alder will use commercially reasonable efforts to enable BMS to concurrently enter arrangements with Alder and any such Third Party whereby BMS will receive a direct license from any such Third Party in the event that such license agreement between Alder and such Third Party is terminated during the Term solely on account of Alder becoming a Bankrupt Party.

(e) Notwithstanding anything to the contrary in Article 9, in the event that Alder is the Bankrupt Party, BMS may take appropriate actions in connection with the filing, prosecution, maintenance and enforcement of any Alder Patent rights licensed or assigned to BMS under this Agreement without being required to consult with Alder before taking any such actions, provided that such actions are consistent with this Agreement.

17.4 Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, acts of terrorism, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe. The payment of invoices due and owing hereunder shall in no event be delayed by the payer because of a force majeure affecting the payer.

17.5 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 17.5, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable international expedited delivery service, or (b) five (5) business days after mailing, if mailed by first class certified or registered mail, postage prepaid, return receipt requested.

For AlderBio:	Alder Biopharmaceuticals Inc. 11804 North Creek Parkway South Bothell, WA 98011 Attention: President and CEO Fax: 425-205-2901

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With a copy to:	Cooley Godward Kronish LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306 Attention: Barbara A. Kosacz, Esq. Fax: 650-849-7400

For AlderHoldings:	AlderBio Holdings LLC 101 Convention Center Drive Suite 850 Las Vegas, Nevada 89109 Fax: 702-598-3651

With a copy to:	Cooley Godward Kronish LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306 Attention: Barbara A. Kosacz, Esq. Fax: 650-849-7400

For BMS:	Bristol-Myers Squibb Company Route 206 and Province Line Road Princeton, NJ 08543-4000 Attention: Senior Vice President, Strategic Transactions Group Fax: 609-252-7212

With a copy to:	Bristol-Myers Squibb Company Route 206 and Province Line Road Princeton, NJ 08543-4000 Attention: Vice President and Senior Counsel, Corporate and Business Development Fax: 609-252-4232

Furthermore, a copy of any notices required or given under Section 9.4 of this Agreement shall also be addressed to the Vice President and Chief Intellectual Property Counsel of BMS at the address set forth in Section 9.4.

17.6 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

17.7 Maintenance of Records. Each Party shall keep and maintain all records required by law or regulation with respect to Products and shall make copies of such records available to the other Party in accordance with the terms and conditions of this Agreement.

17.8 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent (i) to any Affiliate of such Party, provided that such transfer shall not

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adversely affect the other Party’s rights and obligations under this Agreement and that such Affiliate remains an Affiliate of such Party or (ii) to any Third Party successor or purchaser of all or substantially all of the business or assets of such Party, whether in a merger, sale of stock, sale of assets or other transaction. Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations (and in any event, any Party assigning this Agreement to an Affiliate shall remain bound by the terms and conditions hereof). In the event of any permitted assignment of this Agreement by BMS, BMS shall assign to such permitted assignee or to AlderHoldings (in accordance with Section 13.9 as if a termination had occurred) BMS’ entire right, title and interest in and to each Ex-US Core Patent to which BMS obtained an ownership interest pursuant to Section 7.2. In the event that a Party is acquired by a Third Party (such Third Party, hereinafter referred to as an “Acquiror”), then the intellectual property of such Acquiror held or developed by such Acquiror prior to or after such acquisition (other than intellectual property developed by such Acquiror in the course of conducting the acquired Party’s activities under this Agreement) shall be excluded from the Alder Technology and BMS Technology, and such Acquiror (and Affiliates of such Acquiror which are not controlled by (as defined under the Affiliate definition in Article 1) the acquired Party itself) shall be excluded from the Affiliate definition solely for purposes of the applicable components of the Alder Technology or the BMS Technology. For clarity, any intellectual property developed by the Acquiror in the course of conducting the acquired Party’s activities under this Agreement shall be included within Alder Technology and BMS Technology to the extent such intellectual property would have been so included had it been developed by the acquired Party. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 17.8 shall be null, void and of no legal effect.

17.9 [***].

17.10 Non-Solicitation of Employees. After the Effective Date and during the term of this Agreement, each Party agrees that neither it nor any of its divisions, operating groups or Affiliates shall recruit, solicit or induce any employee of the other Party directly involved in the activities conducted pursuant to this Agreement to terminate his or her employment with such other Party and become employed by or consult for such Party, whether or not such employee is a full-time employee of such other Party, and whether or not such employment is pursuant to a written agreement or is at-will. For purposes of the foregoing, “recruit”, “solicit” or “induce” shall not be deemed to mean: (a) circumstances where an employee of a Party initiates contact with the other Party or any of its Affiliates with regard to possible employment; or (b) general solicitations of employment not specifically targeted at employees of a Party or any of its Affiliates, including responses to general advertisements.

17.11 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

17.12 Compliance with Applicable Law. Each Party shall comply with Applicable Law in the course of performing its obligations or exercising its rights pursuant to this Agreement. Neither Party (nor any of their Affiliates) shall be required under this Agreement to take any action or to omit to take any action otherwise required to be taken or omitted by it under this Agreement if the taking or omitting of such action, as the case may be, would violate any settlement or judgment to which it may be subject from time to time during the Term, including in the case of BMS, the following: (i) [***] of the [***] entered into by BMS in [***] to [***]

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[***] that related to the Bristol-Myers Squibb investigational compound [***]; (ii) [***]; (iii) [***]; and (iv) [***]. Notwithstanding anything to the contrary in this Agreement, neither Party nor any of its Affiliates shall be required to take, or shall be penalized for not taking, any action that is not in compliance with such Party’s ethical business practices and policies or that such Party reasonably believes is not in compliance with Applicable Law.

17.13 Severability. If any one or more of the provisions of this Agreement are held to be invalid or unenforceable by an arbitrator or any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

17.14 No Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

17.15 HSR Filing. The Parties shall each as promptly as practicable after the Signing Date of this Agreement, file or cause to be filed with the U.S. Federal Trade Commission and the U.S. Department of Justice and any relevant foreign governmental authority any notifications required to be filed under the HSR Act and any applicable foreign equivalent thereof with respect to the transactions contemplated hereby; provided that the Parties shall each file the notifications required to be filed under the HSR Act no later than ten (10) business days after the Signing Date of this Agreement and shall each file the notifications required to be filed by any applicable foreign equivalent no later than fifteen (15) business days after the Signing Date of this Agreement. Each Party shall be responsible for its own costs in connection with such filing, except that BMS shall be solely responsible for the applicable filing fees. The Parties shall use commercially reasonable efforts to respond promptly to any requests for additional information made by either of such agencies, and to cause the waiting periods under the HSR Act and any applicable foreign equivalent thereof to terminate or expire at the earliest possible date after the date of filing. Each Party shall use its commercially reasonable efforts to ensure that its representations and warranties set forth in this Agreement remain true and correct at and as of the Effective Date as if such representations and warranties were made at and as of the Effective Date. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not become effective (with the exception of Articles 1 and 17) until such time as (a) the Parties shall have complied with all applicable requirements of the HSR Act; (b) the waiting period under the HSR Act shall have expired or earlier been terminated; (c) no judicial or administrative proceeding opposing consummation of all or any part of this Agreement shall be pending; (d) no injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transactions contemplated by this Agreement or any material portion hereof shall be in effect; and (e) no requirements or conditions shall have been formally requested or imposed by the Federal Trade Commission and the Department of Justice in connection therewith which are not reasonably and mutually satisfactory to the Parties (collectively, the “HSR Conditions”) and shall become effective automatically on the first date when all HSR Conditions are met. Such date shall be referred to as the “Effective Date”. For clarity, achieving the HSR Conditions shall be the sole condition precedent to this entire Agreement coming into effect. In the event that the HSR Conditions are not met within three (3) months of the Signing Date, either Party may terminate this Agreement.

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17.16 Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (i) the words “include”, “includes” or “including” shall be construed as incorporating also the phrase “but not limited to” or “without limitation”; (ii) the word “day” or “year” or “quarter” shall mean a calendar day or year or quarter, unless otherwise specified; (iii) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (v) provisions that require that a Party, the Parties or any Committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (vi) words of any gender include the other gender; (vii) words using the singular or plural number also include the plural or singular number, respectively; (viii) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (ix) the word “will” shall be construed to have the same meaning and effect as the word “shall”.

17.17 Guarantee of Performance by AlderBio and AlderHoldings. The obligations, representations, warranties, covenants attributed to Alder under this Agreement and other references to Alder in this Agreement shall apply jointly and severally to Alder Holdings and AlderBio; provided however, as the owner of the Alder Technology, AlderHoldings has the sole right to receive all payments set forth in Article 8. AlderBio guarantees and shall be liable for the performance of AlderHoldings under this Agreement, and AlderHoldings guarantees and shall be liable for the performance of AlderBio under this Agreement.

17.18 Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document, each of which shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement may be executed and delivered through the email of pdf copies of the executed Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives effective as of the Signing Date.

BRISTOL-MYERS SQUIBB COMPANY		ALDER BIOPHARMACEUTICALS INC.

By:	/s/ Jeremy Levin	By:	/s/ Randall C. Schatzman
Name:	Jeremy M. Levin	Name:	Randall C. Schatzman
Title:	Senior Vice President	Title:	President & CEO

ALDERBIO HOLDINGS LLC

		By:	/s/ Randall C. Schatzman
		Name:	Randall C. Schatzman
		Title:	Manager

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EXHIBITS

Exhibit A—Amino Acid Sequence of ALD518

Exhibit B—Core Patents

Exhibit C—Initial Cancer Development Plan

Exhibit D—Initial Licensed Field Development Plan

Exhibit E—BMS Right of Preferred Negotiation for Cancer Field in the U.S.

Exhibit F—Adverse Event Reporting Procedures Until An SDEA Can Be Signed

Exhibit G—Joint Press Release

Exhibit H—[***]

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Exhibit A

Amino Acid Sequence of ALD518

[***]

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Exhibit B

Core Patents

[***]

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Exhibit C

Initial Cancer Development Plan

Non-clinical studies in cancer:

[***] studies to investigate the effect of ALD518 on the sensitivity of cancer cell lines/transplants to cancer chemotherapeutic agents including but not limited to [***].

Clinical Trials:

These studies relate to [***] but Alder will do similar studies in a range of other cancers as yet to be determined. The Phase 3 Clinical Trials will have survival endpoints built into them, if appropriate.

A Phase 2 Clinical Trial to investigate[***] of ALD518 in the treatment of [***] in [***] patients.

A Phase 2 Clinical Trial to investigate [***] of ALD518 in the treatment of [***] in [***] patients.

A Phase 2 Clinical Trial to investigate the[***] of ALD518 in the treatment of [***] in [***] patients.

A Phase 3 Clinical Trial to investigate the [***] of ALD518 in the treatment of [***] in [***] patients.

A Phase 3 Clinical Trial to investigate the [***] of ALD518 in the treatment of [***] in [***] patients.

A Phase 3 Clinical Trial to investigate [***] of ALD518 in the treatment of [***] in [***] patients.

Alder may also be required to do studies in pediatric cancers.

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Exhibit D

Initial Licensed Field Development Plan

Below are listed the key activities planned to be carried out for the Development of the Licensed Product for the RA Indication.

Non-clinical activities in preparation of Phase 2b Clinical Trial in rheumatoid arthritis patients and in preparation of BLA filing:

•	drug substance campaign for Phase 2b Clinical Trial supply ([***])

•	release drug substance for Phase 2b Clinical Trial supply

•	[***]

•	[***]

•	[***]

•	[***]:

o	[***]

o	[***]

•	[***]—needs to be conducted in support of filing

•	[***]—needs to be conducted in support of filing

•	drug-drug interaction studies—needs to be conducted in support of filing

•	mechanism of action studies—needs to be conducted in support of filing

Clinical Studies:

Phase 2b Clinical Trial dose ranging study in rheumatoid arthritis patients with inadequate response to methotrexate (dose ranging MTX IR; [***]; SC). The study will be conducted using the subcutaneous formulation.

•	[***] arm

•	[***], 6 months in duration

•	approximately 350 patients

•	[***]

•	[***]

Phase 3 Clinical Trial in rheumatoid arthritis patients with [***].

•	[***]

•	[***] arms, [***] in duration

•	approximately [***] patients

•	[***]

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Phase 3 Clinical Trial in rheumatoid arthritis patients with [***].

•	[***]

•	[***] arms, [***] in duration

•	approximately [***] patients

Phase 3 Clinical Trial in rheumatoid arthritis patients who are [***].

•	[***] arms, [***] in duration

•	approximately [***] patients

•	[***]

Phase 3 Clinical Trial safety study in rheumatoid arthritis patients with [***]

•	[***] arms, [***] in duration

•	approximately [***] patients

•	[***]

The proposed development plan timeline for certain of the above activities is shown on the next page.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit E

BMS Right of Preferred Negotiation for Cancer Field in the U.S.

Right of Preferred Negotiation. If BMS exercises the Option and for so long as BMS has the licenses set forth in Section 7.9, BMS shall have a limited right of preferred negotiation with respect to the Cancer Product in the Cancer Field in the Alder Cancer Territory as set forth in this Exhibit E (the “Right of Preferred Negotiation”).

E1 In the event that Alder desires to pursue entering into a License, Alder will have the right to conduct any process whatsoever with respect thereto [***] subject to the provisions of this Exhibit E. In the event that Alder desires to pursue entering into a License, Alder will provide written notice to BMS of its desire and provide BMS with information in Alder’s possession and Control that is reasonably necessary for BMS to perform its due diligence with respect to the Cancer Product in the Cancer Field in the Alder Cancer Territory (including but not limited to information from or relating to clinical studies, investigator brochures, correspondence with FDA, information regarding Third Party patents, and information regarding the manufacture, sourcing and cost of goods for the Cancer Product) to the extent not previously made electronically available to BMS, and to the extent and consistent with the timing of the delivery of such information and diligence materials as is done with respect to Third Parties who have also indicated in interest in participating in such License negotiations (the “Notice”). Alder shall provide to BMS [***] at the time of such Notice. If BMS notifies Alder in writing of its election to pursue a License within [***] after BMS’ receipt of such Notice, Alder shall enter into good faith negotiations with BMS with respect to such License and Alder and BMS shall agree within [***] of BMS’ notice [***]. During such negotiation, Alder will provide BMS with an opportunity to make a written counter-proposal to the terms and conditions offered by Alder with respect to such a License and Alder will either accept the counter-proposal or provide a counter offer term sheet to BMS, and the Parties shall iterate as they see fit in this manner. [***].

E2 [***].

(a) In the event that Alder intends to enter into a License with a Third Party (based on bona fide arm’s-length negotiations with an unaffiliated Third Party) after following the procedure set forth in this Exhibit E, Alder shall provide BMS with written notice that Alder has followed the procedure set forth in this Exhibit E and that Alder has determined that it shall enter into such License. Alder shall then be free to enter into such Third Party License, provided that such agreement is under the terms and conditions that the Independent Evaluator determined to be More Favorable to Alder than those terms and conditions last offered in writing by Alder to BMS (i.e., in the Last Alder Term Sheet).

(b) [***].

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Alder shall provide BMS in each case at least [***]. Upon receipt, [***]. Alder will consider the determination [***]. Subject to paragraph (c) below, Alder shall then determine, in its sole discretion, [***]. Such determination shall be made in good faith, and shall be final and binding upon the Parties and shall not be subject to appeal or challenge or to any dispute resolution proceeding, except in the case where BMS has a reasonable basis to believe that Alder did not follow the procedure set forth in this Section E2 [***], and any such dispute shall be conclusively resolved [***].

(c) [***] then Alder will have the right to enter into a License with such Third Party having the terms and conditions [***]. In such event, Alder shall not be required to proceed with any such Third Party, or with BMS, but it may proceed in any way it prefers, including, without limitation (i) further negotiating with such Third Party based upon such Third Party Term Sheet [***], or (ii) offering to BMS such terms and conditions [***], and Alder shall be under no obligation to further negotiate with BMS [***].

(d) [***] Alder shall have all rights, but not the obligation [***].

E3 In the event that Alder has not entered into an agreement with a Third Party with respect to a License within the earlier of [***] following the date of the Notice [***], before entering into a License with any Third Party, Alder will first notify BMS of such fact, and will provide again a Notice (including all such information described in Section E1) and a proposal for terms and conditions of a License with BMS in the same manner as set forth above under Section E1 and subject to Section E2.

E4 Any License entered into by Alder with a Third Party in accordance with the procedure set forth in this Exhibit E shall be consistent with the terms and conditions of this Agreement and shall not limit Alder in its ability to fully perform all of its obligations under the Agreement, which will continue in effect.

E5 Certain Definitions. The following capitalized terms shall have the following meanings as set forth below.

[***].

“More Favorable” means, with respect to a Third Party proposal for a License (including the terms and conditions set forth in the Third Party Term Sheet), compared to a License agreement with BMS under the terms and conditions set forth in the Last Alder Term Sheet, that the Third Party proposal taken as a whole is more favorable to Alder than such License with BMS, [***].

[***], or after BMS affirmatively declines to pursue a License or fails to timely notify Alder of BMS’ election to pursue a License.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit F

Adverse Event Reporting Procedures Until An SDEA Can Be Signed

Each Party shall notify the other Party as soon as practicable, but not later than [***] after it receives information about the initiation of any investigation, review or inquiry by any Regulatory Authority concerning the safety of a Product.

Individual Case Safety Reports (ICSRs) and pregnancy reports which come to the attention of either Party shall be notified to the other Party, in English, in accordance with the time frames, formats, and method listed below. No source documents shall be exchanged. Each report shall be transmitted to the appropriate contact as set forth below.

Report Type	Timeframe	Format	Method

Unexplained and fatal or life-threatening adverse event associated with use of Product as set forth in ICH guidelines	[***]	[***]	FAX and e-mail

All other serious attributable* (related) ICSRs and pregnancies	[***]	[***]	FAX and e-mail

Serious non-attributable (not related) ICSRs	[***]	[***]	FAX and e-mail

Non-serious attributable* (related) and non-attributable (not related) ICSRs	[***]

Attributable (i.e., [***]) by either the investigator or a Party.

Each Party is responsible for complying with all applicable investigational and post-marketing safety reporting regulations with respect to the use of the Product as subject to the terms of this Agreement. This includes submission of expedited and periodic reports to the appropriate Regulatory Authority(s).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

All information to be reported to a Party under this Exhibit shall be sent as follows (or to such other address, contact person, telephone number, facsimile number or e-mail address as may be specified in writing to the other Party):

To BMS, at:

Bristol-Myers Squibb Company

Adverse Event Processing

311 Pennington-Rocky Hill Road HW 19 1.01

Pennington, NJ 08534

USA

Fax: 609-818-3804

Email: worldwide.safety@bms.com

To Alder, at:

Alder Biopharmaceuticals Inc.

11804 North Creek Parkway South

Bothell, WA 98011

Attention: Chief Medical Officer

Fax: 425-205-2941

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit G

Joint Press Release

Bristol-Myers Squibb and Alder Biopharmaceuticals

Enter Global Agreement on Rheumatoid Arthritis Biologic

ALD518 is a Phase II Humanized Monoclonal Antibody Targeting IL-6

(PRINCETON, New Jersey, and BOTHELL, Washington, October XX, 2009)—Bristol-Myers Squibb Company (NYSE:BMY) and Alder Biopharmaceuticals, Inc., today announced a global agreement for the development and commercialization of ALD518, a novel biologic that has completed Phase IIa development for the treatment of rheumatoid arthritis.

Under the terms of the collaboration agreement, Alder will grant to Bristol-Myers Squibb worldwide exclusive rights to develop and commercialize ALD518 for all potential indications except cancer, for which Alder will retain rights and grant Bristol-Myers Squibb an option to co-develop and commercialize outside the United States. An upfront cash payment of $85 million, potential development-based and regulatory-based milestone payments of up to $764 million across a range of indications, potential sales-based milestones which under certain circumstances may exceed $200 million, and royalties on net sales are payable to Alder by Bristol-Myers Squibb. Alder has an option to require Bristol-Myers Squibb to make an equity investment of up to $20 million in Alder during an initial public offering.

“With its novel mechanism of action, ALD518 has the potential to offer an exciting new option for patients with rheumatoid arthritis,” said Brian Daniels, M.D., Senior Vice President, Global Development & Medical Affairs, Bristol-Myers Squibb. “We are pleased to have the opportunity to develop this novel monoclonal antibody. As part of our String of Pearls strategy, this transaction provides Bristol-Myers Squibb with the opportunity to strengthen our immunoscience pipeline, and leverage our company’s experience in developing and delivering novel biologics to help patients prevail over rheumatoid arthritis and, potentially, other autoimmune diseases.”

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“Bristol-Myers Squibb and Alder share the vision that ALD518 could become an important part of treating patients with rheumatoid arthritis,” said Randall C. Schatzman, Ph.D., President and Chief Executive Officer of Alder Biopharmaceuticals. “Bristol-Myers Squibb’s extensive development and commercial experience in immunology translate into an exceptionally good fit for Alder, especially at this stage of our corporate development.”

The effectiveness of the collaboration agreement is subject to antitrust clearance by the United States Federal Trade Commission and Department of Justice, under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary regulatory approvals.

About ALD518

ALD518 is a humanized, monoclonal antibody, designed to block a pro-inflammatory molecule called interleukin-6 (IL-6), which plays a key role in the inflammatory cascade leading to the inflammation, swelling, pain, and destruction of large and small joints associated with rheumatoid arthritis. Based on the strong association of IL-6 with inflammatory disease, inhibition of IL-6 with ALD518 represents a promising new anti-inflammatory mechanism that could result in bone and joint preservation. ALD518 has completed Phase IIa development for rheumatoid arthritis. ALD518 is also being studied by Alder for the treatment of cancer and in cancer supportive care.

ABOUT RHEUMATOID ARTHRITIS

Rheumatoid arthritis (RA) is a systemic,1 chronic, autoimmune disease characterized by inflammation in the lining of joints (or synovium), causing joint damage with chronic pain, stiffness, swelling and fatigue.2 RA causes limited range of motion and decreased function as a result of affected joints losing their shape and alignment.3

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RA affects about one percent of the world’s population,4 including more than one million people in the United States.1 The condition is more common in women than in men, who account for 75 percent of patients diagnosed with RA.2

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global biopharmaceutical company committed to discovering, developing and delivering innovative medicines that help patients prevail over serious diseases. For more information, please visit www.bms.com.

ABOUT ALDER

ALDER BIOPHARMACEUTICALS, INC. UNIQUELY IDENTIFIES, DEVELOPS, AND MANUFACTURES NOVEL ANTIBODY THERAPEUTICS TO ALLEVIATE HUMAN SUFFERING IN THE AUTOIMMUNE AND INFLAMMATORY DISEASE AREAS. ALDER’S MANAGEMENT TEAM COMBINES DECADES OF INDUSTRY EXPERIENCE WITH A PROVEN TRACK RECORD FOR IDENTIFYING AND DEVELOPING NOVEL ANTIBODY THERAPEUTICS AND ENABLING PARTNERS THROUGH THE OUT-LICENSING OF ITS TECHNOLOGIES. IN ADDITION TO BRISTOL-MYERS SQUIBB, PARTNERS INCLUDE SCHERING-PLOUGH, SEATTLE GENETICS, GENMAB, AND TWO NON-DISCLOSED LARGE PHARMACEUTICAL COMPANIES. FOR MORE INFORMATION, VISIT WWW.ALDERBIO.COM.

Bristol-Myers Squibb Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995, regarding the research, development and commercialization of pharmaceutical products. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the compound described in this release will move from early stage development into full product development, that clinical trials of this compound will

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support a regulatory filing, or that the compound will receive regulatory approval or become a commercially successful product. Nor is there any guarantee that the transaction described in this release will receive the necessary regulatory approvals to close. Forward-looking statements in the press release should be evaluated together with the many uncertainties that affect Bristol-Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol-Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Bristol-Myers Squibb undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

References

[1]	Helmick CG, Felson DT, Lawrence RC, Gabriel S, Hirsch R, Kwoh CK, Liang MH, Kremers HM, Mayes MD, Merkel PA, Pillemer SR, Reveille JD, Stone JH; National Arthritis Data Workgroup. Estimates of the prevalence of arthritis and other rheumatic conditions in the United States. Part I. Arthritis Rheum. 2008;Jan;58(1):15-25.

[2]	American College of Rheumatology, Patient Education, Rheumatoid Arthritis. Available at: http://www.rheumatology.org/public/factsheets/ra_new.asp?aud=pat2. Accessed May 2006.

[3]	National Institute of Arthritis and Musculoskeletal and Skin Diseases. National Institutes of Health. U.S. Department of Health and Human Services. Rheumatoid Arthritis. May 2004.

[4]	Lee DM, Weinblatt ME. Rheumatoid Arthritis. The Lancet. 2001;358:903-11.

Bristol-Myers Squibb Media Jennifer Fron Mauer, 609-252-6579 jennifer.mauer@bms.com mailto:spechts@zymogenetics.com or Investors John Elicker, 609-252-4611 john.elicker@bms.com	Alder Media and Investors Ian M. Stone, 619-528-2220 ian.stone@russopartnersllc.com or David Schull, 212-845-4271 david.schull@russopartnersllc.com

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Exhibit H

[***].